Filed with the U.S. Securities and Exchange Commission on April 30, 2019
1933 Act Registration File No. 333-206240
1940 Act File No. 811-23084
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N‑1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	60	[	X	]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	63	[	X	]

(Check appropriate box or boxes.)

SERIES PORTFOLIOS TRUST
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (414) 765-5208

John Hedrick, President and Principal Executive Officer
Series Portfolios Trust
615 East Michigan Street
Milwaukee, WI 53202
(Name and Address of Agent for Service)

Copy to:

Marco Adelfio Goodwin Procter LLP 901 New York Avenue, NW Washington, DC 20001

It is proposed that this filing will become effective

☒	immediately upon filing pursuant to paragraph (b)
☐	on pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 60 to the Series Portfolios Trust’s (the “Trust”) Registration Statement on Form N-1A is being filed for the purpose of adding the audited financial statements and certain related financial information for the fiscal year ended December 31, 2018, for the Trust’s series: MProved Systematic Long-Short Fund, MProved Systematic Merger Arbitrage Fund and MProved Systematic Multi-Strategy Fund.

MProved Systematic Long-Short Fund

Investor Class
(Trading Symbol: MLSJX)

Institutional Class
(Trading Symbol: MLSQX)

MProved Systematic Merger Arbitrage Fund

Investor Class
(Trading Symbol: MMAJX)

Institutional Class
(Trading Symbol: MMAQX)

MProved Systematic Multi-Strategy Fund

Investor Class
(Trading Symbol: MMSJX)

Institutional Class
(Trading Symbol: MMSQX)

Prospectus

April 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.mprovedalts.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-833-677-6833 or by enrolling at www.mprovedalts.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-833-677-6833 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Funds.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

MProved Systematic Long-Short Fund
MProved Systematic Merger Arbitrage Fund
MProved Systematic Multi-Strategy Fund

Each a Series of Series Portfolios Trust (the “Trust”)

Summary Section

MProved Systematic Long-Short Fund

Investment Objective
The MProved Systematic Long-Short Fund (the “Fund”) seeks to achieve capital growth.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Redemption Fee (on shares held 30 days or less, as a percentage of amount redeemed)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%	1.10%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses	11.22%	11.22%
Acquired Fund Fees and Expenses(1)	0.05%	0.05%
Total Annual Fund Operating Expenses	12.62%	12.37%
Fee Waiver and Expense Reimbursement(2)	(10.97)%	(10.97)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.65%	1.40%

(1)
Acquired Fund Fees and Expenses for the Fund’s current fiscal year are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not corr elate to the expense ratio in the Fund’s financial highlights, which only reflect the direct operating expenses incurred by the Fund.

(2)
Magnetar Asset Management LLC (the “Adviser”) has contractually agreed to reduce its management fees, and may reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage and other transactional expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) do not exceed 1.35% of the average daily net assets of each share class of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least April 30, 2020 and may continue annually thereafter, unless sooner terminated. The Expense Cap may be terminated (i) at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or (ii) at the end of the then-current term and upon 60 days’ written notice by the Adviser. The Adviser may request recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date they were waived or reimbursed, provided that the Fund is able to make the recoupment without exceeding the lesser of the Expense Caps (i) in effect at the time of the waiver or reimbursement, or (ii) in effect at the time of recoupment.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap for one year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class Shares	$168	$2,581	$4,641	$8,564
Institutional Class Shares	$143	$2,520	$4,560	$8,482

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period ended December 31, 2018, the Fund’s portfolio turnover rate was 152% of the average value of its portfolio .

Principal Investment Strategies

Under normal conditions, the Adviser pursues the Fund’s investment objective utilizing rules-based, long-short strategies. The Fund primarily invests in equity securities and derivatives, as described below. In pursuing the Fund’s investment objective, the Adviser seeks to identify companies that the Adviser expects to be impacted by a significant corporate or market event, including corporate actions, abnormal price movements, investor sentiment, and shifts or disruptions in the company’s balance sheet, cash flow, or earnings fundamentals (referred to as “event-driven opportunities”) or other industry and market dynamics.

A long-short strategy involves buying long securities that are expected to increase in value and selling short securities that are expected to decrease in value. The Fund seeks to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or non-occurrence, of such an event. The Adviser will typically take a long position in a security or other financial instrument that is believed to be underpriced, or a short position in a security or other financial instrument that is believed to be overpriced. In a short sale transaction, the Fund will borrow a security and sell it at the current market price in the anticipation of buying the security at a lower price prior to the time the Fund is obligated to return the security to the owner. While there is no guarantee of this convergence between market and anticipated value, the Adviser believes there to be a reasonable probability of such convergence based upon historical statistical analysis.

Implementing long-short strategies requires both quantitative (e.g. statistical analysis and financial modeling) and qualitative (e.g. formulating hypotheses and setting assumptions) skills to identify and interpret the potential impact of the aforementioned market disruptions on the anticipated value of a company’s equity. In addition to identifying and interpreting potential impact of such disruptions , the Adviser believes it is critical to also assess their potential risks. The underlying logic behind this process is encapsulated in a set of proprietary rules and algorithms developed by the Adviser. The Adviser does not intend the Fund to be market neutral. The Fund intends to generally maintain a net long exposure to the equity market (long market value minus short market value) that is greater than the 0% exposure which a “market neutral” fund is designed to provide, but less than the 100% exposure provided by a fund that invests only in long positions. This is intended to allow the Fund to benefit from a rising market, although to a lesser extent than a “long-only” fund, while still affording some protection from a falling market because of the Fund’s short positions, which are designed to perform inversely to the market.

Performance for long-short strategies can be cyclical and will vary with market conditions. Identifying investments for the Fund depends on the existence of event-driven opportunities, which can be driven by the flow of corporate events and transactions. The general characteristics of corporate events vary over time, making the available universe of transactions more attractive at certain times than others. These characteristics include, among other things, the nature of the event as well as its motivating conditions.

In selecting investments for the Fund, the Adviser applies a rules-based approach in which a variety of guidelines are imposed as soft limits, which determine portfolio composition. The Adviser may sell a position when it determines that the position no longer satisfies the Adviser’s rules-based criteria.

The Fund currently focuses on U.S. securities, but may also invest in non-U.S. securities which may be denominated in U.S. dollars or foreign currencies. The Fund may invest in securities of issuers of any market capitalization.

The Fund’s investment in equities may include common, preferred stock, securities convertible into common stock, rights and warrants or securities or other instruments whose price is linked to the value of common stock, or may gain exposure to equities from derivatives (including equity total return swaps, options on stocks or stock indexes, futures contracts, options on futures contracts, forward currency contracts and swaps). The Fund may invest in real estate investment trusts (“REITs”); other investment companies; restricted securities; when-issued securities; and new issues or initial public offerings (“IPOs”). The Fund may also engage in securities lending.

In executing the Fund’s strategy, the Adviser expects to employ leverage as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), and to use a variety of hedging techniques including short selling. The Fund’s use of leverage will vary depending on market conditions, and at times may be significant. It may also enter into derivative transactions, including swaps. The Fund may use total return swaps on equity securities as a substitute for investing in conventional equity securities and for investment purposes to increase its economic exposure to a particular security in a cost-effective manner. At times, the Fund may gain all of its equity exposure through the use of total return swaps on equity securities. The Fund’s use of total return swaps on equity securities will have the economic effect of financial leverage. When the Fund uses derivative instruments, the Fund will comply with SEC guidelines regarding asset coverage for such instruments, and may therefore hold a significant portion of its assets in cash and/or cash equivalents.

The Fund may engage in active and frequent trading of portfolio securities.

Principal Risks
As with any mutual fund, there are risks to investing. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Remember that, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time. The principal risks of investing in the Fund are:

Model Risk. The Adviser relies heavily on quantitative models and information and data both developed by the Adviser and those supplied by third parties, rather than granting trade-by-trade discretion to the Adviser’s investment professionals. Models and data are used to construct sets of transactions and investments, to value investments or potential investments, to provide risk management insights and to assist in hedging the Fund’s investments. Models and data are known to have errors, omissions, imperfections and malfunctions (collectively, “System Events”). When models and data prove to be incorrect, misleading or incomplete, any decisions made in reliance thereon will expose the Fund to risks.

The Adviser seeks to reduce the incidence and impact of System Events through a certain degree of internal testing and real-time monitoring, and the use of independent safeguards in the overall portfolio management system and often, in the software code itself. Despite such testing, monitoring and independent safeguards, System Events may result in, among other things, the failure to execute anticipated trades, delays to the execution of anticipated trades, the failure to properly allocate trades, the failure to properly gather and organize available data, the failure to take certain hedging or risk reducing actions and/or the taking of actions which increase certain risk(s)—all of which may have materially negative effects on the Fund and/or its returns.

Systematic Trading Risk. The Adviser bases certain trading decisions on systematic mathematical analysis of past price behavior. The future profitability of these strategies depends, in part, upon the assumption that the future price behavior will not be materially different from past behavior. The Fund may incur substantial trading losses during periods when markets behave substantially differently from the period in which the Adviser’s models are derived. The systematic trading methods used by the Adviser are fundamentally dependent on automated and computerized technology which may contain programming errors or which may ineffectively incorporate or translate the data collected.

Long-Short Strategies Risk. The Fund’s use of long-short strategies is subject to the Adviser’s ability to accurately identify securities that are overvalued, in the case of short positions, or undervalued, in the case of long positions, in the market and depend on the market eventually recognizing the Adviser’s evaluation of the true value of the security. If the Adviser’s evaluation of the value of a particular security is incorrect or if the market never recognizes that evaluation in the price of a particular security, long-short strategies could result in losses for the Fund. In addition, long-short strategies may be subject to greater volatility than other strategies and may involve the use of leverage, which can magnify investment losses in the Fund.

Active Management Risk. The Fund is an actively managed rules-based investment portfolio and is therefore subject to management risk. The Adviser will apply its investment and risk analysis in making investment decisions for the Fund, but there is no guarantee that these decisions will produce the intended results.
Borrowing Risk. The Fund is permitted to borrow money (or engage in transactions that are economically similar to borrowing money) which may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio, potentially magnifying losses. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its repayment obligations.
Convertible Securities Risk. Convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. In general, a convertible security performs more like a stock when the underlying stock’s price is high (because it is assumed that it will be converted into the stock) and more like a bond when the underlying stock’s price is low (because it is assumed that it will mature without being converted). “Mandatory” convertible bonds, which must be converted into common stock by a certain date, may be more exposed to the risks of the underlying common stock. Convertible securities generally have less potential for gain or loss than common stocks.
Currency Risk. Currency risk is the risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. Accordingly, any hedging of currency exposure that is implemented by the Fund will primarily involve hedging back to the U.S. dollar, but in certain circumstances may involve other hedging activities. There is no assurance that the Fund will attempt to hedge its overall currency exposure, or, if it does engage in hedging activity, that this activity will be effective.
Derivatives Risk. The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates, or indices. The Fund invests in derivatives for hedging and non-hedging purposes. The Fund’s use of derivatives may be subject to the following additional risks.
Volatility Risk. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
Counterparty Credit Risk. The stability and liquidity of certain derivative transactions depend in large part on the creditworthiness of the parties to the transactions. If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction. However, exercising such contractual rights may involve delays or costs which could result in the value of the Fund being less than if the transaction had not been entered into. Furthermore, there is a risk that any of such counterparties could become insolvent and/or the subject of insolvency proceedings, delaying recovery of the Fund’s securities.
Hedging Risk. Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus potentially offsetting a decline in the portfolio positions’ value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. Moreover, it may not be possible for the Fund to hedge against an exchange rate, interest rate or security price fluctuation that is so generally anticipated that the Fund is not able to enter into a hedging transaction at a price sufficient to protect its assets from the decline in value of the portfolio positions anticipated as a result of such fluctuations.
The Fund is not required to attempt to hedge portfolio positions and, for various reasons, may determine not to do so; or may not anticipate a particular risk so as to hedge against it.

Swaps. The use of swaps is a highly specialized activity that involves investment techniques, risk analyses, and tax planning different from those associated with ordinary securities transactions. Swaps may be difficult to value and may be considered illiquid. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial loss. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will be able to enforce its rights. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The primary risks associated with total returns swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).
Futures. Futures contracts markets are highly volatile and are influenced by a variety of factors, including national and international political and economic developments. In addition, because of the low margin deposits normally required in futures trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts.
The U.S. Commodity Futures Trading Commission and various exchanges impose speculative position limits on the maximum net long or net short position a person or group may hold or control in particular commodities. The Fund may be unable to take positions in particular futures contracts or may be forced to liquidate positions in particular futures contracts to avoid exceeding such limits.
When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the futures contracts and the underlying investment sought to be hedged may prevent the Fund from achieving the intended hedging effect or expose the Fund to the risk of loss.

Forwards. Forward trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Fund due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Fund would otherwise enter into, to the possible detriment of the Fund. Market illiquidity or disruption could result in major losses to the Fund. In addition, the Fund may be exposed to credit risks with regard to counterparties with whom the Fund trades as well as risks relating to settlement default. Such risks could result in substantial losses to the Fund. Some counterparties with whom the Fund transacts may not be rated investment grade.
Options. Options trading involves certain additional risks. Specific market movements of an option and the instruments underlying an option cannot be predicted. No assurance can be given that a liquid offset market will exist for any particular option or at any particular time. If no liquid offset market exists, the Fund might not be able to effect an offsetting transaction in a particular option. To realize any profit in the case of an option, therefore, the option holder would need to exercise the option and comply with margin requirements for the underlying instrument. A writer could not terminate the obligation until the option expired or the writer was assigned an exercise notice. The purchaser of an option is subject to the risk of losing the entire purchase price of the option. The writer of an option is subject to the risk of loss resulting from the difference between the premium received for the option and the price of the security or other instrument underlying the option that the writer must purchase or deliver upon exercise of the option. The writer of a naked option may have to purchase the underlying security or other instrument in the market for substantially more than the exercise price of the option in order to satisfy his delivery obligations. This could result in a large net loss.
Contract for Differences. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. The Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. The Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. If the short basket outperforms the long basket, the Fund will realize a loss—even in circumstances when the securities in both the long and short baskets appreciate in value.
Equity Securities Risk. Stock markets are volatile. The prices of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Common Stocks. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock.
Preferred Securities. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity. The risks of preferred stocks include a lack of voting rights and the Adviser may incorrectly analyze the security. Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend. In either case, such an event would result in a loss to the Fund. Preferred stock may also be convertible into the common stock of the issuer. In general, preferred stocks generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation. The Fund may invest in preferred stock with any or no credit rating. Preferred stock market values may change based on changes in interest rates.
Event Driven Strategies Risk. Event-driven investing requires the Adviser to make predictions about the likelihood that an event will occur and the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies, a meaningful change in management or the sale of a division or other significant assets by a company may not be valued as highly by the market as the Adviser had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors. The Adviser’s rules-based evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, may prove incorrect and the Fund’s return on the investment may be negative or the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money or fail to achieve a desired rate of return.
F oreign Investments and Emerging Markets Risk. The Fund may invest in securities of non-U.S. issuers, including those located in foreign countries, which may involve special risks caused by foreign political, social and economic factors, including exposure to currency fluctuations, less liquidity, less developed and less efficient trading markets, political instability and less developed legal and auditing standards. These risks are heightened for investments in issuers organized or operating in developing countries.
High Portfolio Turnover Risk. A high fund portfolio turnover rate generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund and will reduce Fund returns accordingly. The portfolio turnover rate of the Fund may vary from year to year, as well as within a year.
Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.
Large Shareholder Risk. The risk that certain account holders may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

Legal and Regulatory Risk. Legal, tax, and regulatory developments may adversely affect the Fund. Securities and futures markets are subject to comprehensive statutes, regulations, and margin requirements enforced by the SEC, other regulators and self-regulatory organizations and exchanges authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is expected to be modified by government and judicial actions. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds, managers, and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund. For instance, there has been an increase in governmental, as well as self-regulatory, scrutiny of the investment industry in general and the alternative investment industry in particular.

Leverage Risk. Some transactions may give rise to a form of economic leverage and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. Use of leverage can produce volatility and increase the risk that the Fund will lose more than it has invested.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for an investment, the Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.
Market Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. While a manager may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Such market environment changes may adversely affect the performance of a model and amplify losses. The Fund’s principal investment strategies are not specifically designed to benefit from general appreciation in the equity markets or general improvement in the economic conditions in the global economy. Indeed, the Adviser may seek to limit the Fund’s investment exposure to the markets generally. Accordingly, the Fund may underperform the broad equity markets under certain market conditions, such as periods when there is rapid appreciation in the equity markets.
Market Capitalization Risk. (Small-, Mid- and Large-Cap Stocks Risk). To the extent the Fund invests in small-, mid-, or large- cap stocks, it takes on the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities, but their returns have sometimes led those of smaller companies, often with lower volatility. The stocks of small- and mid-cap companies may fluctuate more widely in price than the market as a whole, may be difficult to sell when the economy is not robust or during market downturns, and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. In addition, compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. There may also be less trading in small- or mid-cap stocks, which means that buy and sell transactions in those stocks could have a larger impact on a stock’s price than is the case with large-cap stocks.

Investment Adviser Risk. The Adviser was recently formed and registered with the SEC. The Adviser had not had previous experience managing an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, investors in the Fund bear the risk that the Adviser’s inexperience managing a registered investment company may limit its effectiveness. The Adviser’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective. In addition, the Adviser’s investment methodology may not adequately take into account certain factors and may result in the Fund having a lower return than if the Fund were managed using another methodology or investment strategy.
Newer Fund Risk. The Fund has a limited operating history and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.
New Issue Risk. Investments in companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs and, therefore, investors should not rely on past gains from IPOs as an indication of future performance. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering. When an IPO is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.
Investing in Other Investment Companies Risk. The Fund may invest in shares of investment companies. The risks of investment in these securities typically reflect the risks of the types of instruments in which the investment company invests. When the Fund invests in investment company securities, including money market funds, shareholders of the Fund bear indirectly their proportionate share of their fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment by the Fund in an investment company could cause the Fund’s operating expenses (taking into account indirect expenses such as the fees and expenses of the investment company) to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the investment company.
REITs Risk. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

Securities Lending Risk. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the Fund’s ability to vote the securities on loan. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account and may pay a fee to the borrower that represents a portion of the Fund’s earnings on the collateral or that represents a finance charge on the value of the collateral. The Fund bears the risk that the value of investments made with collateral may decline. The Fund bears the risk of total loss with respect to the investment of collateral.
Voting rights or rights to consent with respect to the loaned securities pass to the borrower. The Fund may have the right to call loans at any time on reasonable notice, and it will do so in order for the securities to be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the Fund’s investment. However, the Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters.
Short Selling Risk. Selling equity, debt, convertible or other securities short creates the risk of losing an amount greater than the amount invested. Short selling is subject to the theoretically unlimited risk of loss because there is no limit on how much the price of a stock may appreciate before the short position is closed out. A short sale may result in a sudden and substantial loss if, for example, an acquisition proposal is made for the subject company at a substantial premium over the market price. Irrespective of the risk control objectives of the Fund’s multi-asset approach, such a high degree of leverage necessarily entails a high degree of risk. (See “Leverage Risk”).
U.S. Government Securities Risk. U.S. government securities are subject to market and interest rate risk. Although U.S. government securities may be backed or guaranteed by the U.S. government, not all U.S. government securities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the U.S. Treasury, while other may be backed only by the credit of the issuing agency or instrumentality. U.S. government securities carry at least some risk of non-payment. In addition, in recent years, credit rating agencies have shown some concern about the U.S. government’s ability to repay all of its outstanding debt obligations. Any uncertainty regarding the ability of the United States to repay its debt obligations, and any default by the U.S. government, would have a negative impact on the Fund’s investments in U.S. government securities.
Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or used a different valuation methodology.
Warrants and Rights Risk. The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.
When-Issued Securities Risk. The price or yield obtained in a when-issued transaction may be less favorable than the price or yield available in the market when the securities delivery takes place, or that failure of a party to a transaction to consummate the trade may result in a loss to the Fund or missing an opportunity to obtain a price considered advantageous.

Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s past performance. The bar chart shows the Fund’s Institutional Class Shares performance for each full calendar year shown. The table below the bar chart compares the Fund’s average annual total returns for the periods shown with that of a broad-based securities index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results. Updated performance information is available on the Fund’s website at www.mprovedalts.com or by calling the Fund toll-free at 833-MPROVED (833-677-6833) .
During the period shown in the bar chart, the best performance for a quarter was 1.63% (for the quarter ended September 30, 2018) and the worst performance was -7.60% (for the quarter ended December 31, 2018).

Average Annual Total Return as of December 31, 2018
MProved Systematic Long-Short Fund	1 Year	Since Inception (January 1, 2018)
Institutional Class
Return Before Taxes	(7.60)%	(7.60)%
Return After Taxes on Distributions	(8.39)%	(8.39)%
Return After Taxes on Distributions and Sale of Fund Shares	(4.40)%	(4.40)%
Investor Class
Return Before Taxes	(7.84)%	(7.84)%
50% S&P Composite 1500/50% ICE BofA Merrill Lynch 3 Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	(1.32)%	(1.32)%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and will vary for Investor Class shares. The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management

Investment Adviser
Magnetar Asset Management LLC is the Fund’s investment adviser.

Portfolio Manager
D evin Dallaire, Chief Invest ment Officer of Systematic Investing, is the portfolio manager responsible for the day-to-day management of the Fund’s portfolio. Mr. Dallaire has managed the Fund since its inception in January 2018.

Purchase and Sale of Fund Shares
You may purchase, redeem, or exchange Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail to MProved Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by contacting the Fund by telephone at 833-MPROVED (833-677-6833) or through a financial intermediary. You may also purchase or redeem shares by wire. Investors who wish to purchase, redeem, or exchange Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below.

	Investor Class	Institutional Class
Minimum Initial Investment	$10,000	$1 million
Coverdell Education Savings Account	$2,000	N/A
Minimum Subsequent Investment	$100	$100

Tax Information
The Fund’s dividends and distributions may be subject to Federal income taxes, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MProved Systematic Merger Arbitrage Fund

Investment Objective
The MProved Systematic Merger Arbitrage Fund (the “Fund”) seeks to achieve positive absolute returns.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Redemption Fee (on shares held 30 days or less, as a percentage of amount redeemed)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses
Dividends and Interest on Short Positions	0.03%	0.03%
All Other Expenses	10.31%	10.31%
Total Other Expenses	10.34%	10.34%
Acquired Fund Fees and Expenses(1)	0.09%	0.09%
Total Annual Fund Operating Expenses	11.93%	11.68%
Fee Waiver and Expense Reimbursement(2)	(10.06)%	(10.06)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.87%	1.62%

(1)
Acquired Fund Fees and Expenses for the Fund’s current fiscal year are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not corr elate to the expense ratio in the Fund’s financial highlights, which only reflect the direct operating expenses incurred by the Fund.

(2)
Magnetar Asset Management LLC (the “Adviser”) has contractually agreed to reduce its management fees, and may reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage and other transactional expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) do not exceed 1.50% of the average daily net assets of each share class of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least April 30, 2020 and may continue annually thereafter, unless sooner terminated. The Expense Cap may be terminated (i) at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or (ii) at the end of the then-current term and upon 60 days’ written notice by the Adviser. The Adviser may request recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date they were waived or reimbursed, provided that the Fund is able to make the recoupment without exceeding the lesser of the Expense Cap (i) in effect at the time of the waiver or reimbursement, or (ii) in effect at the time of recoupment.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap for one year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class Shares	$190	$2,483	$4,469	$8,349
Institutional Class Shares	$165	$2,421	$4,386	$8,259

Portfolio Turnover
T he Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period ended December 31, 2018, the Fund’s portfolio turnover rate was 320% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Adviser pursues the Fund’s investment objective through a rules-based merger arbitrage strategy.

Merger arbitrage involves investing in equity securities (including common, preferred stock, securities convertible into common stock, rights and warrants or securities or other instruments whose price is linked to the value of common stock) of a company that is involved in a significant corporate event, including, but not limited to merger or acquisition transactions, spin-offs, divestitures or stock or bond repurchases. Merger arbitrage is a highly specialized investment strategy generally designed to profit from the successful completion of such transactions. Although the Fund may employ a variety of strategies depending upon the nature of the transaction selected for investment, generally, the Fund’s merger arbitrage strategy will involve purchasing the shares of an announced acquisition target company (i.e. a “target company”) at a discount to their expected value upon completion of the transaction. The size of this discount, referred to as the “spread”, represents the potential profit on such an investment. The higher the probability of completion of the transaction, the closer the target company stock trades to the value offered by the acquirer. Typically, in an announced cash-for-stock or stock-for-stock transactions, the Fund will buy shares of the target, and in the case of a stock-for-stock transaction, the Fund will also sell short the shares of the acquirer. In a short sale transaction, the Fund will borrow a security and sell it at the current market price in the anticipation of buying the security at a lower price prior to the time the Fund is obligated to return the security to the owner. In either case the Fund will seek to capture that difference, or spread, with the expectation of realizing the price differentials if and when the transaction closes.

Because the Fund’s strategy typically seeks to profit from the spread, rather than the market overall or any one issuer, the Adviser believes that the Fund will normally have relatively low correlation to the overall performance of stock markets. Returns in merger arbitrage transactions can be affected by a variety of other factors, however, including: (1) the risk free rate of return at the time of investment (i.e. the interest an investor would expect from an absolutely risk-free investment over a specified period of time); (2) the likelihood that a transaction will be completed or not, and the gains or losses resulting from each outcome; (3) market risk; (4) the possibility that the transaction will fail to complete due to market factors; and (5) a risk premium paid to merger arbitrage investors.

A merger arbitrage strategy requires quantitative skills to value complex merger offers and to measure and manage portfolio downside risk. In addition, performance for the strategy is cyclical and varies with market conditions. Sourcing for such investments depends upon there being transactions in the marketplace. The general characteristics of announced mergers vary over time, making the available universe of transactions more attractive at certain times than others. These characteristics include, among other things, the nature of the buyer, the conditions for closing as described in merger agreements, financing requirements, current regulatory climate and other factors.

The Adviser’s merger arbitrage strategy is a predominantly process-driven risk arbitrage strategy, i.e. one in which the Fund invests in a broad number of targets of merger transactions meeting certain criteria with the intention of systematically capturing risk arbitrage-specific premium. The Adviser believes that the imposition of various transaction selection filters and position sizing and leverage parameters may improve the ability of an investor such as the Fund to capture and enhance the risk arbitrage-specific premium. Selection filters include, without limitation, market capitalization, such as restrictions on investments in securities of issuers with market capitalizations less than $100 million. Position sizing may be measured both in terms of absolute value of a transaction as well as the expected potential lost on any particular position. The transaction selection filters and parameters that the Adviser utilizes in pursuing the strategy have elements that may change over time.

The Fund may invest in companies that are announced as targets of merger transactions, or that are publicly known to be under consideration for such transactions – both friendly as well as hostile. Although the Fund typically invests across a variety of industries and sectors, the Adviser may invest a significant percentage of the Fund’s assets in a single or small number of industries or sectors. The Fund may invest globally (including in emerging markets), but currently focuses on North America, Western Europe, and Australia. Securities in which the Fund invests may be denominated in U.S. dollars or foreign currencies. Because the strategy depends on the availability of merger arbit rage opportunities, there may be times when the Fund holds a significant amount of cash and/or cash equivalents.

In executing the Fund’s strategy, the Adviser expects to employ leverage, as permitted by the 1940 Act, and to use a variety of hedging techniques including short selling. The Fund’s use of leverage will vary depending on market conditions, and at times may be significant. The Fund may use derivatives (including equity total return swaps, options on stocks or stock indexes, futures contracts, options on futures contracts, forward currency contracts and swaps). When the Fund uses derivative instruments, the Fund will comply with SEC guidelines regarding asset coverage for such instruments, and may therefore hold a significant portion of its assets in cash and/or cash equivalents. The Fund may invest in real estate investment trusts (“REITs”); other investment companies; restricted securities; when-issued securities; and new issues or IPOs. The Fund may also engage in securities lending.

The Adviser may consider a variety of factors in determining when to enter and exit its positions in a target company, including, but not limited to: (1) whether losses associated with the position will exceed certain levels; (2) upon completion or failure of the transaction; (3) passage of time after the announcement of the transaction; (4) subsequent developments related to the acquiring or target company that make the position no longer an attractive investment; or (5) at any time in the Adviser’s discretion.

The Fund may engage in active and frequent trading of portfolio securities.

The Fund is “non-diversified” under the 1940 Act, which means that it may invest more of its assets in fewer issuers than a “diversified fund.”

Principal Risks
As with any mutual fund, there are risks to investing. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Remember that, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time. The principal risks of investing in the Fund are:

Model Risk. The Adviser relies heavily on quantitative models and information and data both developed by the Adviser and those supplied by third parties, rather than granting trade-by-trade discretion to the Adviser’s investment professionals. Models and data are used to construct sets of transactions and investments, to value investments or potential investments, to provide risk management insights and to assist in hedging the Fund’s investments. Models and data are known to have errors, omissions, imperfections and malfunctions (collectively, “System Events”). When models and data prove to be incorrect, misleading or incomplete, any decisions made in reliance thereon will expose the Fund to risks.

The Adviser seeks to reduce the incidence and impact of System Events through a certain degree of internal testing and real-time monitoring, and the use of independent safeguards in the overall portfolio management system and often, in the software code itself. Despite such testing, monitoring and independent safeguards, System Events may result in, among other things, the failure to execute anticipated trades, delays to the execution of anticipated trades, the failure to properly allocate trades, the failure to properly gather and organize available data, the failure to take certain hedging or risk reducing actions and/or the taking of actions which increase certain risk(s)—all of which may have materially negative effects on the Fund and/or its returns.
Systematic Trading Risk. The Adviser bases certain trading decisions on systematic mathematical analysis of past price behavior. The future profitability of these strategies depends, in part, upon the assumption that the future price behavior will not be materially different from past behavior. The Fund may incur substantial trading losses during periods when markets behave substantially differently from the period in which the Adviser’s models are derived. The systematic trading methods used by the Adviser are fundamentally dependent on automated and computerized technology which may contain programming errors or which may ineffectively incorporate or translate the data collected.
Merger Arbitrage and Event Driven Risk. The Adviser’s rules-based evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, may prove incorrect and the Fund’s return on the investment may be negative or the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money or fail to achieve a desired rate of return.
The success of the Fund’s merger-arbitrage strategy depends on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions. The Fund may invest in hostile tender offers, proposed leveraged buyouts and other similar situations. Those types of transactions have a greater risk that the proposed transaction will not be completed successfully and, consequently, a greater risk of loss. A failed transaction or reorganization may occur for a number of reasons, including failure to get shareholder approval, governmental action or intervention, or failure to get regulatory approval. The Fund may incur significant losses unwinding its merger arbitrage and event driven positions in the event that a proposed merger or other corporate event does not occur as expected by the Adviser or the Adviser determines the position no longer represents an attractive investment opportunity.
Active Management Risk. The Fund is an actively managed rules-based investment portfolio and is therefore subject to management risk. The Adviser will apply its investment and risk analysis in making investment decisions for the Fund, but there is no guarantee that these decisions will produce the intended results.
Borrowing Risk. The Fund is permitted to borrow money (or engage in transactions that are economically similar to borrowing money) which may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio, potentially magnifying losses. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its repayment obligations.
Convertible Securities Risk. Convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. In general, a convertible security performs more like a stock when the underlying stock’s price is high (because it is assumed that it will be converted into the stock) and more like a bond when the underlying stock’s price is low (because it is assumed that it will mature without being converted). “Mandatory” convertible bonds, which must be converted into common stock by a certain date, may be more exposed to the risks of the underlying common stock. Convertible securities generally have less potential for gain or loss than common stocks.
Currency Risk. Currency risk is the risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. Accordingly, any hedging of currency exposure that is implemented by the Fund will primarily involve hedging back to the U.S. dollar, but in certain circumstances may involve other hedging activities. There is no assurance that the Fund will attempt to hedge its overall currency exposure, or, if it does engage in hedging activity, that this activity will be effective.
Derivatives Risk. The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates, or indices. The Fund invests in derivatives for hedging and non-hedging purposes. The Fund’s use of derivatives may be subject to the following additional risks.
Volatility Risk. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
Counterparty Credit Risk. The stability and liquidity of certain derivative transactions depend in large part on the creditworthiness of the parties to the transactions. If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction. However, exercising such contractual rights may involve delays or costs which could result in the value of the Fund being less than if the transaction had not been entered into. Furthermore, there is a risk that any of such counterparties could become insolvent and/or the subject of insolvency proceedings, delaying recovery of the Fund’s securities.
Hedging Risk. Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus potentially offsetting a decline in the portfolio positions’ value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. Moreover, it may not be possible for the Fund to hedge against an exchange rate, interest rate or security price fluctuation that is so generally anticipated that the Fund is not able to enter into a hedging transaction at a price sufficient to protect its assets from the decline in value of the portfolio positions anticipated as a result of such fluctuations.
The Fund is not required to attempt to hedge portfolio positions and, for various reasons, may determine not to do so; or may not anticipate a particular risk so as to hedge against it.
Swaps. The use of swaps is a highly specialized activity that involves investment techniques, risk analyses, and tax planning different from those associated with ordinary securities transactions. Swaps may be difficult to value and may be considered illiquid. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial loss. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will be able to enforce its rights. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The primary risks associated with total returns swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).
Futures. Futures contracts markets are highly volatile and are influenced by a variety of factors, including national and international political and economic developments. In addition, because of the low margin deposits normally required in futures trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts.
The U.S. Commodity Futures Trading Commission and various exchanges impose speculative position limits on the maximum net long or net short position a person or group may hold or control in particular commodities. The Fund may be unable to take positions in particular futures contracts or may be forced to liquidate positions in particular futures contracts to avoid exceeding such limits.
When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the futures contracts and the underlying investment sought to be hedged may prevent the Fund from achieving the intended hedging effect or expose the Fund to the risk of loss.
Forwards. Forward trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Fund due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Fund would otherwise enter into, to the possible detriment of the Fund. Market illiquidity or disruption could result in major losses to the Fund. In addition, the Fund may be exposed to credit risks with regard to counterparties with whom the Fund trades as well as risks relating to settlement default. Such risks could result in substantial losses to the Fund. Some counterparties with whom the Fund transacts may not be rated investment grade.
Options. Options trading involves certain additional risks. Specific market movements of an option and the instruments underlying an option cannot be predicted. No assurance can be given that a liquid offset market will exist for any particular option or at any particular time. If no liquid offset market exists, the Fund might not be able to effect an offsetting transaction in a particular option. To realize any profit in the case of an option, therefore, the option holder would need to exercise the option and comply with margin requirements for the underlying instrument. A writer could not terminate the obligation until the option expired or the writer was assigned an exercise notice. The purchaser of an option is subject to the risk of losing the entire purchase price of the option. The writer of an option is subject to the risk of loss resulting from the difference between the premium received for the option and the price of the security or other instrument underlying the option that the writer must purchase or deliver upon exercise of the option. The writer of a naked option may have to purchase the underlying security or other instrument in the market for substantially more than the exercise price of the option in order to satisfy his delivery obligations. This could result in a large net loss.
Contract for Differences. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. The Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. The Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. If the short basket outperforms the long basket, the Fund will realize a loss—even in circumstances when the securities in both the long and short baskets appreciate in value.
Equity Securities Risk. Stock markets are volatile. The prices of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Common Stocks. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock.
Preferred Securities. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity. The risks of preferred stocks include a lack of voting rights and the Adviser may incorrectly analyze the security. Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend. In either case, such an event would result in a loss to the Fund. Preferred stock may also be convertible into the common stock of the issuer. In general, preferred stocks generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation. The Fund may invest in preferred stock with any or no credit rating. Preferred stock market values may change based on changes in interest rates.
Foreign Investments and Emerging Markets Risk. The Fund may invest in securities of non-U.S. issuers, including those located in foreign countries, which may involve special risks caused by foreign political, social and economic factors, including exposure to currency fluctuations, less liquidity, less developed and less efficient trading markets, political instability and less developed legal and auditing standards. These risks are heightened for investments in issuers organized or operating in developing countries.
High Portfolio Turnover Risk. A high fund portfolio turnover rate generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund and will reduce Fund returns accordingly. The portfolio turnover rate of the Fund may vary from year to year, as well as within a year.
Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.
Leverage Risk. Some transactions may give rise to a form of economic leverage and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. Use of leverage can produce volatility and increase the risk that the Fund will lose more than it has invested.
Large Shareholder Risk. The risk that certain account holders may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.
Legal and Regulatory Risk. Legal, tax, and regulatory developments may adversely affect the Fund. Securities and futures markets are subject to comprehensive statutes, regulations, and margin requirements enforced by the SEC, other regulators and self-regulatory organizations and exchanges authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is expected to be modified by government and judicial actions. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds, managers, and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund. For instance, there has been an increase in governmental, as well as self-regulatory, scrutiny of the investment industry in general and the alternative investment industry in particular.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for an investment, the Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.
Market Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. While a manager may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Such market environment changes may adversely affect the performance of a model and amplify losses. The Fund’s principal investment strategies are not specifically designed to benefit from general appreciation in the equity markets or general improvement in the economic conditions in the global economy. Indeed, the Adviser may seek to limit the Fund’s investment exposure to the markets generally. Accordingly, the Fund may underperform the broad equity markets under certain market conditions, such as periods when there is rapid appreciation in the equity markets.
Market Capitalization Risk. (Small-, Mid- and Large-Cap Stocks Risk). To the extent the Fund invests in small-, mid-, or large- cap stocks, it takes on the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities, but their returns have sometimes led those of smaller companies, often with lower volatility. The stocks of small- and mid-cap companies may fluctuate more widely in price than the market as a whole, may be difficult to sell when the economy is not robust or during market downturns, and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. In addition, compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. There may also be less trading in small- or mid-cap stocks, which means that buy and sell transactions in those stocks could have a larger impact on a stock’s price than is the case with large-cap stocks.
Investment Adviser Risk. The Adviser was recently formed and registered with the SEC. The Adviser had not had previous experience managing an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, investors in the Fund bear the risk that the Adviser’s inexperience managing a registered investment company may limit its effectiveness. The Adviser’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its i nvestment objective. In addition, the Adviser’s investment methodology may not adequately take into account certain factors and may result in the Fund having a lower return than if the Fund were managed using another methodology or investment strategy.
Newer Fund Risk. T he Fund has a limited operating history and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.
New Issue Risk. Investments in companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs and, therefore, investors should not rely on past gains from IPOs as an indication of future performance. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering. When an IPO is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.
Non-Diversification Risk. The Fund is non-diversified under federal securities laws, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Investing in a non-diversified mutual fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a non-diversified fund. The Fund’s share values could fluctuate more than those of funds holding more securities in their portfolios.
Investing in Other Investment Companies Risk. The Fund may invest in shares of investment companies. The risks of investment in these securities typically reflect the risks of the types of instruments in which the investment company invests. When the Fund invests in investment company securities, including money market funds, shareholders of the Fund bear indirectly their proportionate share of their fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment by the Fund in an investment company could cause the Fund’s operating expenses (taking into account indirect expenses such as the fees and expenses of the investment company) to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the investment company.

REITs Risk. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.
Securities Lending Risk. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the Fund’s ability to vote the securities on loan. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account and may pay a fee to the borrower that represents a portion of the Fund’s earnings on the collateral or that represents a finance charge on the value of the collateral. The Fund bears the risk that the value of investments made with collateral may decline. The Fund bears the risk of total loss with respect to the investment of collateral.
Voting rights or rights to consent with respect to the loaned securities pass to the borrower. The Fund may have the right to call loans at any time on reasonable notice, and it will do so in order for the securities to be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the Fund’s investment. However, the Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters.
Short Selling Risk. Selling equity, debt, convertible or other securities short creates the risk of losing an amount greater than the amount invested. Short selling is subject to the theoretically unlimited risk of loss because there is no limit on how much the price of a stock may appreciate before the short position is closed out. A short sale may result in a sudden and substantial loss if, for example, an acquisition proposal is made for the subject company at a substantial premium over the market price. Irrespective of the risk control objectives of the Fund’s multi-asset approach, such a high degree of leverage necessarily entails a high degree of risk. (See “Leverage Risk”).
U.S. Government Securities Risk. U.S. government securities are subject to market and interest rate risk. Although U.S. government securities may be backed or guaranteed by the U.S. government, not all U.S. government securities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the U.S. Treasury, while other may be backed only by the credit of the issuing agency or instrumentality. U.S. government securities carry at least some risk of non-payment. In addition, in recent years, credit rating agencies have shown some concern about the U.S. government’s ability to repay all of its outstanding debt obligations. Any uncertainty regarding the ability of the United States to repay its debt obligations, and any default by the U.S. government, would have a negative impact on the Fund’s investments in U.S. government securities.
Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or used a different valuation methodology.
Warrants and Rights Risk. The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.
When-Issued Securities Risk. The price or yield obtained in a when-issued transaction may be less favorable than the price or yield available in the market when the securities delivery takes place, or that failure of a party to a transaction to consummate the trade may result in a loss to the Fund or missing an opportunity to obtain a price considered advantageous.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s past performance. The bar chart shows the Fund's Institutional Class Shares performance for each calendar year shown. The table below the bar chart compares the Fund’s average annual total returns for the periods shown with that of a broad-based securities index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results. Updated performance information is available on the Fund’s website at www.mprovedalts.com or by calling the Fund toll-free at 833-MPROVED (833-677-6833 ) .

D uring the period shown in the bar chart, the best performance for a quarter was 5.95% (for the quarter ended June 30, 2018) and the worst performance was -4.20% (for the quarter ended March 31, 2018 ).

Average Annual Total Return as of December 31, 2018
MProved Systematic Merger Arbitrage Fund	1 Year	Since Inception (January 1, 2018)
Institutional Class
Return Before Taxes	7.00%	7.00%
Return After Taxes on Distributions	5.67%	5.67%
Return After Taxes on Distributions and Sale of Fund Shares	4.16%	4.16%
Investor Class
Return Before Taxes	6.81%	6.81%
ICE BofA Merrill Lynch 3 Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	1.87%	1.87%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and will vary for Investor Class shares.

Management

Investment Adviser
Magnetar Asset Management LLC is the Fund’s investment adviser.

Portfolio Manager
D evin Dallaire, Chief Investment Officer of Systematic Investing , is the portfolio manager responsible for the day-to-day management of the Fund’s portfolio. Mr. Dallaire has managed the Fund since its inception in January 2018.

Purchase and Sale of Fund Shares
You may purchase, redeem, or exchange Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail to MProved Funds, c/o U.S. Bank Global Fund Services , P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by contacting the Fund by telephone at 833-MPROVED (833-677-6833) or through a financial intermediary. You may also purchase or redeem shares by wire. Investors who wish to purchase, redeem, or exchange Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below.

	Investor Class	Institutional Class
Minimum Initial Investment	$10,000	$1 million
Coverdell Education Savings Account	$2,000	N/A
Minimum Subsequent Investment	$100	$100

Tax Information
The Fund’s dividends and distributions may be subject to Federal income taxes, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MProved Systematic Multi-Strategy Fund

Investment Objective
The MProved Systematic Multi-Strategy Fund (the “Fund”) seeks to achieve positive absolute returns.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Redemption Fee (on shares held 30 days or less, as a percentage of amount redeemed)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses
Dividends and Interest on Short Positions	0.35%	0.35%
All Other Expenses	1.98%	1.98%
Total Other Expenses	2.33%	2.33%
Acquired Fund Fees and Expenses(1)	0.08%	0.08%
Total Annual Fund Operating Expenses	4.16%	3.91%
Fee Waiver and Expense Reimbursement(2)	(1.73)%	(1.73)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	2.43%	2.18%

(1)
Acquired Fund Fees and Expenses for the Fund’s current fiscal year are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not corr elate to the expense ratio in the Fund’s financial highlights, which only reflect the direct operating expenses incurred by the Fund.

(2)
Magnetar Asset Management LLC (the “Adviser”) has contractually agreed to reduce its management fees, and may reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage and other transactional expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) do not exceed 1.75% of the average daily net assets of each share class of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least April 30, 2020 and may continue annually thereafter, unless sooner terminated. The Expense Cap may be terminated (i) at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or (ii) at the end of the then-current term and upon 60 days’ written notice by the Adviser. The Adviser may request recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date they were waived or reimbursed, provided that the Fund is able to make the recoupment without exceeding the lesser of the Expense Cap (i) in effect at the time of the waiver or reimbursement, or (ii) in effect at the time of recoupment.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap for one year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class Shares	$246	$1,107	$1,982	$4,235
Institutional Class Shares	$221	$1,034	$1,865	$4,022

Portfolio Turnover
T he Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period ended December 31, 2018, the Fund’s portfolio turnover rate was 192% of the average value of its portfolio .

Principal Investment Strategies

Under normal conditions, the Adviser pursues the Fund’s investment objective by seeking to provide exposure to a number of strategies often referred to as “alternative” or “absolute return” strategies that are more traditionally offered through hedge funds. The Fund implements these strategies by investing globally (including in emerging markets) in a broad range of instruments, including, but not limited to, equities, bonds, convertible securities (including contingent convertible securities), futures (including commodity futures, index futures, equity futures, bond futures and interest rate futures), currency and commodity forwards, options and swaps (including commodity swaps, swaps on commodity futures, equity swaps, swaps on index futures, total return swaps, interest rate swaps, and credit default swaps (“CDS”)). When the Fund sells a CDS, the Fund will cover such transaction to the full notional value. The Fund may take both long and short positions in all of its investments. In a short sale transaction, the Fund will borrow a security and sell it at the current market price in the anticipation of buying the security at a lower price prior to the time the Fund is obligated to return the security to the owner.

The Fund may trade in derivatives both for hedging and investment purposes. The Fund currently expects the derivatives that it trades to be primarily total return swaps and futures contracts ; however, this may change over time. There is no limit on the amount of exposure the Fund may have to any specific asset class, market sector, or instrument. The Fund may invest in the securities of issuers of any market capitalization. The securities in which the Fund invests may be restricted and/or Rule 144A securities. The Fund has no limits with respect to the credit rating, maturity or duration of the debt securities in which it may invest, and may invest in debt securities of any credit rating, maturity or duration, which may include high-yield or “junk” bonds or distressed securities. The Fund may engage in securities lending.

Utilizing the range of investments and instruments described above, the Fund seeks to provide exposure to several absolute return strategies through one fund offering. The strategies the Fund intends to use include the following:

Relative Value Strategies. Relative value strategies seek to profit from the relative mispricing of related assets. For example, convertible bonds and the common stock underlying the conversion option; other options and futures and their reference assets; debt instruments and/or their derivatives of the same issuer or of different issuers with different maturities or yields; and the common stock of different issuers in the same sectors. These strategies may be highly quantitative and based on theoretical or historical pricing relationships. Because they focus on capturing value from the relative mispricing of related assets, relative value strategies may, under certain circumstances, generate returns independent of overall movements in the global level of debt or equity prices. Because the mispricing that these strategies exploit tends to be small in absolute terms, these strategies often use leverage, which will vary according to market conditions and could be substantial, in an attempt to increase returns, but which could also magnify losses.

The Adviser may implement various relative value strategies on behalf of the Fund, including convertible-securities arbitrage and volatility arbitrage. The convertible-securities arbitrage strategy seeks to buy “long” a convertible security and sell “short” a portion of the underlying stock into which the convertible security may be converted in anticipation of profiting from a relative mispricing between them (i.e., when the Adviser believes the convertible security is undervalued relative to the underlying stock).

Although c urrently the strategy will generally be effected by investing in what the Adviser believes are undervalued convertibles that fit the strategy’s investment universe, the Adviser may also take short positions in convertibles under certain circumstances. In determining the investible universe, the Adviser will consider among other things, the size of the issue, liquidity in the underlying common stock, the theoretical equity delta of the convertible (i.e., the sensitivity of the convertible bond’s price to changes in the price of the underlying stock), and the cost of borrowing shares. Inputs will change in real time and thus the convertibles’ theoretical value will also change in real time.

The strategy will invest in convertible bonds and mandatory convertibles. In evaluating such investments, the Adviser will consider, among other things, credit spreads, expected equity volatility, stock prices, stock borrow costs and interest rates.

Convertibles are less liquid than common stocks generally and the decision to add new positions or close existing positions will be influenced by expected transaction costs. As such the portfolio may hold convertibles whose prices have exceeded theoretical values while the Adviser waits for an attractive exit opportunity. The Fund is likely to buy new issues if they are expected to be trading above issue price even if their issue price exceeds theoretical value. Holding periods of new issues may vary depending on the level of theoretical cheapness of the bond once it begins trading in the marketplace.

Convertible-securities arbitrage strategy returns will be affected by, among other things, conditions in general corporate credit markets, volatility in equity markets, behavior of other advisers employing a similar strategy, and general market conditions. The number of convertibles in the portfolio will change based on the availability of what the Adviser believes are attractive convertibles.

The volatility arbitrage strategy seeks to identify and exploit relative mispricings in general volatility levels across global markets. The Adviser evaluates volatility through the use of statistical models, as well as analysis of capital structure, event catalysts, the structured products markets, and macro factors.

Event-driven Strategies. Event-driven strategies include investing in companies that are experiencing a material change in their ownership or in their capital structure. Examples of event-driven strategies include merger arbitrage (discussed below) and investing in companies experiencing spin-offs, divestitures or stock or bond repurchases, among other things. Within the universe of event-driven strategies implemented by the Fund, the F und currently makes a relatively large allocation to merge r arbitrage, but that will change over time depending on the Adviser’s judgment on how best to allocate the Fund’s capital.

Merger arbitrage involves investing in equity securities (including common, preferred stock, securities convertible into common stock, rights and warrants or securities or other instruments whose price is linked to the value of common stock) of a company that is involved in a significant corporate event, including, but not limited to merger or acquisition transactions, spin-offs, divestitures or stock or bond repurchases. Merger arbitrage is a highly specialized investment strategy generally designed to profit from the successful completion of such transactions. Although the Fund may employ a variety of strategies depending upon the nature of the transaction selected for investment, generally, the Fund’s merger arbitrage strategy will involve purchasing the shares of an announced acquisition target company (i.e. a “target company”) at a discount to their expected value upon completion of the transaction. The size of this discount, referred to as the “spread”, represents the potential profit on such an investment. The higher the probability of completion of the transaction, the closer the target company stock trades to the value offered by the acquirer. Typically, in an announced cash-for-stock or stock-for-stock transactions, the Fund will buy shares of the target, and in the case of a stock-for-stock transaction, the Fund will also sell short the shares of the acquirer.

In either case the Fund will seek to capture that difference, or spread, with the expectation of realizing the price differentials if and when the transaction closes.

Returns in merger arbitrage transactions can be affected by a variety of other factors, however, including: (1) the risk free rate of return at the time of investment (i.e. the interest an investor would expect from an absolutely risk-free investment over a specified period of time); (2) the likelihood that a transaction will be completed or not, and the gains or losses resulting from each outcome; (3) market risk; (4) the possibility that the transaction will fail to complete due to market factors; and (5) a risk premium paid to merger arbitrage investors.

A merger arbitrage strategy requires quantitative skills to value complex merger offers and to measure and manage portfolio downside risk. In addition, performance for the strategy is cyclical and varies with market conditions. Sourcing for such investments depends upon there being transactions in the marketplace. The general characteristics of announced mergers vary over time, making the available universe of transactions more attractive at certain times than others. These characteristics include, among other things, the nature of the buyer, the conditions for closing as described in merger agreements, financing requirements, current regulatory climate and other factors.

The Adviser’s merger arbitrage strategy is a predominantly process-driven risk arbitrage strategy, i.e. one in which the Fund invests in a broad number of targets of merger transactions meeting certain criteria with the intention of systematically capturing risk arbitrage-specific premium. The Adviser believes that the imposition of various transaction selection filters and position sizing and leverage parameters may improve the ability of an investor such as the Fund to capture and enhance the risk arbitrage-specific premium. Selection filters include, without limitation, market capitalization, such as restrictions on investments in securities of issuers with market capitalizations less than $100 million. Position sizing may be measured both in terms of absolute value of a transaction as well as the expected potential lost on any particular position. The transaction selection filters and parameters that the Adviser utilizes in pursuing the strategy have elements that may change over time.

The Fund may invest in companies that are announced as targets of merger transactions, or that are publicly known to be under consideration for such transactions – both friendly as well as hostile.

Quantitative Strategies. Quantitative strategies include many different model-based strategies and often take the form of statistical arbitrage whereby one buys “long” a security (or basket of securities) and sells “short” a related security, option, or futures contract (or basket of securities, options, or futures) when the relative prices of such securities, options, or futures deviate from their historical relationship in anticipation of profiting from a reversion in the prices of such securities, options, or futures to their historical relationship or anticipated future forecasted relationship. In implementing statistical arbitrage strategies, the Adviser may incorporate various constraints on the securities available for inclusion in t he portfolio including minimum average daily trading volume, minimum market cap, and minimum price. Any such constraints may evolve over time and are subject to change.

Other quantitative strategies look for trends to persist in a single stock, group of stocks, single futures cont ract, or group of futures contracts. These strategies tend to take long positions in securities or instruments that have been rising in price and are sometimes described as momentum, or trend-following, strategies. Other quantitative strategies look to identify reversal points in a trend and thus take short positions in securities or instruments that are rallying. These strategies are known as counter trend. Other qu antitative strategies cannot be classified purely as trend, counter trend or mean reversion, but generally are looking for historical patterns to persist. An example of this is a strategy of buying stocks with low beta or volatility and shorting stocks with high beta or volatility. Another example would be to buy stocks based on their perceived higher value or quality and short stocks who have perceived lower value or quality.

The Fund will use a variety of quantitative strategies including, from time to time, the aforementioned strategies. The quantitative strategies used by the Fund may trade on a global basis and may trade a large number of equities. The quantitative strategies used by the Fund may focus on futures and other derivatives. Returns in quantitative strategies depend on either the persistence or lack thereof of historical relationships that the quantitative models have identified; the methodologies the models deploy; the transaction costs of the strategies, which generally employ high turnover; the commonality of the Adviser’s quantitative models with other quantitative models, which could lead to adverse results; a nd general market conditions, including volatility, correlation, overall returns of general markets, and financing costs.

Systematic Long-Short Strategies. Long-short strategies typically take the form of buying “long” a security that the Adviser considers to be undervalued and selling “short” a security that the Adviser considers to be overvalued in anticipation of profiting from changes in the price differential between the respective long and short positions.

The Adviser may implement a variety of long-short strategies on behalf of the Fund, including, but not limited to equity long-short and credit long-short strategies.

The Adviser’s equity long-short strategies are rules-based long-short strategies, which typically involves investing in the equity securities of companies that have undergone recent market dislocations brought about by corporate actions, events, abnormal price movements, investor sentiment, and shifts or disruptions in balance sheet, cash flow and earnings fundamentals (referred to as “event-driven opportunities”) or other industry and market dynamics. The Fund seeks to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or non-occurrence, of such an event. While there is no guarantee of this convergence between market and anticipated value, the Adviser believes there to be a reasonable probability of such convergence based upon historical statistical analysis.

Implementing equity long-short strategies requires both quantitative (e.g., statistical analysis and financial modeling) an d qualitative (e.g., formulating hypotheses and setting assumptions) skills to both identify and interpret the potential impact of the aforementioned market disruptions on the anticipated value of a company’s equity. In addition to identifying and interpreting the potential impact of such disruptions, the Adviser believes it is critical to also assess their potential risks. The underlying logic behind this process is encapsulated in a set of proprietary rules and algorithms developed by the Adviser.

Performance for equity long-short strategies can be cyclical and will vary with market conditions. Identifying investments for the Fund depends on the existence of event-driven opportunities, which can be driven by the flow of corporate events and transactions. The general characteristics of corporate events vary over time, making the available universe of transactions more attractive at certain times than others. These characteristics include, among other things, the nature of the event as well as its motivating conditions.

Cre dit long-short strategies involve taking long positions in bonds or selling credit default swaps on issuers whose credit spreads are perceived by the Adviser to be attractive relative to the risk of investment. Conversely, the strategies involve taking short positions in bonds or buying credit default swaps on issuers where the Adviser believes the credit spreads are unattractive relative to the risk of investment. In addition to price volatility, returns of credit long-short strategies may be affected by issuer defaults on debt obligations, the timing of such a default, the severity of the loss in a default, the relative maturities of the bonds or credit default swaps, and general market conditions.

In selecting investments for the Fund pursuant to the above and other strategies, the Adviser applies a rules-based approach in which a variety of guidelines are imposed as soft limits, which determine portfolio composition. The Adviser may change its internal guidelines and rules from time to time, without notice. The Adviser may sell a position when it determines that the position no longer fits the Adviser’s rules-based criteria.

The Fund may add additional strategies from time to time. The Adviser uses various methodologies to determine asset allocation among the strategies. These strategies may include fixed asset allocation or various floating methodologies such as allocating based on the Adviser’s assessment of risk of each strategy or the investment opportunity for each strategy at any given time. Asset allocation methodologies may be subject to change in the Adviser’s discretion.

The Fund currently intends to have exposure to each of the strategies described above, however, it may vary its level of allocation among the strategies depending on market conditions, including reducing the exposure to any strategy to zero.

The Fund’s strategies may result in active and frequent trading of portfolio securities.

Principal Risks
As with any mutual fund, there are risks to investing. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Remember that, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time. The principal risks of investing in the Fund are:

Allocation Risk. The Fund’s ability to achieve its investment objective and maintain lower volatility than the broader equity markets depends upon the Adviser’s skill in determining the Fund’s allocation to the different strategies. The value of an investment in the Fund may decrease if the Adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, or other issuer is incorrect. There is no assurance as to the amount of the Fund’s assets that the Adviser may allocate to any investment strategy from time to time.

Model Risk. The Adviser relies heavily on quantitative models and information and data both developed by the Adviser and those supplied by third parties, rather than granting trade-by-trade discretion to the Adviser’s investment professionals. Models and data are used to construct sets of transactions and investments, to value investments or potential investments, to provide risk management insights and to assist in hedging the Fund’s investments. Models and data are known to have errors, omissions, imperfections and malfunctions (collectively, “System Events”). When models and data prove to be incorrect, misleading or incomplete, any decisions made in reliance thereon will expose the Fund to risks.

The Adviser seeks to reduce the incidence and impact of System Events through a certain degree of internal testing and real-time monitoring, and the use of independent safeguards in the overall portfolio management system and often, in the software code itself. Despite such testing, monitoring and independent safeguards, System Events may result in, among other things, the failure to execute anticipated trades, delays to the execution of anticipated trades, the failure to properly allocate trades, the failure to properly gather and organize available data, the failure to take certain hedging or risk reducing actions and/or the taking of actions which increase certain risk(s)—all of which may have materially negative effects on the Fund and/or its returns.

Systematic Trading Risk. The Adviser bases certain trading decisions on systematic mathematical analysis of past price behavior. The future profitability of these strategies depends, in part, upon the assumption that the future price behavior will not be materially different from past behavior. The Fund may incur substantial trading losses during periods when markets behave substantially differently from the period in which the Adviser’s models are derived. The systematic trading methods used by the Adviser are fundamentally dependent on automated and computerized technology which may contain programming errors or which may ineffectively incorporate or translate the data collected.

Active Management Risk. The Fund is an actively managed rules based investment portfolio and is therefore subject to management risk. The Adviser will apply its investment and risk analysis in making investment decisions for the Fund, but there is no guarantee that these decisions will produce the intended results.
Borrowing Risk. The Fund is permitted to borrow money (or engage in transactions that are economically similar to borrowing money) which may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio, potentially magnifying losses. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its repayment obligations.
Commodities-Related Investments Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodities and commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.
Convertible Securities Risk. Convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. In general, a convertible security performs more like a stock when the underlying stock’s price is high (because it is assumed that it will be converted into the stock) and more like a bond when the underlying stock’s price is low (because it is assumed that it will mature without being converted). “Mandatory” convertible bonds, which must be converted into common stock by a certain date, may be more exposed to the risks of the underlying common stock. Convertible securities generally have less potential for gain or loss than common stocks.
Contingent Convertible Securities Risk. Contingent convertible securities (“CoCos”) are version of preferred or capital stock, with specific, loss absorbing features. CoCos typically sit above equity and below senior debt with respect to seniority. They are designed to absorb losses before senior bank creditors are affected. The inclusion of explicit loss absorption features may include a capitalization-based trigger event. Investment in this type of security may result in material losses to the Fund based on certain trigger events. CoCos are subject to the risk of partial or total loss of value or alternatively may be converted into shares of the issuing company which may also have suffered a loss in value.
Currency Risk. Currency risk is the risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. Accordingly, any hedging of currency exposure that is implemented by the Fund will primarily involve hedging back to the U.S. dollar, but in certain circumstances may involve other hedging activities. There is no assurance that the Fund will attempt to hedge its overall currency exposure, or, if it does engage in hedging activity, that this activity will be effective.
Debt Securities Risk. Debt securities involve certain risks, which include:
Credit Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation
Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to future changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than the value of shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
Interest Rate Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. Furthermore, the higher a debt security’s duration, the greater its price sensitivity to changes in interest rates.
Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.
Variable and Floating Rate Instrument Risk. The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.
High Yield Debt Securities. Investing in lower-rated or unrated securities, often referred to as “high yield” securities or “junk bonds,” involves special risks in addition to the risks associated with investments in higher-rated debt securities, including a high degree of credit risk. Lower-rated or unrated securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Lower-rated or unrated securities may be more susceptible to losses and real or perceived adverse economic and competitive industry conditions than higher-grade securities. Securities that are in the lowest rating category are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, and to be unlikely to have the capacity to pay interest and repay principal. The incidence of default of such securities is much higher.
Derivatives Risk. The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates, or indices. The Fund invests in derivatives for hedging and non-hedging purposes. The Fund’s use of derivatives may be subject to the following additional risks.
Volatility Risk. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
Counterparty Credit Risk. The stability and liquidity of certain derivative transactions depend in large part on the creditworthiness of the parties to the transactions. If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction. However, exercising such contractual rights may involve delays or costs which could result in the value of the Fund being less than if the transaction had not been entered into. Furthermore, there is a risk that any of such counterparties could become insolvent and/or the subject of insolvency proceedings, delaying recovery of the Fund’s securities.

Hedging Risk. Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus potentially offsetting a decline in the portfolio positions’ value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. Moreover, it may not be possible for the Fund to hedge against an exchange rate, interest rate or security price fluctuation that is so generally anticipated that the Fund is not able to enter into a hedging transaction at a price sufficient to protect its assets from the decline in value of the portfolio positions anticipated as a result of such fluctuations.
The Fund is not required to attempt to hedge portfolio positions and, for various reasons, may determine not to do so; or may not anticipate a particular risk so as to hedge against it.
Swaps. The use of swaps is a highly specialized activity that involves investment techniques, risk analyses, and tax planning different from those associated with ordinary securities transactions. Swaps may be difficult to value and may be considered illiquid. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial loss. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will be able to enforce its rights. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The primary risks associated with total returns swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).
Futures. Futures contracts markets are highly volatile and are influenced by a variety of factors, including national and international political and economic developments. In addition, because of the low margin deposits normally required in futures trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts.
The U.S. Commodity Futures Trading Commission and various exchanges impose speculative position limits on the maximum net long or net short position a person or group may hold or control in particular commodities. The Fund may be unable to take positions in particular futures contracts or may be forced to liquidate positions in particular futures contracts to avoid exceeding such limits.
When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the futures contracts and the underlying investment sought to be hedged may prevent the Fund from achieving the intended hedging effect or expose the Fund to the risk of loss.
Forwards. Forward trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Fund due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Fund would otherwise enter into, to the possible detriment of the Fund. Market illiquidity or disruption could result in major losses to the Fund. In addition, the Fund may be exposed to credit risks with regard to counterparties with whom the Fund trades as well as risks relating to settlement default. Such risks could result in substantial losses to the Fund. Some counterparties with whom the Fund transacts may not be rated investment grade.
Options. Options trading involves certain additional risks. Specific market movements of an option and the instruments underlying an option cannot be predicted. No assurance can be given that a liquid offset market will exist for any particular option or at any particular time. If no liquid offset market exists, the Fund might not be able to effect an offsetting transaction in a particular option. To realize any profit in the case of an option, therefore, the option holder would need to exercise the option and comply with margin requirements for the underlying instrument. A writer could not terminate the obligation until the option expired or the writer was assigned an exercise notice. The purchaser of an option is subject to the risk of losing the entire purchase price of the option. The writer of an option is subject to the risk of loss resulting from the difference between the premium received for the option and the price of the security or other instrument underlying the option that the writer must purchase or deliver upon exercise of the option. The writer of a naked option may have to purchase the underlying security or other instrument in the market for substantially more than the exercise price of the option in order to satisfy his delivery obligations. This could result in a large net loss.
Contract for Differences. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. The Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. The Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. If the short basket outperforms the long basket, the Fund will realize a loss—even in circumstances when the securities in both the long and short baskets appreciate in value.
Distressed Securities Risks. The Fund is permitted to invest in distressed securities of business enterprises involved in workouts, liquidations, reorganizations, bankruptcies and similar situations. Since there is typically substantial uncertainty concerning the outcome of transactions involving business enterprises in these situations, there is a high degree of risk of loss, including loss of the entire investment.
Equity Securities Risk. Stock markets are volatile. The prices of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Common Stocks. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock.
Preferred Securities. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity. The risks of preferred stocks include a lack of voting rights and the Adviser may incorrectly analyze the security. Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend. In either case, such an event would result in a loss to the Fund. Preferred stock may also be convertible into the common stock of the issuer. In general, preferred stocks generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation. The Fund may invest in preferred stock with any or no credit rating. Preferred stock market values may change based on changes in interest rates.
Foreign Investments and Emerging Markets Risk. The Fund may invest in securities of non-U.S. issuers, including those located in foreign countries, which may involve special risks caused by foreign political, social and economic factors, including exposure to currency fluctuations, less liquidity, less developed and less efficient trading markets, political instability and less developed legal and auditing standards. These risks are heightened for investments in issuers organized or operating in developing countries.
High Portfolio Turnover Risk. A high fund portfolio turnover rate generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund and will reduce Fund returns accordingly. The portfolio turnover rate of the Fund may vary from year to year, as well as within a year.
Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.
Large Shareholder Risk. The risk that certain account holders may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.
Leverage Risk. Some transactions may give rise to a form of economic leverage and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. Use of leverage can produce volatility and increase the risk that the Fund will lose more than it has invested.

Legal and Regulatory Risk. Legal, tax, and regulatory developments may adversely affect the Fund. Securities and futures markets are subject to comprehensive statutes, regulations, and margin requirements enforced by the SEC, other regulators and self-regulatory organizations and exchanges authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is expected to be modified by government and judicial actions. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds, managers, and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund. For instance, there has been an increase in governmental, as well as self-regulatory, scrutiny of the investment industry in general and the alternative investment industry in particular.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for an investment, the Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.
Long-Short Strategies Risk. The Fund’s use of long-short strategies is subject to the Adviser’s ability to accurately identify securities that are overvalued, in the case of short positions, or undervalued, in the case of long positions, in the market and depend on the market eventually recognizing the Adviser’s evaluation of the true value of the security. If the Adviser’s evaluation of the value of a particular security is incorrect or if the market never recognizes that evaluation in the price of a particular security, long-short strategies could result in losses for the Fund. In addition, long-short strategies may be subject to greater volatility than other strategies and may involve the use of leverage, which can magnify investment losses in the Fund.
Market Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. While a manager may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Such market environment changes may adversely affect the performance of a model and amplify losses. The Fund’s principal investment strategies are not specifically designed to benefit from general appreciation in the equity markets or general improvement in the economic conditions in the global economy. Indeed, the Adviser may seek to limit the Fund’s investment exposure to the markets generally. Accordingly, the Fund may underperform the broad equity markets under certain market conditions, such as periods when there is rapid appreciation in the equity markets.
Market Capitalization Risk. (Small-, Mid- and Large-Cap Stocks Risk). To the extent the Fund invests in small-, mid-, or large- cap stocks, it takes on the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities, but their returns have sometimes led those of smaller companies, often with lower volatility. The stocks of small- and mid-cap companies may fluctuate more widely in price than the market as a whole, may be difficult to sell when the economy is not robust or during market downturns, and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. In addition, compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. There may also be less trading in small- or mid-cap stocks, which means that buy and sell transactions in those stocks could have a larger impact on a stock’s price than is the case with large-cap stocks.
Merger Arbitrage and Event Driven Risk. The Adviser’s rules-based evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, may prove incorrect and the Fund’s return on the investment may be negative or the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money or fail to achieve a desired rate of return.
The success of the Fund’s merger-arbitrage strategy depends on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions. The Fund may invest in hostile tender offers, proposed leveraged buyouts and other similar situations. Those types of transactions have a greater risk that the proposed transaction will not be completed successfully and, consequently, a greater risk of loss. A failed transaction or reorganization may occur for a number of reasons, including failure to get shareholder approval, governmental action or intervention, or failure to get regulatory approval. The Fund may incur significant losses unwinding its merger arbitrage and event driven positions in the event that a proposed merger or other corporate event does not occur as expected by the Adviser or the Adviser determines the position no longer represents an attractive investment opportunity.
Investment Adviser Risk. The Adviser was recently formed and registered with the SEC. The Adviser had not had previous experience managing an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, investors in the Fund be ar the risk that the Adviser’s inexperience managing a registered investment company may limit its effectiveness. The Adviser’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective. In addition, the Adviser’s investment methodology may not adequately take into account certain factors and may result in the Fund having a lower return than if the Fund were managed using another methodology or investment strategy.
Newer Fund Risk. The Fund has a limited operating history and may not attract sufficien t assets to achieve or maximize investment and operational efficiencies.
New Issue Risk. Investments in companies that have recently gone public (“IPOs”) have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs and, therefore, investors should not rely on past gains from IPOs as an indication of future performance. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering. When an IPO is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.
Non-Exchange Traded Securities Risk. The Fund may invest in non-exchange traded securities, including privately placed securities, which are subject to liquidity and valuation risks. These risks may make it difficult for those securities to be traded or valued, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition. The market for certain non-exchange traded securities may be limited to institutional investors, subjecting such investments to further liquidity risk if a market were to limit institutional trading. There may also be less information available regarding such non-exchange traded securities than for publicly traded securities, which may make it more difficult for the Adviser to fully evaluate the risks of investing in such securities and as a result place a Fund’s assets at greater risk of loss than if the Adviser had more complete information. In addition, the issuers of non-exchange traded securities may be distressed, insolvent, or delinquent in filing information needed to be listed on an exchange. Disposing of non-exchange traded securities, including privately-placed securities, may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.
Investing in Other Investment Companies Risk. The Fund may invest in shares of investment companies. The risks of investment in these securities typically reflect the risks of the types of instruments in which the investment company invests. When the Fund invests in investment company securities, including money market funds, shareholders of the Fund bear indirectly their proportionate share of their fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment by the Fund in an investment company could cause the Fund’s operating expenses (taking into account indirect expenses such as the fees and expenses of the investment company) to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the investment company.
Real Estate and REIT Investment Risk. Investments in real estate related securities are subject to the risk that the value of the real estate underlying the securities will go down. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities.
Relative Value Strategies Risk. Relative value strategies utilized in the Fund depend on the Adviser’s ability to identify unjustified or temporary discrepancies between the value of two or more related financial instruments and are subject to the risk that the Adviser’s evaluation of the relative price differential may be incorrect or may never be realized in the market price of the securities in which the Fund invests.
Securities Lending Risk. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the Fund’s ability to vote the securities on loan. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account and may pay a fee to the borrower that represents a portion of the Fund’s earnings on the collateral or that represents a finance charge on the value of the collateral. The Fund bears the risk that the value of investments made with collateral may decline. The Fund bears the risk of total loss with respect to the investment of collateral.
Voting rights or rights to consent with respect to the loaned securities pass to the borrower. The Fund may have the right to call loans at any time on reasonable notice, and it will do so in order for the securities to be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the Fund’s investment. However, the Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters.
Short Selling Risk. Selling equity, debt, convertible or other securities short creates the risk of losing an amount greater than the amount invested. Short selling is subject to the theoretically unlimited risk of loss because there is no limit on how much the price of a stock may appreciate before the short position is closed out. A short sale may result in a sudden and substantial loss if, for example, an acquisition proposal is made for the subject company at a substantial premium over the market price. Irrespective of the risk control objectives of the Fund’s multi-asset approach, such a high degree of leverage necessarily entails a high degree of risk. (See “Leverage Risk”).
Structured Products Risk. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Certain structured products may be thinly traded or have a limited trading market. Structured products are also subject the general risks associated with debt securities discussed herein.
U.S. Government Securities Risk. The Fund invests in U.S. government securities. These securities are subject to market and interest rate risk. Although U.S. government securities may be backed or guaranteed by the U.S. government, not all U.S. government securities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the U.S. Treasury, while other may be backed only by the credit of the issuing agency or instrumentality. U.S. government securities carry at least some risk of non-payment. In addition, in recent years, credit rating agencies have shown some concern about the U.S. government’s ability to repay all of its outstanding debt obligations. Any uncertainty regarding the ability of the United States to repay its debt obligations, and any default by the U.S. government, would have a negative impact on the Fund’s investments in U.S. government securities.
Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or used a different valuation methodology.
Warrants and Rights Risk. The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s past performance. The bar chart shows the Fund's Institutional Class Shares performance for each full calendar year shown. The table below the bar chart compares the Fund’s average annual total returns for the periods shown with that of a broad-based securities index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results. Updated performance information is available on the Fund’s website at www.mprovedalts.com or by calling the Fund toll-free at 833-MPROVED (833-677-6833) .
During the period shown in the bar chart, the best performance f or a quarter was 4.49% (for the quarter ended December 31, 2018) and the worst performance was -1.30% (for the quarter ended March 31, 2018).

Average Annual Total Return as of December 31, 2018
MProved Systematic Multi-Strategy Fund	1 Year	Since Inception (January 1, 2018)
Institutional Class
Return Before Taxes	4.28%	4.28%
Return After Taxes on Distributions	3.98%	3.98%
Return After Taxes on Distributions and Sale of Fund Shares	2.59%	2.59%
Investor Class
Return Before Taxes	3.88%	3.88%
ICE BofA Merrill Lynch 3 Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	1.87%	1.87%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and will vary for Investor Class shares.

Management

Investment Adviser
Magnetar Asset Management LLC is the Fund’s investment adviser.

Portfolio Manager
J oseph Scoby, Head of Systematic Investing; Devin Dallaire, Chief Investment Officer of Systematic Investing; Josh Taylor, Portfolio Manager; and Matthew Greenawalt, Portfolio Manager, are the portfolio managers and are each jointly and primarily responsible for the day-to-day management of the F und’s portfolio. Each portfolio manager has managed the Fund since its inception in January 2018.

Purchase and Sale of Fund Shares
You may purchase, redeem, or exchange Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail to MProved Funds, c/o U.S. Bank Global Fund Services, P .O. Box 701, Milwaukee, Wisconsin 53201-0701), by contacting the Fund by telephone at 833-MPROVED (833-677-6833) or through a financial intermediary. You may also purchase or redeem shares by wire. Investors who wish to purchase, redeem or exchange Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below.

	Investor Class	Institutional Class
Minimum Initial Investment	$10,000	$1 million
Coverdell Education Savings Account	$2,000	N/A
Minimum Subsequent Investment	$100	$100

Tax Information
The Fund’s dividends and distributions may be subject to Federal income taxes, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More Information About the Funds

Investment Objectives

The investment objective of each Fund is not fundamental and may be changed without the approval of a Fund’s shareholders. The Trust, however, will provide shareholders with 30 days’ prior notice of any such change.

Principal Investment Strategies

MProved Systematic Long-Short Fund

Under normal conditions, the Adviser pursues the Fund’s investment objective utilizing rules-based, long-short strategies. The Fund primarily invests in equity securities and derivatives, as described below. In pursuing the Fund’s investment objective, the Adviser seeks to identify companies that the Adviser expects to be impacted by a significant corporate or market event, including corporate actions, abnormal price movements, investor sentiment, and shifts or disruptions in the company’s balance sheet, cash flow, or earnings fundamentals (referred to as “event-driven opportunities”) or other industry and market dynamics.

A long-short strategy involves buying long securities that are expected to increase in value and selling short securities that are expected to decrease in value. The Fund seeks to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or non-occurrence, of such an event. The Adviser will typically take a long position in a security or other financial instrument that is believed to be underpriced, or a short position in a security or other financial instrument that is believed to be overpriced. In a short sale transaction, the Fund will borrow a security and sell it at the current market price in the anticipation of buying the security at a lower price prior to the time the Fund is obligated to return the security to the owner. While there is no guarantee of this convergence between market and anticipated value, the Adviser believes there to be a reasonable probability of such convergence based upon historical statistical analysis.

Implementing long-short strategies requires both quantitative (e.g. statistical analysis and financial modeling) and qualitative (e.g. formulating hypotheses and setting assumptions) skills to identify and interpret the potential impact of the aforementioned market disruptions on the anticipated value of a company’s equity. In addition to identifying and interpreting potential impact of such disruptions, the Adviser believes it is critical to also assess their potential risks. The underlying logic behind this process is encapsulated in a set of proprietary rules and algorithms developed by the Adviser. The Adviser does not intend the Fund to be market neutral. The Fund intends to generally maintain a net long exposure to the equity market (long market value minus short market value) that is greater than the 0% exposure which a “market neutral” fund is designed to provide, but less than the 100% exposure provided by a fund that invests only in long positions. This is intended to allow the Fund to benefit from a rising market, although to a lesser extent than a “long-only” fund, while still affording some protection from a falling market because of the Fund’s short positions, which are designed to perform inversely to the market.

Performance for long-short strategies can be cyclical and will vary with market conditions. Identifying investments for the Fund depends on the existence of event-driven opportunities, which can be driven by the flow of corporate events and transactions. The general characteristics of corporate events vary over time, making the available universe of transactions more attractive at certain times than others. These characteristics include, among other things, the nature of the event as well as its motivating conditions.

In selecting investments for the Fund, the Adviser applies a rules-based approach in which a variety of guidelines are imposed as soft limits, which determine portfolio composition. The Adviser may sell a position when it determines that the position no longer satisfies the Adviser’s rules-based criteria.

The Fund currently focuses on U.S. securities, but may also invest in non-U.S. securities which may be denominated in U.S. dollars or foreign currencies. The Fund may invest in securities of issuers of any market capitalization.

The Fund’s investment in equities may include common, preferred stock, securities convertible into common stock, rights and warrants or securities or other instruments whose price is linked to the value of common stock, or may gain exposure to equities from derivatives (including equity total return swaps, options on stocks or stock indexes, futures contracts, options on futures contracts, forward currency contracts and swaps). The Fund may invest in real estate investment trusts (“REITs”); other investment companies; restricted securities; when-issued securities; and new issues and IPOs. The Fund may also engage in securities lending.

In executing the Fund’s strategy, the Adviser expects to employ leverage as permitted by the 1940 Act, and to use a variety of hedging techniques including short selling. The Fund’s use of leverage will vary depending on market conditions, and at times may be significant. It may also enter into derivative transactions, including swaps. The Fund may use total return swaps on equity securities as a substitute for investing in conventional equity securities and for investment purposes to increase its economic exposure to a particular security in a cost-effective manner. At times, the Fund may gain all of its equity exposure through the use of total return swaps on equity securities. The Fund’s use of total return swaps on equity securities will have the economic effect of financial leverage. When the Fund uses derivative instruments, the Fund will comply with SEC guidelines regarding asset coverage for such instruments, and may therefore hold a significant portion of its assets in cash and/or cash equivalents.

The Fund may engage in active and frequent trading of portfolio securities.

Temporary Defensive Positions. The Fund may also hold a significant portion of its assets in cash, money market investments, money market funds or other similar short-term investment for defensive purposes or to preserve the Fund’s ability to capitalize quickly on new market opportunities. The Fund may also hold a significant amount of short-term investments immediately after the closing of a number of transactions in which it has invested; this could occur at any time, including at calendar quarter- or year-ends. During periods when the Fund is so invested, its investment returns may be lower than if it were not so invested, and the Fund may not achieve its investment objective.

MProved Systematic Merger Arbitrage Fund

Under normal conditions, the Adviser pursues the Fund’s investment objective through a rules-based merger arbitrage strategy.

Merger arbitrage involves investing in equity securities (including common, preferred stock, securities convertible into common stock, rights and warrants or securities or other instruments whose price is linked to the value of common stock) of a company that is involved in a significant corporate event, including, but not limited to merger or acquisition transactions, spin-offs, divestitures or stock or bond repurchases. Merger arbitrage is a highly specialized investment strategy generally designed to profit from the successful completion of such transactions. Although the Fund may employ a variety of strategies depending upon the nature of the transaction selected for investment, generally, the Fund’s merger arbitrage strategy will involve purchasing the shares of an announced acquisition target company (i.e. a “target company”) at a discount to their expected value upon completion of the transaction. The size of this discount, referred to as the “spread”, represents the potential profit on such an investment. The higher the probability of completion of the transaction, the closer the target company stock trades to the value offered by the acquirer. Typically, in an announced cash-for-stock or stock-for-stock transactions, the Fund will buy shares of the target, and in the case of a stock-for-stock transaction, the Fund will also sell short the shares of the acquirer. In a short sale transaction, the Fund will borrow a security and sell it at the current market price in the anticipation of buying the security at a lower price prior to the time the Fund is obligated to return the security to the owner. In either case the Fund will seek to capture that difference, or spread, with the expectation of realizing the price differentials if and when the transaction closes.

Because the Fund’s strategy typically seeks to profit from the spread, rather than the market overall or any one issuer, the Adviser believes that the Fund will normally have relatively low correlation to the overall performance of stock markets. Returns in merger arbitrage transactions can be affected by a variety of other factors, however, including : (1) the risk free rate of return at the time of investment (i.e. the interest an investor would expect from an absolutely risk-free investment over a specified period of time); (2) the likelihood that a transaction will be completed or not, and the gains or losses resulting from each outcome; (3) market risk; (4) the possibility that the transaction will fail to complete due to market factors; and (5) a risk premium paid to merger arbitrage investors.

A merger arbitrage strategy requires quantitative skills to value complex merger offers and to measure and manage portfolio downside risk. In addition, performance for the strategy is cyclical and varies with market conditions. Sourcing for such investments depends upon there being transactions in the marketplace. The general characteristics of announced mergers vary over time, making the available universe of transactions more attractive at certain times than others. These characteristics include, among other things, the nature of the buyer, the conditions for closing as described in merger agreements, financing requirements, current regulatory climate and other factors.

The Adviser’s merger arbitrage strategy is a predominantly process-driven risk arbitrage strategy, i.e. one in which the Fund invests in a broad number of targets of merger transactions meeting certain criteria with the intention of systematically capturing risk arbitrage-specific premium. The Adviser believes that the imposition of various transaction selection filters and position sizing and leverage parameters may improve the ability of an investor such as the Fund to capture and enhance the risk arbitrage-specific premium. Selection filters include, without limitation, market capitalization, such as restrictions on investments in securities of issuers with market capitalizations less than $100 million. Position sizing may be measured both in terms of absolute value of a transaction as well as the expected potential lost on any particular position. The transaction selection filters and parameters that the Adviser utilizes in pursuing the strategy have elements that may change over time.

The Fund may invest in companies that are announced as targets of merger transactions, or that are publicly known to be under consideration for such transactions – both friendly as well as hostile. Although the Fund typically invests across a variety of industries and sectors, the Adviser may invest a significant percentage of the Fund’s assets in a single or small number of industries or sectors. The Fund may invest globally (including emerging markets), but currently focuses on North America, Western Europe, and Australia. Securities in which the Fund invests may be denominated in U.S. dollars or foreign currencies. Because the strategy depends on the availability of merger arbitrage opportunities, there may be times when the Fund holds a significant amount of cash and/or cash equivalents.

In executing the Fund’s strategy, the Adviser expects to employ leverage, as permitted by the 1940 Act, and to use a variety of hedging techniques including short selling. The Fund’s use of leverage will vary depending on market conditions, and at times may be significant. The Fund may use derivatives (including equity total return swaps, options on stocks or stock indexes, futures contracts, options on futures contracts, forward currency contracts and swaps). When the Fund uses derivative instruments, the Fund will comply with SEC guidelines regarding asset coverage for such instruments, and may therefore hold a significant portion of its assets in cash and/or cash equivalents. The Fund may invest in real estate investment trusts (“REITs”); other investment companies; restricted securities; when-issued securities; and new issues or IPOs. The Fund may also engage in securities lending.

The Adviser may consider a variety of factors in determining when to enter and exit its positions in a target company, including, but not limited to: (1) whether losses associated with the position will exceed certain levels; (2) upon completion or failure of the transaction; (3) passage of time after the announcement of the transaction; (4) subsequent developments related to the acquiring or target company that make the position no longer an attractive investment; or (5) at any time in the Adviser’s discretion.

The Fund may engage in active and frequent trading of portfolio securities.

Temporary Defensive Positions. The Fund may also hold a significant portion of its assets in cash, money market investments, money market funds or other similar short-term investment for defensive purposes or to preserve the Fund’s ability to capitalize quickly on new market opportunities. The Fund may also hold a significant amount of short-term investments immediately after the closing of a number of transactions in which it has invested; this could occur at any time, including at calendar quarter or year ends. During periods when the Fund is so invested, its investment returns may be lower than if it were not so invested, and the Fund may not achieve its investment objective.

The Fund is “non-diversified” under the 1940 Act, which means that it may invest more of its assets in fewer issuers than a “diversified fund.”

MProved Systematic Multi-Strategy Fund

Under normal conditions, the Adviser pursues the Fund’s investment objective by seeking to provide exposure to a number of strategies often referred to as “alternative” or “absolute return” strategies that are more traditionally offered through hedge funds. The Fund implements these strategies by investing globally (including in emerging markets) in a broad range of instruments, including, but not limited to, equities, bonds, convertible securities (including contingent convertible securities), futures (including commodity futures, index futures, equity futures, bond futures and interest rate futures), currency and commodity forwards, options and swaps (including commodity swaps, swaps on commodity futures, equity swaps, swaps on index futures, total return swaps, interest rate swaps, and CDSs). When the Fund sells a CDS, the Fund will cover such transaction to the full notional value. The Fund may take both long and short positions in all of its investments. In a short sale transaction, the Fund will borrow a security and sell it at the current market price in the anticipation of buying the security at a lower price prior to the time the Fund is obligated to return the security to the owner.

The Fund may trade in derivatives both for hedging and investment purposes. The Fund currently expects the derivatives in which the Fund may invest to be primarily total return swaps and future contracts; however, this may change over time. When the Fund uses derivative instruments, the Fund will comply with SEC guidelines regarding asset coverage for such instruments, and may therefore hold a significant portion of its assets in cash and/or cash equivalents. There is no limit on the amount of exposure the Fund may have to any specific asset class, market sector, or instrument. The Fund may invest in the securities of issuers of any market capitalization. The securities in which the Fund invests may be restricted and/or Rule 144A securities. The Fund has no limits with respect to the credit rating, maturity or duration of the debt securities in which it may invest, and may invest in debt securities of any credit rating, maturity or duration, which may include high-yield or “junk” bonds or distressed securities. The Fund may engage in securities lending.

Utilizing the range of investments and instruments described above, the Fund seeks to provide exposure to several absolute return strategies through one fund offering. The strategies the Fund intends to use include the following:

Relative Value Strategies. Relative value strategies seek to profit from the relative mispricing of related assets. For example, convertible bonds and the common stock underlying the conversion option; other options and futures and their reference assets; debt instruments and/or their derivatives of the same issuer or of different issuers with different maturities or yields; and the common stock of different issuers in the same sectors. These strategies may be highly quantitative and based on theoretical or historical pricing relationships. Because they focus on capturing value from the relative mispricing of related assets, relative value strategies may, under certain circumstances, generate returns independent of overall movements in the global level of debt or equity prices. Because the mispricing that these strategies exploit tends to be small in absolute terms, these strategies often use leverage, which will vary depending on market conditions and could be substantial, in an attempt to increase returns, but which could also magnify losses.

The Adviser may implement various relative value strategies on behalf of the Fund, including convertible-securities arbitrage and volatility arbitrage. The convertible-securities arbitrage strategy seeks to buy “long”

a convertible security and sell “short” a portion of the underlying stock into which the convertible security may be converted in anticipation of profiting from a relative mispricing between them (i.e., when the Adviser believes the convertible security is undervalued relative to the underlying stock).

Although currently the strategy will generally be effected by investing in what the Adviser believes are undervalued convertibles that fit the strategy’s investment universe, the Adviser may also take short positions in convertibles under certain circumstances. In determining the investible universe, the Adviser will consider among other things, the size of the issue, liquidity in the underlying common stock, the theoretical equity delta of the convertible (i.e., the sensitivity of the convertible bond’s price to changes in the price of the underlying stock), and the cost of borrowing shares. Inputs will change in real time and thus the convertibles’ theoretical value will also change in real time.

The strategy will invest in convertible bonds and mandatory convertibles. In evaluating such investments, the Adviser will consider, among other things, credit spreads, expected equity volatility, stock prices, stock borrow costs and interest rates.

Convertibles are less liquid than common stocks generally and the decision to add new positions or close existing positions will be influenced by expected transaction costs. As such the portfolio may hold convertibles whose prices have exceeded theoretical values while the Adviser waits for an attractive exit opportunity. The Fund is likely to buy new issues if they are expected to be trading above issue price even if their issue price exceeds theoretical value. Holding periods of new issues may vary depending on the level of theoretical cheapness of the bond once it begins trading in the marketplace.

Convertible-securities arbitrage strategy returns will be affected by, among other things, conditions in general corporate credit markets, volatility in equity markets, behavior of other advisers employing a similar strategy, and general market conditions. The number of convertibles in the portfolio will change based on the availability of what the Adviser believes are attractive convertibles.

The volatility arbitrage strategy seeks to identify and exploit relative mispricings in general volatility levels across global markets. The Adviser evaluates volatility through the use of statistical models, as well as analysis of capital structure, event catalysts, the structured products markets, and macro factors.

Event-driven Strategies. Event-driven strategies include investing in companies that are experiencing a material change in their ownership or in their capital structure. Examples of event-driven strategies include merger arbitrage (discussed below) and investing in companies experiencing spin-offs, divestitures or stock or bond repurchases, among other things. Within the universe of event-driven strategies implemented by the Fund, the Fund currently makes a relatively large allocation to merger arbitrage, but that will change over time depending on the Adviser’s judgment on how best to allocate the Fund’s capital.

Merger arbitrage involves investing in equity securities (including common, preferred stock, securities convertible into common stock, rights and warrants or securities or other instruments whose price is linked to the value of common stock) of a company that is involved in a significant corporate event, including, but not limited to merger or acquisition transactions, spin-offs, divestitures or stock or bond repurchases. Merger arbitrage is a highly specialized investment strategy generally designed to profit from the successful completion of such transactions. Although the Fund may employ a variety of strategies depending upon the nature of the transaction selected for investment, generally, the Fund’s merger arbitrage strategy will involve purchasing the shares of an announced acquisition target company (i.e. a “target company”) at a discount to their expected value upon completion of the transaction. The size of this discount, referred to as the “spread”, represents the potential profit on such an investment. The higher the probability of completion of the transaction, the closer the target company stock trades to the value offered by the acquirer. Typically, in an announced cash-for-stock or stock-for-stock transactions, the Fund will buy shares of the target, and in the case of a stock-for-stock transaction, the Fund will also sell short the shares of the acquirer.

In either case the Fund will seek to capture that difference, or spread, with the expectation of realizing the price differentials if and when the transaction closes.

Returns in merger arbitrage transactions can be affected by a variety of other factors, however, including: (1) the risk free rate of return at the time of investment (i.e. the interest an investor would expect from an absolutely risk-free investment over a specified period of time); (2) the likelihood that a transaction will be completed or not, and the gains or losses resulting from each outcome; (3) market risk; (4) the possibility that the transaction will fail to complete due to market factors; and (5) a risk premium paid to merger arbitrage investors.

A merger arbitrage strategy requires quantitative skills to value complex merger offers and to measure and manage portfolio downside risk. In addition, performance for the strategy is cyclical and varies with market conditions. Sourcing for such investments depends upon there being transactions in the marketplace. The general characteristics of announced mergers vary over time, making the available universe of transactions more attractive at certain times than others. These characteristics include, among other things, the nature of the buyer, the conditions for closing as described in merger agreements, financing requirements, current regulatory climate and other factors.

The Adviser’s merger arbitrage strategy is a predominantly process-driven risk arbitrage strategy, i.e. one in which the Fund invests in a broad number of targets of merger transactions meeting certain criteria with the intention of systematically capturing risk arbitrage-specific premium. The Adviser believes that the imposition of various transaction selection filters and position sizing and leverage parameters may improve the ability of an investor such as the Fund to capture and enhance the risk arbitrage-specific premium. Selection filters include, without limitation, market capitalization, such as restrictions on investments in securities of issuers with market capitalizations less than $100 million. Position sizing may be measured both in terms of absolute value of a transaction as well as the expected potential lost on any particular position. The transaction selection filters and parameters that the Adviser utilizes in pursuing the strategy have elements that may change over time.

The Fund may invest in companies that are announced as targets of merger transactions, or that are publicly known to be under consideration for such transactions – both friendly as well as hostile.

Quantitative Strategies . Quantitative strategies include different model-based strategies and often take the form of statistical arbitrage whereby one buys “long” a security (or basket of securities) and sells “short” a related security, option, or futures contract (or basket of securities, options, or futures) when the relative prices of such securities, options, or futures deviate from their historical relationship in anticipation of profiting from a reversion in the prices of such securities, options, or futures to their historical relationship or anticipated future forecasted relationship. In implementing statistical arbitrage strategies, the Adviser may incorporate various constraints on the securities available for inclusion in the portfolio including minimum average daily trading volume, minimum market cap, and minimum price. Any such constraints may evolve over time and are subject to change.

Other quantitative strategies look for trends to persist in a single stock, group of stocks, single futures contract, or group of futures contracts. These strategies tend to take long positions in securities or instruments that have been rising in price and are sometimes described as momentum, or trend-following, strategies. Other quantitative strategies look to identify reversal points in a trend and thus take short positions in securities or instruments that are rallying. These strategies are known as counter trend. Other quantitative strategies cannot be classified purely as trend, counter trend or mean reversion, but generally are looking for historical patterns to persist. An example of this is a strategy of buying stocks with low beta or volatility and shorting stocks with high beta or volatility. Another example would be to buy stocks based on their perceived higher value or quality and short stocks who have perceived lower value or quality.

The Fund will use a variety of quantitative strategies including, from time to time, the aforementioned strategies. The quantitative strategies used by the Fund may trade on a global bases and may trade a large number of equities. The quantitative strategies used by the Fund may focus on futures and other derivatives. Returns in quantitative strategies depend on either the persistence or lack thereof of historical relationships that the quantitative models have identified; the methodologies the models deploy; the transaction costs of the strategies, which generally employ high turnover; the commonality of the Adviser’s quantitative models with other quantitative models, which could lead to adverse results; and general market conditions, including volatility, correlation, overall returns of general markets, and financing costs.

Systematic Long-Short Strategies. Long-short strategies typically take the form of buying “long” a security that the Adviser considers to be undervalued and selling “short” a security that the Adviser considers to be overvalued in anticipation of profiting from changes in the price differential between the respective long and short positions.

The Adviser may implement a variety of long-short strategies on behalf of the Fund, including, but not limited to equity long-short and credit long-short strategies.

The Adviser’s equity long-short strategies are rules-based long-short strategies, which typically involves investing in the equity securities of companies that have undergone recent market dislocations brought about by corporate actions, events, abnormal price movements, investor sentiment, and shifts or disruptions in balance sheet, cash flow and earnings fundamentals (referred to as “event-driven opportunities”) or other industry and market dynamics. The Fund seeks to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or non-occurrence, of such an event. While there is no guarantee of this convergence between market and anticipated value, the Adviser believes there to be a reasonable probability of such convergence based upon historical statistical analysis.

Implementing equity long-short strategies requires both quantitative (e.g., statistical analysis and financial modeling) and qualitative (e.g., formulating hypotheses and setting assumptions) skills to both identify and interpret the potential impact of the aforementioned market disruptions on the anticipated value of a company’s equity. In addition to identifying and interpreting the potential impact of such disruptions, the Adviser believes it is critical to also assess their potential risks. The underlying logic behind this process is encapsulated in a set of proprietary rules and algorithms developed by the Adviser.

Performance for equity long-short strategies can be cyclical and will vary with market conditions. Identifying investments for the Fund depends on the existence of event-driven opportunities, which can be driven by the flow of corporate events and transactions. The general characteristics of corporate events vary over time, making the available universe of transactions more attractive at certain times than others. These characteristics include, among other things, the nature of the event as well as its motivating conditions.

Credit long-short strategies involve taking long positions in bonds or selling credit default swaps on issuers whose credit spreads are perceived by the Adviser to be attractive relative to the risk of investment. Conversely, the strategies involve taking short positions in bonds or buying credit default swaps on issuers where the Adviser believes the credit spreads are unattractive relative to the risk of investment. In addition to price volatility, returns of credit long-short strategies may be affected by issuer defaults on debt obligations, the timing of such a default, the severity of the loss in a default, the relative maturities of the bonds or credit default swaps, and general market conditions.

In selecting investments for the Fund, the Adviser applies a rules-based approach in which a variety of guidelines are imposed as soft limits, which determine portfolio composition. The Adviser may change its internal guidelines and rules from time to time, without notice. The Adviser may sell a position when it determines that the position no longer fits the Adviser’s rules-based criteria.

The Fund may add additional strategies from time to time. The Adviser uses various methodologies to determine asset allocation among the strategies. These strategies may include fixed asset allocation, or various floating methodologies such as allocating based on the Adviser’s assessment of risk of each strategy or the investment opportunity for each strategy at any given time. Asset allocation methodologies may be subject to change in the Adviser’s discretion.

The Fund currently intends to have exposure to each of the strategies described above, however, it may vary its level of allocation among the strategies depending on market conditions, including reducing the exposure to any strategy to zero.

The Fund’s strategies may result in active and frequent trading of portfolio securities.

Temporary Defensive Positions. The Fund may also hold a significant portion of its assets in cash, money market investments, money market funds or other similar short-term investment for defensive purposes or to preserve the Fund’s ability to capitalize quickly on new market opportunities. The Fund may also hold a significant amount of short-term investments immediately after the closing of a number of transactions in which it has invested; this could occur at any time, including at calendar quarter or year ends. During periods when the Fund is so invested, its investment returns may be lower than if it were not so invested, and the Fund may not achieve its investment objective.

Principal Risks of Investing in the Funds

Before investing in a Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember that, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in a Fund. The principal risks of each Fund have been previously identified and are described below.

Active Management Risk. Each Fund is an actively managed rules-based investment portfolio and is therefore subject to management risk. The Adviser will apply its investment and risk analysis in making investment decisions for each Fund, but there is no guarantee that these decisions will produce the intended results.
Allocation Risk. Each Fund’s ability to achieve its investment objective and maintain lower volatility than the broader equity markets depends upon the Adviser’s skill in determining the Fund’s allocation to the different strategies. The value of an investment in a Fund may decrease if the Adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, or other issuer is incorrect. There is no assurance as to the amount of a Fund’s assets that the Adviser may allocate to any investment strategy from time to time.
Borrowing Risk. Each Fund is permitted to borrow money to the extent permitted by the 1940 Act (or engage in transactions that are economically similar to borrowing money) to fund investments, to satisfy redemptions, or to obtain investment exposure to various markets or investment styles, which may exaggerate changes in the net asset value of Fund shares and in the return on a Fund’s portfolio, potentially magnifying losses. Borrowing will cost a Fund interest expense and other fees. The costs of borrowing may reduce a Fund’s return. Borrowing may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its repayment obligations.
Commodities-Related Investments Risk. Exposure to the commodities markets may subject a Fund to greater volatility than investments in traditional securities. The value of commodities and commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Unlike the financial futures markets, in the commodity futures markets, there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may also change.
Convertible Securities Risk. Convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. In general, a convertible security performs more like a stock when the underlying stock’s price is high (because it is assumed that it will be converted into the stock) and more like a bond when the underlying stock’s price is low (because it is assumed that it will mature without being converted). “Mandatory” convertible bonds, which must be converted into common stock by a certain date, may be more exposed to the risks of the underlying common stock. Convertible securities generally have less potential for gain or loss than common stocks.
Currency Risk. Currency risk is the risk that fluctuations in exchange rates will adversely affect the value of a Fund’s foreign currency holdings and investments denominated in foreign currencies. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. Accordingly, any hedging of currency exposure that is implemented by a Fund will primarily involve hedging back to the U.S. dollar, but in certain circumstances may involve other hedging activities. There is no assurance that a Fund will attempt to hedge its overall currency exposure, or, if it does engage in hedging activity, that this activity will be effective.
Contingent Convertible Securities Risk. Contingent convertible securities (“CoCos”) are version of preferred or capital stock, with specific, loss absorbing features. CoCos typically sit above equity and below senior debt with respect to seniority. They are designed to absorb losses before senior bank creditors are affected. The inclusion of explicit loss absorption features may include a capitalization-based trigger event. Investment in this type of security may result in material losses to the Fund based on certain trigger events. CoCos are subject to the risk of partial or total loss of value or alternatively may be converted into shares of the issuing company which may also have suffered a loss in value.
Cyber Security Risk. Failures or breaches of the electronic systems of the Funds, the Funds’ Adviser, distributor, other service providers, or the issuers of securities in which the Funds invest have the ability to cause disruptions and negatively impact the Funds’ business operations, potentially resulting in financial losses to the Funds and their shareholders. While the Funds have established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Funds cannot control the cyber security plans and systems of the Funds’ service providers or issuers of securities in which the Funds invest.
Debt Securities Risk. Debt securities involve certain risks, which include:
Credit Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to future changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than the value of shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
Interest Rate Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. Furthermore, the higher a debt security’s duration, the greater its price sensitivity to changes in interest rates. Each Fund may take steps to attempt to reduce the exposure of its portfolio to interest rate changes; however, there can be no guarantee that a Fund will take such actions or that a Fund will be successful in reducing the impact of interest rate changes on the portfolio. In recent periods, interest rates in the United States have been at or near historically low levels. Governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain these historically low interest rates. However, the U.S. Federal Reserve ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. Accordingly, a Fund’s investments in fixed income securities face an increased exposure to the risks associated with rising interest rates. To the extent the U.S. Federal Reserve continues to raise interest rates, there is a risk that rates across the financial system may rise. This and other changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.
Variable and Floating Rate Instrument Risk. The absence of an active market for these securities could make it difficult for a Fund to dispose of them if the issuer defaults.

High Yield Debt Securities. Each Fund is permitted to invest and transact in unrated or lower-rated debt securities and other instruments, sometimes referred to as “high yield” or “junk” bonds. Lower-rated securities may include securities that have the lowest rating or are in default. Investing in lower-rated or unrated securities involves special risks in addition to the risks associated with investments in higher-rated debt securities, including a high degree of credit risk. Lower-rated or unrated securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers/issues of lower-rated or unrated securities may be more complex than for issuers/issues of higher quality debt securities. Lower-rated or unrated securities may be more susceptible to losses and real or perceived adverse economic and competitive industry conditions than higher-grade securities. Securities that are in the lowest rating category are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, and to be unlikely to have the capacity to pay interest and repay principal. The secondary markets on which lower-rated or unrated securities are traded may be less liquid than the market for higher-grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the value of such investments. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated or unrated securities, especially in a thinly traded market. It is possible that a major economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is possible that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest on the bonds and increase the incidence of default of such securities. Furthermore, with respect to certain residential and commercial mortgage-backed securities, it is difficult to obtain current reliable information regarding delinquency rates, prepayment rates, servicing records, as well as updated cash flows. The use of credit ratings as the sole method of evaluating lower-rated or unrated securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-rated securities. In addition, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was rated.
Derivatives Risk. The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates, or indices. Each Fund may invest in derivatives for hedging and non-hedging purposes. Derivatives can be volatile and illiquid, can be subject to counterparty credit risk and may entail investment exposure greater than their notional amount. New regulation of the derivatives markets may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the “over-the-counter” or “OTC” market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, each Fund is subject to counterparty credit risk with respect to such derivative contracts.
Volatility Risk. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of a Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
Counterparty Credit Risk. The stability and liquidity of repurchase agreements, swap transactions, forwards and OTC derivative transactions and securities lending transactions depend in large part on the creditworthiness of the parties to the transactions. If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction. However, exercising such contractual rights may involve delays or costs which could result in the value of a Fund being less than if the transaction had not been entered into. Furthermore, there is a risk that any of such counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of a Fund’s counterparties were to become insolvent or the subject of insolvency proceedings in the United States (either under the Securities Investor Protection Act or the United States Bankruptcy Code), there exists the risk that the recovery of a Fund’s securities and other assets from such prime broker or broker-dealer will be delayed or be of a value less than the value of the securities or assets originally entrusted to such prime broker or broker-dealer.
In addition, a Fund may use counterparties located in jurisdictions outside the United States. Such local counterparties are subject to the laws and regulations in non-U.S. jurisdictions that are designed to protect their customers in the event of their insolvency. However, the practical effect of these laws and their application to a Fund’s assets are subject to substantial limitations and uncertainties. Because of the large number of entities and jurisdictions involved and the range of possible factual scenarios involving the insolvency of a counterparty, it is impossible to generalize about the effect of their insolvency on a Fund and its assets. Shareholders should assume that the insolvency of any counterparty would result in a loss to a Fund, which could be material.
Hedging Risk. Each Fund may utilize derivatives both for investment purposes and hedging purposes. Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus potentially offsetting a decline in the portfolio positions’ value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. Moreover, it may not be possible for a Fund to hedge against an exchange rate, interest rate or security price fluctuation that is so generally anticipated that a Fund is not able to enter into a hedging transaction at a price sufficient to protect its assets from the decline in value of the portfolio positions anticipated as a result of such fluctuations.
The Funds are not required to attempt to hedge portfolio positions and, for various reasons, may determine not to do so. Furthermore, a Fund may not anticipate a particular risk so as to hedge against it. While each Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for a Fund than if the Fund had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. For a variety of reasons, a Fund may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent a Fund from achieving the intended hedge or expose the Fund to risk of loss. The successful utilization of hedging and risk management transactions requires skills complementary to those needed in the selection of a Fund’s portfolio holdings.
Swaps. Swap agreements are two-party contracts entered into primarily by institutional investors. In a standard swap transaction, two parties agree to exchange the returns earned on specified assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a “basket” of securities representing a particular index. The use of swaps is a highly specialized activity that involves investment techniques, risk analyses, and tax planning different from those associated with ordinary securities transactions. Swaps may be difficult to value and may be considered illiquid. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial loss. A Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, a Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. If the counterparty defaults, a Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that a Fund will be able to enforce its rights. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The primary risks associated with total returns swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).
Futures. Futures contracts markets are highly volatile and are influenced by a variety of factors, including national and international political and economic developments. In addition, because of the low margin deposits normally required in futures trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Moreover, futures positions are marked to market each day and variation margin payment must be paid to or by a Fund.
Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts.
Although the Funds typically enter into futures contracts only if an active market exists for the contracts, no assurance can be given that an active market will exist for the contracts at any particular time. Certain futures exchanges do not permit trading in particular futures contracts at prices that represent a fluctuation in price during a single day’s trading beyond certain set limits. If prices fluctuate during a single day’s trading beyond those limits, a Fund could be prevented from promptly liquidating unfavorable positions and thus be subjected to substantial losses.
In addition, the CFTC and various exchanges impose speculative position limits on the maximum net long or net short position a person or group may hold or control in particular commodities. For purposes of complying with speculative position limits, a Fund’s outright positions (i.e., those that are not bona fide hedge positions or spread positions specifically exempted from speculative limits) may be aggregated with positions of certain related persons and, as a result, a Fund may be unable to take positions in particular futures contracts or may be forced to liquidate positions in particular futures contracts to avoid exceeding such limits.
When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the futures contracts and the underlying investment sought to be hedged may prevent a Fund from achieving the intended hedging effect or expose the Fund to the risk of loss.
Unlike trading on domestic futures exchanges, trading on non-U.S. futures exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some non-U.S. exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on non-U.S. exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.
Forwards. Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward contracts may also include mortgage to be announced securities (“TBAs”) in which the exact securities to be delivered to the buyer are chosen just before delivery rather than at the time of the original trade. Forward trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Fund due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which a Fund would otherwise enter into, to the possible detriment of the Fund. Market illiquidity or disruption could result in major losses to a Fund. In addition, the Funds may be exposed to credit risks with regard to counterparties with whom a Fund trades as well as risks relating to settlement default. Such risks could result in substantial losses to a Fund. Some counterparties with whom a Fund transacts may not be rated investment grade.
Recently finalized FINRA rules include mandatory margin requirements for the TBA market with limited exceptions. TBAs historically have not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity.
Options. Options trading involves certain additional risks. Specific market movements of an option and the instruments underlying an option cannot be predicted. No assurance can be given that a liquid offset market will exist for any particular option or at any particular time. If no liquid offset market exists, a Fund might not be able to effect an offsetting transaction in a particular option. To realize any profit in the case of an option, therefore, the option holder would need to exercise the option and comply with margin requirements for the underlying instrument. A writer could not terminate the obligation until the option expired or the writer was assigned an exercise notice. The purchaser of an option is subject to the risk of losing the entire purchase price of the option. The writer of an option is subject to the risk of loss resulting from the difference between the premium received for the option and the price of the security or other instrument underlying the option that the writer must purchase or deliver upon exercise of the option. The writer of a naked option may have to purchase the underlying security or other instrument in the market for substantially more than the exercise price of the option in order to satisfy his delivery obligations. This could result in a large net loss.
Equity, foreign currency, or index options that may be purchased or sold by a Fund may include options not traded on a securities exchange. The risk of nonperformance by the obligor on such an option may be greater and the ease with which a Fund can dispose of or enter into closing transactions with respect to such an option may be less than in the case of an exchange-traded option.
Contract for Differences. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. A Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. A Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. If the short basket outperforms the long basket, a Fund will realize a loss—even in circumstances when the securities in both the long and short baskets appreciate in value.
Distressed Securities Risks. Each Fund is permitted to invest in distressed securities of business enterprises involved in workouts, liquidations, reorganizations, bankruptcies and similar situations. Since there is typically substantial uncertainty concerning the outcome of transactions involving business enterprises in these situations, there is a high degree of risk of loss, including loss of the entire investment.
In bankruptcy, there can be considerable delay in reaching accord on a restructuring plan acceptable to a bankrupt company’s lenders, bondholders and other creditors and then obtaining the approval of the bankruptcy court. Such delays could result in substantial losses to the investments in such company’s securities or obligations. Moreover, there is no assurance that a plan favorable to the class of securities held by a Fund will be adopted or that the subject company might not eventually be liquidated rather than reorganized.
In liquidations (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price of the security in respect of which such distribution is received. It may be difficult to obtain accurate information concerning a company in financial distress, with the result that the analysis and valuation are especially difficult. The market for securities of such companies tends to be illiquid and sales may be possible only at substantial discounts.
Equity Securities Risk. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The prices of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by a Fund could decline if the financial condition of the companies a Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Common Stocks. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock.
Preferred Securities. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity. The risks of preferred stocks include a lack of voting rights and the Adviser may incorrectly analyze the security. Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend. In either case, such an event would result in a loss to the Fund. Preferred stock may also be convertible into the common stock of the issuer. In general, preferred stocks generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation. The Fund may invest in preferred stock with any or no credit rating. Preferred stock market values may change based on changes in interest rates.
Event Driven Strategies Risk. Event-driven investing requires the Adviser to make predictions about the likelihood that an event will occur and the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies, a meaningful change in management or the sale of a division or other significant assets by a company may not be valued as highly by the market as the Adviser had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors. The Adviser’s rules based evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, may prove incorrect and a Fund’s return on the investment may be negative or the expected event may be delayed or completed on terms other than those originally proposed, which may cause a Fund to lose money or fail to achieve a desired rate of return.
Foreign Investments and Emerging Markets Risk. Each Fund may invest in securities of non-U.S. issuers, including those located in foreign and developing countries. These securities involve special risks. Non-U.S. securities involve certain factors not typically associated with investing in U.S. securities including risks relating to: (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which a Fund’s portfolio securities will be denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences between the U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets, the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation; (iii) certain economic and political risks, including potential exchange control regulations and potential restrictions on non-U.S. investment and repatriation of capital; and (iv) with respect to certain countries, the possibility of expropriation, confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds, limitations on the removal of funds or other assets of a Fund, political or social instability or diplomatic developments that could affect investments in those countries.
The non-U.S. securities in which a Fund invests may include securities of companies based in emerging countries or issued by the governments of such countries. Investing in securities of certain of such countries and companies involves considerations not usually associated with investing in securities of developed countries or of companies located in developed countries, including political and economic considerations, such as greater risks of expropriation, confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds, limitations on the removal of funds, nationalization and general social, political and economic instability; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; certain government policies that may restrict a Fund’s investment opportunities; and problems that may arise in connection with the clearance and settlement of trades. In addition, accounting and financial reporting standards that prevail in certain of such countries generally are not equivalent to standards in more developed countries and, consequently, less information is available to investors in companies located in these countries than is available to investors in companies located in more developed countries. There is also less regulation, generally, of the securities markets in emerging countries than there is in more developed countries. Placing securities with a custodian in an emerging country may also present considerable risks.
A number of countries have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread. Responses to the financial problems by governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. These events could negatively affect the value and liquidity of a Fund’s investments.
High Portfolio Turnover Risk. Certain of the Funds’ strategies, typically those that involve actively trading securities, may result in a high portfolio turnover rate, which can increase transaction costs (thus lowering performance) and taxable distributions. A high fund portfolio turnover rate generally involves correspondingly greater brokerage commission expenses, which must be borne directly by a Fund and will reduce Fund returns accordingly. The portfolio turnover rate of a Fund may vary from year to year, as well as within a year.
Industry and Sector Focus Risk. At times a Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that a Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.
Large Shareholder Risk. Certain account holders may from time to time own or control a significant percentage of the Fund’s shares. Each Fund is subject to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis will adversely affect a Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. This risk will be particularly pronounced if one shareholder owns a substantial portion of a Fund. Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio, increase a Fund’s transaction costs and/or lead to the liquidation of a Fund. Such transactions also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any).
Leverage Risk. Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives or lending portfolio securities and using the collateral to purchase any investment, and may expose a Fund to greater risk and increase its costs. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of a Fund’s portfolio will be magnified when the Fund uses leverage. Futures contracts, options on futures contracts, and forward contracts allow a Fund to obtain large investment exposures in return for meeting relatively small margin requirements. As a result, investments in those transactions may be highly leveraged. In addition, a total return swap on an investment account or vehicle managed by a third party could represent investment exposure by the Fund that far exceeds the fixed amount that a Fund is required to pay the counterparty, creating significant investment leverage. Use of leverage can produce volatility and increase the risk that a Fund will lose more than it has invested.
Legal and Regulatory Risk. Legal, tax, and regulatory developments may adversely affect the Funds. Securities and futures markets are subject to comprehensive statutes, regulations, and margin requirements enforced by the SEC, other regulators and self-regulatory organizations and exchanges authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is expected to be modified by government and judicial actions. The regulatory environment for the Funds is evolving, and changes in the regulation of investment funds, managers, and their trading activities and capital markets, or a regulator’s disagreement with a Fund’s interpretation of the application of certain regulations, may adversely affect the ability of a Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund. For instance, there has been an increase in governmental, as well as self-regulatory, scrutiny of the investment industry in general and the alternative investment industry in particular.
It is impossible to predict what, if any, changes in regulations may occur, but any regulations that restrict the ability of the Funds to trade in securities or commodities or the ability of the Funds to employ, or brokers and other counterparties to extend, credit in their trading (as well as other regulatory changes that result) could have a material adverse impact on a Fund’s performance.
The U.S. government and the European Union have enacted or are in the process of enacting new regulations for the derivatives market, including clearing, margin, leverage, reporting, and registration requirements. These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity.
Legislative or regulatory actions to address perceived liquidity or other issues in markets generally, or in particular markets such as the fixed income securities markets and municipal securities markets, may alter or impair certain market participants’ ability to utilize certain investment strategies and techniques. For example, in October 2016 the SEC adopted a rule that imposes additional compliance obligations and reporting restrictions with respect to the management of liquidity by mutual funds and open-end exchange traded funds.
In addition, recent rules implementing the credit risk retention requirements of the Dodd-Frank Act for asset-backed securities may increase the costs to originators, securitizers, and, in certain cases, collateral managers of securitization vehicles in which the Fund may invest, which costs could be passed along to the Fund as an investor in such transactions. It is unclear what impact these rules will have on the Fund’s strategies and performance.
The Funds and the Adviser may also be subject to regulation in jurisdictions in which they engage in business, which, in turn, could have a material adverse impact on the value of the investments of the Fund, or such regulations could change in ways unfavorable to the Fund’s investments. For instance, if a country changes its currency or leaves the European Union or if the European Union dissolves, the world’s securities markets likely will be significantly disrupted. In June 2016, the United Kingdom approved a referendum to leave the EU. On March 29, 2017, UK Prime Minister Theresa May delivered a letter invoking Article 50 of the Lisbon Treaty and notifying the European Council of the UK’s Decision to withdraw from the EU. The letter triggered the two year withdrawal negotiation process. On April 10, 2019, the EU approved a six-month extension of the deadline for withdrawal to October 31, 2019. Significant uncertainty remains in the market regarding the ramifications of that development, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict.
In addition, shareholders should understand that the Fund’s business is dynamic and is expected to change over time. Therefore, the Funds may be subject to new or additional regulatory constraints in the future. This Prospectus cannot address or anticipate every possible current or future regulation that may affect the Funds. Such regulations may have a significant impact on shareholders or the operations of the Funds. Prospective investors are encouraged to consult their own advisors regarding an investment in a Fund.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Although most of a Fund’s investments must be liquid at the time of investment, each Fund may invest, to some extent, in restricted, distressed, non-exchange traded, and/or privately placed securities. In addition, liquid investments may become illiquid after purchase by a Fund, particularly during periods of market turmoil. When a Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if a Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for an investment, a Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.
Long-Short Strategies Risk. A Fund’s use of long-short strategies is subject to the Adviser’s ability to accurately identify securities that are overvalued, in the case of short positions, or undervalued, in the case of long positions, in the market and depend on the market eventually recognizing the Adviser’s evaluation of the true value of the security. If the Adviser’s evaluation of the value of a particular security is incorrect or if the market never recognizes that evaluation in the price of a particular security, long-short strategies could result in losses for a Fund. In addition, long-short strategies may be subject to greater volatility than other strategies and may involve the use of leverage, which can magnify investment losses in a Fund.
Market Risk. Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. While a manager may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Such market environment changes may adversely affect the performance of a model and amplify losses. Each Fund’s principal investment strategies are not specifically designed to benefit from general appreciation in the equity markets or general improvement in the economic conditions in the global economy. Indeed, the Adviser may seek to limit a Fund’s investment exposure to the markets generally. Accordingly, a Fund may underperform the broad equity markets under certain market conditions, such as periods when there is rapid appreciation in the equity markets.
Market Capitalization Risk. (Small-, Mid- and Large-Cap Stocks Risk). To the extent a Fund invests in small-, mid-, or large- cap stocks, it takes on the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities, but their returns have sometimes led those of smaller companies, often with lower volatility. The stocks of small- and mid-cap companies may fluctuate more widely in price than the market as a whole, may be difficult to sell when the economy is not robust or during market downturns, and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. In addition, compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. There may also be less trading in small- or mid-cap stocks, which means that buy and sell transactions in those stocks could have a larger impact on a stock’s price than is the case with large-cap stocks.
Merger Arbitrage and Event Driven Risk. A principal risk associated with merger arbitrage and event driven investing is that the Adviser’s rules-based evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the Fund’s return on the investment will be negative. Even if the Adviser’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause a Fund to lose money or fail to achieve a desired rate of return.
The success of a Fund’s merger-arbitrage strategy also depends on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions. If the Adviser determines that a proposed acquisition or other corporate reorganization is likely to be consummated, a Fund may purchase the target company’s securities at prices often only slightly below the value expected to be paid or exchanged for such securities upon completion of the reorganization (and often substantially above the prices at which such securities traded immediately prior to the announcement of the proposed transaction). If the reorganization appears unlikely to be consummated or in fact is not consummated or is delayed, the market price of the target’s securities may decline sharply. Similarly, if a Fund has sold short the acquirer’s securities in anticipation of covering the short position by delivery of identical securities received in the exchange, the failure of the transaction to be consummated may force a Fund to cover its short position in the open market at a price higher than that at which it sold short, with a resulting loss. In addition, if a Fund purchases the target’s securities at prices above the offer price because the Adviser determines that the offer is likely to be increased or a different and higher offer made, such purchases may be subject to a greater degree of risk.
If, in a transaction in which a Fund has sold the target’s securities short (often at prices significantly below the announced offer price for such securities) based on a determination that the transaction is unlikely to be consummated, and the transaction, in fact, is consummated at the announced price or higher, a Fund may suffer substantial losses if it is forced to cover the short position in the open market at a higher price. In addition, there can be no assurance that securities necessary to cover a short position will be available for purchase or that securities will be available to be borrowed at reasonable costs.
Each Fund may invest in hostile tender offers, proposed leveraged buyouts and other similar situations. Those types of transactions have a greater risk that the proposed transaction will not be completed successfully and, consequently, a greater risk of loss. A failed transaction or reorganization may occur for a number of reasons, including failure to get shareholder approval, governmental action or intervention, or failure to get regulatory approval. A Fund may incur significant losses unwinding its merger-arbitrage and event-driven positions in the event that a proposed merger or other corporate event does not occur as expected by the Adviser or the Adviser determines the position no longer represents an attractive investment opportunity.
Each Fund may invest in and/or hold positions in a company where the Adviser believes the compensation to be paid to shareholders of that company in connection with a proposed merger, corporate reorganization or other event significantly undervalues the company’s securities. In those cases, the Adviser may cause a Fund to participate in legal or other actions, such as appraisal actions, to seek to increase the compensation the Fund receives for the securities the Fund holds. Such actions can be expensive and require prolonged periods to litigate or resolve. There can be no assurance that any such actions will be successful or that a Fund would be able to liquidate the position during the pendency of the action if the Adviser determined doing so was in the Fund’s best interests.
Model Risk. The Adviser relies heavily on quantitative models and information and data both developed by the Adviser and those supplied by third parties, rather than granting trade-by-trade discretion to the Adviser’s investment professionals. Models and data are used to construct sets of transactions and investments, to value investments or potential investments, to provide risk management insights and to assist in hedging a Fund’s investments. Models and data are known to have errors, omissions, imperfections and malfunctions (collectively, “System Events”).
The Adviser seeks to reduce the incidence and impact of System Events through a certain degree of internal testing and real-time monitoring, and the use of independent safeguards in the overall portfolio management system and often, in the software code itself. Despite such testing, monitoring and independent safeguards, System Events may result in, among other things, the failure to execute anticipated trades, delays to the execution of anticipated trades, the failure to properly allocate trades, the failure to properly gather and organize available data, the failure to take certain hedging or risk reducing actions and/or the taking of actions which increase certain risk(s)—all of which may have materially negative effects on a Fund and/or its returns.
Each Fund’s investment strategies are highly reliant on the gathering, cleaning, culling and analysis of large amounts of data. Accordingly, models rely heavily on appropriate data inputs. However, it is not possible or practicable to factor all relevant, available data into forecasts and/or trading decisions of the models. The Adviser will use its discretion to determine what data to gather with respect to an investment strategy and what subset of that data the models take into account to produce forecasts that may have an impact on ultimate trading decisions. In addition, due to the automated nature of data gathering, the volume and depth of data available, the complexity and often manual nature of data cleaning, and the fact that the substantial majority of data comes from third-party sources, it is inevitable that not all desired and/or relevant data will be available to, or processed by, the Adviser at all times. If incorrect data is fed into even a well-founded model, it may lead to a System Event subjecting a Fund to loss. Further, even if data is input correctly, “model prices” anticipated by the data through the models may differ substantially from market prices, especially for securities with complex characteristics, such as derivatives.
Where incorrect or incomplete data is available, the Adviser may, and often will, continue to generate forecasts and make trading decisions based on the data available to it. Additionally, the Adviser may determine that certain available data, while potentially useful in generating forecasts and/or making trade decisions, is not cost effective to gather due to either the technology costs or third-party vendor costs and, in such cases, the Adviser will not utilize such data. There is no guarantee that any specific data or type of data will be utilized in generating forecasts or making trading decisions with respect to the models, nor is there any guarantee that the data actually utilized in generating forecasts or making trading decisions underlying the models will be the most accurate data available or free of errors. The foregoing risks associated with gathering, cleaning, culling and analyzing large amounts of data are an inherent part of investing in quantitative and systematic strategies.
When models and data prove to be incorrect, misleading or incomplete, any decisions made in reliance thereon will expose the Fund to risks. For example, by relying on models and data, the Adviser may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty models and data may prove to be unsuccessful and, when determining the net asset value of a Fund, any valuations of the Fund’s investments that are based on valuation models may prove to be incorrect. In addition, models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. Furthermore, in unforeseen or certain low-probability scenarios, often involving a market disruption of some kind, models may produce unexpected results which may or may not be System Events.
Errors in models and data are often extremely difficult to detect, and the difficulty of detecting System Events may be exacerbated by the lack of design documents or specifications. Regardless of how simple their detection appears in retrospect, some System Events will go undetected for long periods of time and some will never be detected. The degradation or impact caused by these System Events can compound over time. Finally, the Adviser will detect certain System Events that it chooses, in its sole discretion, not to address or fix, and the third party software will lead to System Events known to the Adviser that it chooses, in its sole discretion, not to address or fix. The Adviser believes that the testing and monitoring performed on its models will enable the Adviser to identify and address certain System Events by correcting the underlying issue(s) giving rise to the System Events or limiting the use of the models, generally or in a particular application. System Events and their risks and impact are an inherent part of investing in quantitative and systematic strategies.
The Adviser utilizes third-party trade execution algorithms on behalf of the Funds. System Events related to these third-party systems are outside of the control of the Adviser. Furthermore, the Adviser may not be in a position to verify the risks or reliability of such third-party systems. Even if the Adviser’s models and portfolio management system function correctly, the failure of a third-party management system could prevent orders from being disseminated in the proper manner. Accordingly, any such failure could result in large losses to a Fund.
Each Fund will bear the risks associated with the reliance on models and data including that a Fund will bear all losses related to System Events unless otherwise determined by the Adviser in accordance with its internal policies or as may be required by applicable law.
As market dynamics shift over time, due to factors such as changed market conditions and participants, a previously highly successful model could become outdated or inaccurate, perhaps without the Adviser’s recognizing that fact before substantial losses are incurred. There can be no assurance that the Adviser will be successful in developing and maintaining effective quantitative models.
Investment Adviser Risk. The Adviser was recently formed and registered with the SEC. The Adviser had not had previous experience managing an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, investors in the Fund bear the risk that the Adviser’s inexperience managing a registered investment company may limit its effectiveness. The Adviser’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective. In addition, the Adviser’s investment methodology may not adequately take into account certain factors and may result in the Fund having a lower return than if the Fund were managed using another methodology or investment strategy.
Newer Fund Risk. Each Fund has a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. There can be no assurance that a Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Funds. Liquidation of a Fund can be initiated without shareholder approval by the Trust’s Board of Trustees if it determines it is in the best interest of shareholders. As a result, the timing of any Fund liquidation may not be favorable to certain individual shareholders.

New Issue Risk. “New issues” are initial public offerings (“IPOs”) of securities. Investments in companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs and, therefore, investors should not rely on past gains from IPOs as an indication of future performance. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering. When an IPO is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.
Non-Exchange Traded Securities Risk. The Funds may invest in non-exchange traded securities, including privately placed securities, which are subject to liquidity and valuation risks. These risks may make it difficult for those securities to be traded or valued, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition. The market for certain non-exchange traded securities may be limited to institutional investors, subjecting such investments to further liquidity risk if a market were to limit institutional trading. There may also be less information available regarding such non-exchange traded securities than for publicly traded securities, which may make it more difficult for the Adviser to fully evaluate the risks of investing in such securities and as a result place a Fund’s assets at greater risk of loss than if the Adviser had more complete information. In addition, the issuers of non-exchange traded securities may be distressed, insolvent, or delinquent in filing information needed to be listed on an exchange. Disposing of non-exchange traded securities, including privately-placed securities, may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible. More specifically, privately placed securities purchased may be “restricted securities” or are “not readily marketable.” Restricted securities cannot be sold without being registered under the 1933 Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration.
Non-Diversification Risk. The MProved Systematic Merger Arbitrage Fund is non-diversified under federal securities laws, which means that the Fund may invest a relatively high percentage of its assets in a limited number of issuers. Investing in a non-diversified mutual fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a non-diversified fund. The Fund’s share values could fluctuate more than those of funds holding more securities in their portfolios.
Investing in Other Investment Companies Risk. Each Fund may invest in shares of investment companies, including money market funds, which invest in a wide range of instruments designed to track the price, performance and dividend yield of a particular commodity, security, securities market index (or sector of an index). The risks of investment in these securities typically reflect the risks of the types of instruments in which the investment company invests. When a Fund invests in investment company securities, including money market funds, shareholders of the Fund bear indirectly their proportionate share of their fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment by the Fund in an investment company could cause a Fund’s operating expenses (taking into account indirect expenses such as the fees and expenses of the investment company) to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the investment company.
Real Estate and REIT Investment Risk. Investments in real estate related securities are subject to the risk that the value of the real estate underlying the securities will decline. Many factors may affect the value of real estate underlying real estate related securities, such as, but not limited to, national, regional, and local economies in which the real estate is located, amounts of new construction, consumer demand, laws and regulations (including zoning and tax laws), availability of mortgages and changes in interest rates, and the economy and consumer perception in general.
Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. In addition, to the extent a Fund holds interests in REITs, investors in the Fund bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the REIT level). The risks of investing in REITs include certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; fluctuations in interest rates and property tax rates; shifts in zoning laws, environmental regulations and other governmental action such as the exercise of eminent domain; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; and other factors.
Relative Value Strategies Risk. Relative value strategies utilized in a Fund depend on the Adviser’s ability to identify unjustified or temporary discrepancies between the value of two or more related financial instruments and are subject to the risk that the Adviser’s evaluation of the relative price differential may be incorrect or may never be realized in the market price of the securities in which a Fund invests. The Adviser may fail to identify the reason underlying a particular price differential or later developments may justify the current price differential seen in the markets. In addition, because relative value strategies often involve the taking of an investment position in a particular security and an offsetting position in another related security, investment losses to a Fund may be enhanced if the Fund’s relative value strategies are unsuccessful.
Securities Lending Risk. Each Fund may make secured loans of its portfolio securities in an amount not exceeding 331/3% of the value of the Fund’s total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the Fund’s ability to vote the securities on loan. If a loan is collateralized by cash, a Fund typically invests the cash collateral for its own account and may pay a fee to the borrower that represents a portion of a Fund’s earnings on the collateral or that represents a finance charge on the value of the collateral. Because a Fund may use collateral to purchase any investments in accordance with its investment objective, the Fund’s securities lending transactions may result in investment leverage. Each Fund bears the risk that the value of investments made with collateral may decline. Each Fund bears the risk of total loss with respect to the investment of collateral.
Voting rights or rights to consent with respect to the loaned securities pass to the borrower. A Fund may have the right to call loans at any time on reasonable notice, and it will do so in order for the securities to be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the Fund’s investment. However, a Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters. The Adviser may retain lending agents on behalf of a Fund that are compensated based on a percentage of the Fund’s return on its securities lending. Each Fund may also pay various fees in connection with securities loans, including shipping fees and custodian fees.
Short Selling Risk. Each Fund may engage in short sales. Selling equity, debt, convertible or other securities short creates the risk of losing an amount greater than the amount invested. Short selling is subject to the theoretically unlimited risk of loss because there is no limit on how much the price of a stock may appreciate before the short position is closed out. A short sale may result in a sudden and substantial loss if, for example, an acquisition proposal is made for the subject company at a substantial premium over the market price. Irrespective of the risk control objectives of a Fund’s multi-asset approach, such a high degree of leverage necessarily entails a high degree of risk. (See “Leverage Risk”).
An increasing number of jurisdictions are limiting the ability of market participants to engage in short selling in respect of certain securities. In some cases, these rules may also limit the ability of market participants to enter into a short position through a credit default swap or other similar derivatives contract. These rules may limit or preclude a Fund from entering into short sales or otherwise taking short positions that the Adviser believes could be advantageous to the Fund. Each Fund may also incur expenses relating to short sales, such as dividend expense (paying the value of dividends to the person that loaned the security to a Fund so that the Fund could sell it short; this expense is typically, but not necessarily, substantially offset by market value gains after the dividends are announced) and interest expense (the Fund may owe interest on its use of short sale proceeds to purchase other investments; a portion of this expense may, but is not necessarily, offset by stock lending rebates). When a Fund enters into a short sale, it also must maintain a segregated account of cash or cash equivalents equal to its margin requirements. As a result, a Fund may be required to maintain high levels of cash or other highly liquid instruments at times when the Fund engages in short sales, which could limit the Fund’s ability to pursue other investment opportunities with respect to those assets.
Structured Products Risk. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. Each Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Certain structured products may be thinly traded or have a limited trading market. In addition to the general risks associated with debt securities discussed herein, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes. Structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero.
Systematic Trading Risk. The Adviser bases certain trading decisions on systematic mathematical analysis of past price behavior. The future profitability of these strategies depends, in part, upon the assumption that the future price behavior will not be materially different from the past. A Fund may incur substantial trading losses during periods when markets behave substantially different from the period in which the Adviser’s models are derived. The systematic trading methods used by the Adviser are fundamentally dependent on automated and computerized technology which may contain programming errors or which may ineffectively incorporate or translate the data collected.
U.S. Government Securities Risk. Each Fund may invest in U.S. government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. government securities also include Treasury receipts and other stripped U.S. government securities, where the interest and principal components of stripped U.S. government securities are traded independently. These securities are subject to market and interest rate risk. The Multi-Strategy Fund may also invest in zero coupon U.S. Treasury securities, in zero coupon securities issued by governmental agencies and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury or governmental agency securities. A zero coupon security pays no interest to its holder during its life, and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically. Although U.S. government securities may be backed or guaranteed by the U.S. government, not all U.S. government securities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the U.S. Treasury, while other may be backed only by the credit of the issuing agency or instrumentality. U.S. government securities carry at least some risk of non-payment. In addition, in recent years, credit rating agencies have shown some concern about the U.S. government’s ability to repay all of its outstanding debt obligations. Any uncertainty regarding the ability of the United States to repay its debt obligations, and any default by the U.S. government, would have a negative impact on the Fund’s investments in U.S. government securities.

Valuation Risk. The sales price may differ—higher or lower—from a Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, a Fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before a Fund determines its net asset value.
Warrants and Rights Risk. Each Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as a Fund would otherwise wish.

When-Issued Securities Risk. The price or yield obtained in a when-issued transaction may be less favorable than the price or yield available in the market when the securities delivery takes place, or that failure of a party to a transaction to consummate the trade may result in a loss to the Fund or missing an opportunity to obtain a price considered advantageous.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of portfolio holdings is available in the Statement of Additional Information (“SAI”).

Management of the Funds

Investment Adviser

The Funds have entered into an investment advisory agreement (“Advisory Agreement”) with Magnetar Asset Management LLC (the "Adviser"), which is located at 1603 Orrington Avenue, 13 th Floor, Evanston, Illinois 60201. The Adviser is an SEC-registered investment advisory firm formed in 2016 and provides investment advisory services to the Funds, and may act as a sub-adviser to other registered investment companies (RICs). Prior to the Funds, the Adviser had not previously acted as a primary adviser to a RIC. The Adviser is wholly owned by Magnetar Capital Partners, LP, a limited partnership organized in the state of Delaware. As of February 28, 2019, the Adviser had approximately $13.2 billion in assets under management (includes approximate investor capital managed by the Adviser and its affiliated investment managers, on a discretionary and non-discretionary basis, including designated investments in side pockets and unfunded commitments (money committed to any fund managed by the Adviser and its affiliated investment managers as of the report date, but not yet transferred by the investors)).

Subject to the supervision of the Board, the Adviser is responsible for the day-to-day management of the Funds in accordance with each Fund’s investment objective, strategies and policies. The Adviser also maintains records related to the advisory services provided to the Funds and provides most of the personnel needed to fulfill its obligations under the Advisory Agreement. For its services, each Fund pays the Adviser a monthly management fee based upon the average daily net assets of each Fund at the following annual rates:

MProved Systematic Long-Short Fund	1.10%
MProved Systematic Merger Arbitrage Fund	1.25%
MProved Systematic Multi-Strategy Fund	1.50%

In addition, for each Fund, the Adviser has agreed to reduce its management fees, and may reimburse each Fund for certain operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage and other transactional expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) do not exceed the amount shown below as a percentage of each share class of the Fund’s average daily net assets:

MProved Systematic Long-Short Fund	1.35%
MProved Systematic Merger Arbitrage Fund	1.50%
MProved Systematic Multi-Strategy Fund	1.75%

The Expense Cap will remain in effect with respect to a Fund, provided the Adviser continues as the investment adviser of each Fund, through at least April 30, 2020, and may continue annually thereafter, unless sooner terminated. The Expense Cap may be terminated (i) at any time upon 60 days’ written notice by the Board or (ii) at the end of the then-current term and upon 60 days’ written notice by the Adviser. The Adviser may request recoupment of previously waived fees and reimbursed expenses from a Fund for three years from the date they were waived or reimbursed, provided that the Fund is able to make the recoupment without exceeding the lesser of the Expense Cap (i) in effect at the time of the waiver or reimbursement, or (ii) in effect at the time of recoupment.

For the fiscal year ended December 31, 2018, the Adviser did not earn any management fees from the Funds, net of waivers.

A discussion regarding the basis of the Board’s initial approval of the Advisory Agreement between the Adviser and the Trust is available in the Funds’ semi-annual report to shareholders for the period ended June 30, 2018.

The Funds, each a series of the Trust, do not hold themselves out as related to any other series of the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series of the Trust.

Portfolio Managers

Devin Dallaire
Portfolio Manager
Chief Investment Officer of Systematic Investing

Devin Dallaire joined an affiliate of the Adviser in 2010, and is Chief Investment Officer of Systematic Investing for the Adviser. Mr. Dallaire is a Portfolio Manager for the MProved Systematic Long-Short Fund, MProved Systematic Merger Arbitrage Fund, and MProved Systematic Multi-Strategy Fund. Prior to joining the Adviser, Mr. Dallaire was a Senior Investment Researcher at Bridgewater Associates, where he was responsible for researching and developing risk management and portfolio construction strategies for their Fundamental Global

Macro Fund. Prior to joining Bridgewater Associates, he was Head of Risk Management and Quantitative Research at Third Point. From 2001 to 2006, he was Head of Global Equity Quantitative Research at Citadel Investment Group. Mr. Dallaire started his career in 1994 at Stafford Trading where he was Head of Quantitative Research. Mr. Dallaire has an AB in Economics from the University of Chicago and has completed coursework and exams towards a Ph.D. in Econometrics at the University of Chicago, Graduate School of Business.

Joseph Scoby
Portfolio Manager
Head of Systematic Investing

Joseph Scoby joined an affiliate of the Adviser in 2016, and is Head of Systematic Investing for the Adviser. Mr. Scoby is a Portfolio Manager for the MProved Systematic Multi-Strategy Fund. Prior to joining the Adviser, Mr. Scoby was a Chief Executive Officer, Chief Investment Officer, and Head of Trading at Achievement Asset Management LLC (formerly known as PEAK6 Advisors LLC). Prior to joining PEAK6, Mr. Scoby launched and led the O’Connor hedge funds at UBS Global Asset Management from 2000 to 2010, with the exception of the fourth quarter of 2007 to the fourth quarter of 2008. Mr. Scoby also led the UBS alternative and quantitative investment business and served as a member of the UBS Global Asset Management Executive Committee. During the fourth quarter of 2007 to the fourth quarter of 2008, Mr. Scoby served as UBS Group Chief Risk Officer to help the firm navigate the financial crisis. He was responsible for controlling operational, market, credit and environmental risks across all UBS businesses globally. During this time, he also served on the UBS Group Executive Board. From 1995 to 1999, Mr. Scoby was the Joint Head of U.S. Equities within the Investment Bank of UBS and its predecessor firms, which included the original Chicago based O’Connor & Associates proprietary trading group. Mr. Scoby ran the O’Connor & Associates convertible desk. Mr. Scoby serves on the board of directors for the Wharton Undergraduate Executive Board, the Chicago’s Lurie Children’s Hospital, and the Accelerate Institute. Mr. Scoby completed his BS and MA degrees in four years, earning a BS from Wharton School, with honors, and an MA from the University of Pennsylvania.

Josh Taylor
Portfolio Manager

Josh Taylor joined an affiliate of the Adviser in 2016, and is a Portfolio Manager for the MProved Systematic Multi-Strategy Fund. Prior to joining the Adviser, Mr. Taylor was the co-founder of Riley Creek Capital Management where he worked and developed quantitative investment strategies. From 2005 to 2011, Mr. Taylor was a Senior Portfolio Manager of the Quantitative Strategies Fund at Black River Asset Management. Before that, Mr. Taylor was a Senior Trader in the Global Capital Markets group at Cargill and a Vice President in the Capital Markets group at Koch Industries. Mr. Taylor earned a BS in Business from the University of Kansas.

Matthew Greenawalt
Portfolio Manager

Matthew Greenawalt joined an affiliate of the Adviser in 2006, and is a Portfolio Manager for the MProved Systematic Multi-Strategy Fund. Prior to joining the Adviser, Mr. Greenawalt spent over five years as Senior Trader on the Asian Convertibles and Capital Structure Arbitrage team at Citadel Investment Group. In this role, Mr. Greenawalt was involved in all aspects of portfolio management including portfolio construction, fixed income and equity-linked investing, and risk management for the Japan, Southeast Asian, and Australian portfolios. Mr. Greenawalt started his finance career at Bank of America, where he spent three years in a risk management and analyst role on the Interest Rate Derivative options desk. Mr. Greenawalt earned a BA in Economics from Northwestern University.

The Funds’ SAI provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of Fund shares.

Payments to Financial Intermediaries

The Funds may pay service fees to financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts, or accounts traded through registered securities clearing agents.

The Adviser, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments to financial intermediaries who sell shares of the Funds. These payments and compensation are in addition to service fees paid by the Funds, if any. Payments are generally made to financial intermediaries that provide shareholder servicing, marketing support or access to sales meetings, sales representatives and management representatives of the financial intermediary. Payments may also be paid to financial intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list or in other sales programs. Compensation may be paid as an expense reimbursement in cases in which the financial intermediary provides shareholder services to the Funds. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Shareholder Information

Pricing of Fund Shares

Net Asset Value

Shares of the Funds are sold at each Fund’s net asset value (“NAV”). The NAV is determined by dividing the value of a Fund’s securities, cash and other assets, minus all liabilities, by the number of shares outstanding (assets – liabilities / number of shares = NAV). The NAV takes into account the expenses and fees of a Fund, including management, administration and other fees, which are accrued daily. A Fund’s share price is ordinarily calculated as of the scheduled close of regular trading (generally, 4:00 p.m. Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

All shareholder transaction orders received in good order (as described below under “Good Order Purchase Requests”) by the transfer agent, or an authorized financial intermediary by the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, will be processed at the applicable price on that day. Transaction orders received after the close of the NYSE will receive the applicable price on the next business day. A Fund’s NAV, however, may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The Funds do not determine the NAV of their shares on any day when the NYSE is not open for trading, such as weekends and certain national holidays as disclosed in the SAI (even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV). If the Funds’ portfolio securities are primarily listed on foreign exchanges which trade on weekends or other days when a Fund does not price its shares, the net asset value of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares In certain cases, fair value determinations may be made as described below under procedures as adopted by the Board.

Fair Value Pricing

Occasionally, market quotations are not readily available, are unreliable, or there may be events affecting the value of foreign securities or other securities held by the Funds that occur when regular trading on foreign exchanges is closed, but before trading on the NYSE is closed. Fair value determinations are then made in good faith in accordance with procedures adopted by the Board. Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, a Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation procedures. If any significant discrepancies are found, a Fund may adjust its fair valuation procedures.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time a Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, a Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time the NAV is calculated. A Fund’s investments in smaller or medium capitalization companies are more likely to require a fair value determination because they may be more thinly traded and less liquid than securities of larger companies. It is anticipated that the Funds’ portfolio holdings will be fair valued only if market quotations for those holdings are unavailable or considered unreliable.

How to Purchase Fund Shares

To purchase shares of the Funds, you must make at least the minimum initial or subsequent investment as shown in the table below.

	Investor Class	Institutional Class
Minimum Initial Investment	$10,000	$1 million
Coverdell Education Savings Account	$2,000	N/A
Minimum Subsequent Investment (all accounts)	$100	$100

Minimum initial and subsequent purchase amounts may be reduced or waived by the Adviser for specific investors or types of investors, including, without limitation, employee benefit plan investors, retirement plan investors, investors who invest in a Fund through an asset-based fee program made available through a financial intermediary, customers of investment advisers, brokers, consultants and other intermediaries that recommend the Funds, current and former employees of the Adviser and its affiliates and their family members, investment advisory clients of the Adviser, and current or former Trustees of the Trust and their family members. Certain financial intermediaries also may have investment minimums, which may differ from a Fund’s minimums, and may be waived at the intermediaries’ discretion. If your investment is aggregated into an omnibus account established by an investment adviser, broker, consultant or other financial intermediary, the account minimums apply to the omnibus account, not to your individual investment.

Choosing a Share Class

This Prospectus describes two classes of shares offered by each of the Funds: Investor Class and Institutional Class. The Funds offer these classes of shares so that you can choose the class that best suits your investment needs. Shares of both classes are available for purchase at the NAV per share next determined after your order is received by either the Funds’ transfer agent or a financial intermediary. The main differences between each class are ongoing fees and minimum investment amounts. Each class of shares of the Funds represents an interest in a Fund’s portfolio of investments. There is no investment minimum on reinvested distributions and the Funds may change investment minimums at any time.

When deciding which class of shares to purchase, you should consider your investment goals, present and future amounts you may invest in a Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of each of the Fund’s expenses over time in the “Fees and Expenses of the Fund” sections in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Investor Class Shares. Investor Class shares of the Funds are retail shares that are subject to an annual Rule 12b-1 distribution fee of 0.25% of average daily net assets, which is assessed against the shares of a Fund. Investor Class shares of the Funds have an initial investment minimum of $10,000 for regular accounts, and $2,000 for Coverdell Education Savings Accounts.

Institutional Class Shares. Institutional Class shares are not subject to a Rule 12b-1 distribution fee. Institutional Class shares are available for purchase at the NAV per share next determined after your order is received by either the Funds’ transfer agent or a financial intermediary and have an initial investment minimum of $1 million.

The following persons will be eligible to invest in Institutional Class shares:

•
Institutional investors including banks, savings institutions, credit unions and other financial institutions, pension, profit sharing and employee benefit plans and trusts, insurance companies, investment companies, investment advisers, broker-dealers and financial advisers acting for their own accounts or for the accounts of their clients; and

•
Full-time employees, agents, employees of agents, retirees and directors (trustees), and members of their families (i.e., parent, child, spouse, domestic partner, sibling, set or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons) of the Adviser and its affiliated companies.

Good Order Purchase Requests

When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

•	the name of the Fund;

•	the class of shares to be purchased;

•	the dollar amount of shares to be purchased;

•	your account application or investment stub; and

•	a check payable to the name of the Fund, or a wire transfer received by the Funds.

All purchases by check must be in U.S. dollars and drawn on U.S. banks. The Funds will not accept payment in cash or money orders. Also, to prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks or any conditional order or payment.

If your check is returned for any reason, the transfer agent will assess a $25 fee against your account. You will also be responsible for any losses suffered by a Fund as a result.

An account application to purchase Fund shares is subject to acceptance by the Funds and is not binding until so accepted. The Funds reserve the right to reject any account application or to reject any purchase order if, in their discretion, it is in the Funds’ best interest to do so. For example, a purchase order may be refused if it appears so large that it would disrupt the management of a Fund. Purchases may also be rejected from persons believed to be “market-timers,” as described under “Tools to Combat Frequent Transactions,” below. Accounts opened by entities, such as credit unions, corporations, limited liability companies, partnerships or trusts, will require additional documentation. Please note that if any information listed above is missing, your account application will be returned and your account will not be opened.

Upon acceptance by the Funds, all purchase requests received in good order before the close of the NYSE (generally 4:00 p.m., Eastern Time) will be processed at the applicable price next calculated after receipt. Purchase requests received after the close of the NYSE (generally 4:00 p.m., Eastern Time) will be priced on the next business day.

Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Purchase by Mail. For direct investments through the Funds’ transfer agent, you should:

•	Complete and sign the account application;

•	To open an account, write a check payable to the name of the Fund;

•	Send your account application and check to one of the addresses listed below;

•
For subsequent investments, detach the Invest by Mail form that is attached to the confirmation statement you will receive after each transaction and mail it with a check made payable to the Funds in the envelope provided with your statement or to one of the addresses noted below. Write your account number on the check. If you do not have the Invest by Mail form from your confirmation statement, include the Fund name, your name, address and account number on a separate piece of paper.

Regular Mail	Overnight or Express Mail
The MProved Funds	The MProved Funds
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bank Global Fund Services post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order or request is received at the transfer agent’s offices.

Purchase by Wire. If you are making your first investment in a Fund, before you wire funds, please contact the transfer agent by phone to make arrangements with a representative to submit your completed account application via mail or overnight delivery. Upon receipt of your completed account application, an account will be established for you and a service representative will contact you to provide your new account number and wiring instructions. If you do not receive this information within one business day, you may call the transfer agent at 833-MPROVED (833-677-6833). Once your account has been established, you may instruct your bank to initiate the wire using the instructions provided below.

For either initial or subsequent investments, prior to sending the wire, please call the transfer agent at 833-MPROVED (833-677-6833) to advise of your wire to ensure proper credit upon receipt. Your bank must include the name of the Fund, and your name and account number so that your wire can be correctly applied.

Instruct your bank to send the wire to:

U.S. Bank N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit: The MProved Funds

(Shareholder Name, Shareholder Account #)

Your bank may impose a fee for investments by wire. You will receive the NAV for the day when your wired funds have been received by the transfer agent. Wired funds must be received prior to the close of the NYSE (generally 4:00 p.m., Eastern Time) to be eligible for same day pricing. Wires received after the close of the NYSE will be considered received by the next business day. The Funds and the transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Purchase by Telephone. If you did not decline telephone transactions on your account application, if you included a voided check, and your account has been open for at least 7 business days, you may purchase additional shares in the amount of $100 or more for Investor Class shares and $100 or more for Institutional Class shares from your bank account upon request by telephoning the Funds toll-free at 833-MPROVED (833-677-6833). Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to the close of the NYSE, generally 4:00 p.m. Eastern Time, shares will be purchased at the NAV next calculated. For security reasons, requests by telephone are recorded.

Automatic Investment Plan. If you intend to use an Automatic Investment Plan (“AIP”), you may open your account with an initial minimum investment of $1,000,000 for Institutional Class shares or $10,000 for Investor Class shares (or $2,000 for Coverdell Education Savings Accounts). Once your account has been opened, you may purchase shares of the Fund through the AIP in amounts of at least $100. If you choose this option, funds will be automatically transferred from your bank account monthly or quarterly. To be eligible for this plan, your bank must be a domestic institution that is an ACH member. The Fund may modify or terminate the AIP at any time. The first AIP purchase will take place no earlier than 7 business days after the transfer agent has received your request. If your bank rejects your payment, the transfer agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the Automatic Investment Plan section on the account application. Any request to change or terminate your AIP should be submitted to the transfer agent five days prior to effective date.

Purchases through Financial Intermediaries. You may buy and sell shares of a Fund through certain financial intermediaries. Such financial intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. Your order will be priced at a Fund’s NAV next computed after it is received by a financial intermediary. A financial intermediary may hold your shares in an omnibus account in the financial intermediary’s name and the financial intermediary may maintain your individual ownership records. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. Your financial intermediary may impose investment minimum requirements that are different from those set forth in this Prospectus. The Funds may pay the financial intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Financial intermediaries are responsible for placing your order correctly and promptly with the Funds, forwarding payment promptly, as well as ensuring that you receive copies of the Funds’ Prospectus. The Funds will be deemed to have received a purchase order when a financial intermediary, or its authorized designee, receives the order. If you transmit your order with these financial intermediaries before the close of regular trading (generally, 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, your order will be priced at a Fund’s NAV next computed after it is received by the financial intermediary. Investors should check with their financial intermediary to determine if it is subject to these arrangements.

Cancellations or Modifications. The Funds will not accept a request to cancel or modify a transaction once processing has begun. Please exercise care when placing a transaction request.

How to Redeem Fund Shares

Redeeming Shares. If you redeem through a financial intermediary, the financial intermediary may charge you a transaction fee. If you purchased your shares by check or electronic funds transfer through the ACH network, you may not receive your redemption proceeds until your purchase amount has cleared, which may take up to 15 calendar days. Redemptions will be processed only on a day during which the NYSE is open for business. You may receive the proceeds of redemption by check, wire or via electronic funds transfer through the ACH network. The Funds typically expect that it will take one to three days following the receipt of your redemption request in good order and prior to market close to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days.

The Funds typically expect that they will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of a Fund. These redemption methods will be used regularly and may also be used in stressed market conditions. The Funds reserve the right to redeem in-kind as described below in “Redemptions in-Kind.” Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of a Fund’s net assets in order to minimize the effect of large redemptions on a Fund and its remaining shareholders. Redemptions in-kind may be used regularly in circumstances as described above, and may also be used in stressed market conditions. Please note that certain fees may apply depending on the timing or manner in which you redeem shares (see the section entitled “Tools to Combat Frequent Transactions” in this Prospectus for more information). Requests to redeem shares are processed at the NAV next calculated after the transfer agent or your financial intermediary receives your request in good order.

Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% withholding tax.

Shares held in IRA accounts may be redeemed by telephone at 833-MPROVED (833-677-6833). Investors will be asked whether or not to withhold taxes from any distribution.

Redeem by Mail

To redeem by mail, please:

•	Provide your name and account number;

•	Specify the number of shares or dollar amount to be redeemed and the Fund name or number;

•
Sign the redemption request (the signature must be exactly the same as the one on your account application). Make sure that all parties that are required by the account registration sign the request, and any applicable signature guarantees are on the request; and

•	Send your request to the appropriate address as given under “Purchase by Mail”.

Redeem by Telephone. Unless you declined the option on your account application, you may redeem your shares of a Fund by telephone up to $100,000. In order to arrange for the telephone redemption option after your account has been established, or to change the bank account or address designated to which redemption proceeds are sent, you must send the Funds’ transfer agent a written request. The request must be signed by each shareholder of the account. The transfer agent may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source. To redeem by telephone, call the transfer agent at 833-MPROVED (833-677-6833) between the hours of 9:00 a.m. and 8:00 p.m. Eastern Time on a day the NYSE is open for business. Shares of a Fund will be sold in your account at the NAV determined on the day your order is placed prior to market close (generally, 4:00 p.m., Eastern Time); any redemption requests made after market close will receive a Fund’s next calculated NAV price.

Before executing an instruction received by telephone, the transfer agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Funds or their agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. The Funds may change, modify or terminate these privileges at any time upon at least 60 days’ written notice to shareholders. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person. During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Funds nor their transfer agent will be held liable if you are unable to place your trade due to high call volume.

Systematic Withdrawal Program. The Funds offer a systematic withdrawal plan (the “SWP”) whereby shareholders or their representatives may request a redemption in a specific dollar amount be sent to them each month, calendar quarter or annually. Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network. To start this program, your account must have value of at least $10,000 for Investor Class shares and IRAs, and $10,000 for Institutional Class shares. The minimum withdrawal amount must be at least $500 for all accounts. This program may be terminated or modified by the Funds at any time. Any request to change or terminate your SWP should be communicated in writing or by telephone to the transfer agent no later than five days before the next scheduled withdrawal. A withdrawal under the SWP involves redemption of Fund shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the amounts credited to your account, the account ultimately may be depleted. To establish the SWP, complete the SWP section of the Account Application. Please call 833-MPROVED (833-677-6833) for additional information regarding the SWP.

Through a Financial Intermediary. You may redeem a Fund’s shares through your financial intermediary. Redemptions made through a financial intermediary may be subject to procedures established by that institution. Your financial intermediary is responsible for sending your order to the Funds and for crediting your account with the proceeds. For redemption through financial intermediaries, orders will be processed at the NAV next effective after receipt of the order by the financial intermediary. Please keep in mind that your financial intermediary may charge additional fees for its services. Investors should check with their financial intermediaries to determine if they are subject to these arrangements.

Cancellations and Modifications. The Funds will not accept a request to cancel or modify a written transaction once processing has begun. Please exercise care when placing a transaction request.

Account and Transaction Policies

Tools to Combat Frequent Transactions

The Funds are intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Funds’ investment program and create additional transaction costs that are borne by all of the Funds’ shareholders. The Board has adopted policies and procedures reasonably designed to detect and prevent market timing and excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Funds take steps to reduce the frequency and effect of these activities in the Funds. These steps include imposing a redemption fee, monitoring trading activity and using fair value pricing when appropriate, under procedures as adopted by the Board, when the Adviser determines current market prices are not readily available or are unreliable. As approved by the Board, these techniques may change from time to time as determined by the Funds in their sole discretion.

In an effort to discourage abusive trading practices and minimize harm to the Funds and their shareholders, the Funds reserve the right, in their sole discretion, to reject any purchase order (including exchanges), in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in a Fund’s shares is believed by the Adviser to be harmful to the Fund) and without prior notice. A Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect the Fund’s performance. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. The Funds seek to exercise their judgment in implementing these tools to the best of their ability in a manner that they believe is consistent with shareholder interests. Except as noted in this Prospectus, the Funds apply all restrictions uniformly in all applicable cases.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Funds receive purchase and sale orders through financial intermediaries that use group or omnibus accounts, the Funds cannot always detect frequent trading. However, the Funds will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades.

In this regard, the Funds have entered into information sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the Funds, at the Funds’ request, certain information relating to their customers investing in the Funds through non-disclosed or omnibus accounts. The Funds will use this information to attempt to identify abusive trading practices. Financial intermediaries are contractually required to follow any instructions from the Funds to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Funds’ policies. However, the Funds cannot guarantee the accuracy of the information provided to them from financial intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a consequence, the Funds’ ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.

Redemption Fees

The Funds charge a 2.00% redemption fee on the redemption of Investor Class and Institutional Class shares held for 30 days or less. This fee (which is paid into the Funds) is imposed in order to help offset the transaction costs and administrative expenses associated with the activities of short-term “market timers” that engage in the frequent purchase and sale of Fund shares. The “first in, first out” (“FIFO”) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from your proceeds and is retained by the Funds for the benefit of its long-term shareholders. Redemption fees will not apply to shares acquired through reinvested distributions or omnibus accounts. Although the Funds have the goal of applying the redemption fee to most redemptions, the redemption fee may not be assessed in certain circumstances where it is not currently practicable for the Funds to impose the fee.

Proceeds

Proceeds will generally be sent no later than seven calendar days after the Funds receive your redemption request. If elected on your account application, you may have the proceeds of the redemption request sent by check to your address of record, by wire to a pre-determined bank, or by electronic funds transfer via the ACH network to the bank account designated by you on your account application. The minimum wire amount is $1,000 and there is a $15 fee for each wire transfer. When proceeds are sent via the ACH network, the funds are usually available in your bank account in two to three business days.

Check and ACH Clearance

The proceeds from a redemption request may be delayed up to 15 calendar days from the date of the receipt of a purchase by check or electronic funds transfer through the ACH network until the payment for the purchase clears. If the purchase amount does not clear, you may be responsible for any losses suffered by a Fund as well as a $25 service charge imposed by the transfer agent.

Suspension of Redemptions

The Funds may temporarily suspend the right of redemption or postpone payments under certain emergency circumstances or when the SEC orders a suspension.

Signature Guarantees

The transfer agent may require a signature guarantee for certain requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized transactions. A signature guarantee of each owner, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

•	For all redemptions in excess of $100,000, unless paid via wire;

•	When a redemption is received by the transfer agent and the account address has changed within the last 30 calendar days;

•	When requesting a change in ownership on your account; and

•	When redemption proceeds are payable or sent to any person, address or bank account not on record.

Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Funds and/or the transfer agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

Customer Identification Program

Please note that, in compliance with the USA PATRIOT Act of 2001, the transfer agent will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Program. As requested on the account application, you should supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity ( e.g. , limited partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. If you do not supply the necessary information, the transfer agent may not be able to open your account. Please contact the transfer agent at 833-MPROVED (833-677-6833) if you need additional assistance when completing your account application. If the transfer agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Funds reserve the right to temporarily limit additional share purchases, close your account or take any other action it deems reasonable or required by law. The Funds also reserve the right to close the account within five business days if clarifying information/documentation is not received.

No Certificates

The Funds do not issue share certificates.

Right to Reject Purchases

The Funds reserve the right to reject any purchase in whole or in part. The Funds may cease taking purchase orders at any time when the Adviser believes it is in the best interest of the current shareholders. The purpose of such action is to limit increased Fund expenses incurred when certain investors buy and sell shares of the Funds for the short-term when the markets are highly volatile.

Redemptions in-Kind

The Funds generally pay redemption proceeds in cash. However, the Funds reserve the right to pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind). It is not expected that the Funds would do so except during unusual market conditions. If the Funds pay your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash. A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.

Exchanging Fund Shares

You may exchange your Fund shares on any day the Funds and the NYSE are open for business either directly with the Funds or through your financial intermediary.

Exchange Privilege
As a shareholder, you have the privilege of exchanging shares of one MProved Fund for shares of another MProved Fund in the Trust, which are offered in this Prospectus. However, you should note the following:

•	Exchanges may only be made between like shares classes;

•	A redemption fee will be charged to any exchange of shares held 30 days or less;

•	You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number;

•	Before exchanging into other MProved Funds, read a description of the Fund in this Prospectus;

•
Exchanges are considered a sale and purchase of Fund shares for tax purposes and may be taxed as short-term or long-term capital gain or loss depending on the period shares are held subject to the deductibility of losses;

•
The Funds reserve the right to refuse exchange purchases by any person or group if, in the Adviser’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected;

•	If you accepted telephone options on your account application, you can make a telephone request to exchange your shares for an additional $5 fee; and

•	The minimum exchange amount between existing accounts invested in the MProved Funds is $1,000.
You may make exchanges of your shares between the Funds by telephone, in writing or through your Broker.

Small Accounts

To reduce expenses, the Funds may redeem an account if the total value of the account falls below $5,000 due to redemptions. An investor will be given 30 days’ prior written notice of this redemption. During that period, an investor may purchase additional shares to avoid the redemption. Automatic redemption of your account may result in tax consequences. Please see “Dividends, Distributions and Their Taxation” below.

Householding

In an effort to decrease costs, the Funds will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the transfer agent toll free at 833-MPROVED (833-677-6833) to request individual copies of these documents. The Funds will begin sending individual copies 30 calendar days after receiving your request. This policy does not apply to account statements.

Lost Shareholders, Inactive Accounts and Unclaimed Property

It is important that the Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the investor or rightful owner of the account. If the Funds are unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. Mutual fund accounts may be transferred to the state government of an investor’s state of residence if no activity occurs within the account during the “inactivity period” specified in the applicable state’s abandoned property laws, which varies by state. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. To help protect their accounts, shareholders should keep their accounts up-to-date and active, which may include calling the Fund at 833-MPROVED (833-677-6833) to generate shareholder initiated activity such as completing an account transaction. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Fund to complete a Texas Designation of Representative form.

Distribution of Fund Shares

Rule 12b-1 Distribution Fees

The Trust has adopted a Rule 12b-1 distribution plan (the “Rule 12b-1 Plan”) under which the Funds are authorized to pay to the Distributor or such other entities as approved by the Board, as compensation for the distribution-related services provided by such entities, an aggregate fee equal to 0.25% of the average daily net assets of the Investor Class shares of each of the Funds. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Adviser, for any distribution service or activity designed to retain Fund shareholders. Because the Funds pay distribution fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.

Dividends, Distributions and their Taxation

If you redeem your Fund shares, part of your redemption proceeds may represent your allocable share of the distributions made by a Fund relating to that tax year. You will be informed annually of the amount and nature of a Fund’s distributions. If you sell or exchange your Fund shares, it is a taxable event for you. An exchange of shares is treated as a taxable sale. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less will be treated as long-term capital loss to the extent distributions of net capital gain were paid (or treated as paid) with respect to such shares. Any loss realized on a sale will be disallowed to the extent shares of a Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of Fund shares. You are responsible for any tax liabilities generated by your transaction. The Internal Revenue Code of 1986, as amended, limits the deductibility of capital losses in certain circumstances.

For federal income tax purposes, all dividends and distributions of net realized short-term capital gains you receive from a Fund are taxable as ordinary income or as qualified dividend income, whether reinvested in additional shares or received in cash, unless you are exempt from taxation or entitled to a tax deferral. Distributions of net realized long-term capital gains you receive from a Fund, whether reinvested in additional shares or received in cash, are taxable as a capital gain. The capital gain holding period is determined by the length of time a Fund has held the security and not the length of time you have held shares in a Fund. For noncorporate shareholders, long-term capital gains are generally taxable at tax rates of up to 20% (lower rates apply to individuals in lower tax brackets).

U.S. individuals with income exceeding certain thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains realized on the sale of shares of a Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Distributions paid in January but declared by a Fund in October, November or December of the previous year payable to shareholders of record in such a month may be taxable to you in the previous year.

You will be informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

Interest and other income received by a Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds intend to pay dividends from net investment income and to distribute all net realized capital gains at least annually. In addition, the Funds may make additional distributions if necessary to avoid imposition of a 4% excise tax or other tax on undistributed income and gains. However, no assurances can be given that distributions will be sufficient to eliminate all taxes. Please note, however, that the objective of each of the Funds is growth of capital, not the production of distributions. You should measure the success of your investment by the value of your investment at any given time and not by the distributions you receive.

When a dividend or capital gain is distributed, a Fund’s NAV decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. All dividends and capital gains distributions will automatically be reinvested in additional Fund shares at the then prevailing NAV unless you specifically request that either dividends or capital gains or both be paid in cash. If you elect to receive distributions and/or dividends by check and the post office cannot deliver the check, or if the check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in your Fund account at the then current NAV per share and to reinvest all subsequent distributions in shares of a Fund.

The election to receive dividends or reinvest them may be changed by writing to the Funds at:

The MProved Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You may also change your distribution election by telephoning the Funds at 833-MPROVED (833-677-6833).

In order to allow sufficient processing time for a change in distribution elections, any change must be received at least 5 days prior to the record date for the distribution.

By law, the Funds must withhold a percentage of your taxable distribution and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs a Fund to do so.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss and holding period to the IRS on the shareholders’ Consolidated Form 1099s when “covered” shares of the mutual funds are sold. Covered shares are any fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Funds have chosen average cost as their standing (default) tax lot identification method for all shareholders, which means this is the method the Funds will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. You may choose a method other than the Funds’ standing method at the time of your purchase or upon sale of covered shares. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules may apply to them.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Fund shares. Consult your personal tax adviser about the potential tax consequences of an investment in Fund shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.

Other Information

The Trust enters into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, administrator and distributor, who provide services to the Funds. Shareholders of the Funds are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce such contractual arrangements against the service providers or to seek any remedy under such contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of a Fund. None of this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Closing the Funds. The Board of Trustees retains the right to close a Fund (or partially close a Fund) to new purchases if it is determined to be in the best interest of shareholders. Based on market and Fund conditions, and in consultation with the Adviser, the Board of Trustees may decide to close a Fund to new investors, all investors or certain classes of investors (such as fund supermarkets) at any time. If a Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.

Each Fund reserves the right to discontinue offering shares at any time or to cease operations and liquidate at any time. See "Liquidation of a Fund" in the SAI for additional information.

Financial Highlights

The financial highlights tables below are intended to help you understand the financial performance of each Fund for the period of each Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Ernst & Young LLP, the Funds' independent registered public accounting firm, whose report, along with each Fund’s financial statements, are included in the Funds' December 31, 2018 Annual Report, which is available upon request.

MPROVED SYSTEMATIC LONG-SHORT FUND

Financial Highlights

Year Ended December 31, 2018(1)

Institutional Class

PER SHARE DATA(2):
Net asset value, beginning of year	$10.00

INVESTMENT OPERATIONS:
Net investment loss(3)	(0.01)
Net realized and unrealized loss on investments	(0.75)
Total from investment operations	(0.76)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)
Total distributions	(0.22)
Net asset value, end of year	$9.02

TOTAL RETURN(4)	(7.60)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$1,839
Ratio of gross expenses to average net assets:
Before expense reimbursement	12.32%
After expense reimbursement	1.35%
Ratio of net investment loss to average net assets	(0.06)%
Portfolio turnover rate(5)	152%

(1)	Inception date of Institutional Class was January 1, 2018.

(2)	For an Institutional share outstanding for the entire year.

(3)	Calculated based on average shares outstanding during the year.

(4)	The total return represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

(5)
The portfolio turnover disclosed is for the Fund as a whole.  The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, swap contracts, futures contracts and short positions). The denominator includes the average fair value of long positions throughout the year.

MPROVED SYSTEMATIC LONG-SHORT FUND

Financial Highlights

Year Ended December 31, 2018(1)

Investor Class

PER SHARE DATA(2):
Net asset value, beginning of year	$10.00

INVESTMENT OPERATIONS:
Net investment loss(3)	(0.03)
Net realized and unrealized loss on investments	(0.75)
Total from investment operations	(0.78)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)
Total distributions	(0.20)
Net asset value, end of year	$9.02

TOTAL RETURN(4)	(7.84)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$23
Ratio of gross expenses to average net assets:
Before expense reimbursement	12.57%
After expense reimbursement	1.60%
Ratio of net investment gain to average net assets	(0.31)%
Portfolio turnover rate(5)	152%

(1)	Inception date of Investor Class was January 1, 2018.

(2)	For an Investor share outstanding for the entire year.

(3)	Calculated based on average shares outstanding during the year.

(4)	The total return represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

(5)
The portfolio turnover disclosed is for the Fund as a whole.  The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, swap contracts, futures contracts and short positions). The denominator includes the average fair value of long positions throughout the year.

MPROVED SYSTEMATIC MERGER ARBITRAGE FUND

Financial Highlights

Year Ended December 31, 2018(1)

Institutional Class

PER SHARE DATA(2):
Net asset value, beginning of year	$10.00

INVESTMENT OPERATIONS:
Net investment loss(3)	(0.02)
Net realized and unrealized gain on investments	0.72
Total from investment operations	0.70

LESS DISTRIBUTIONS FROM:
Net realized gains	(0.33)
Total distributions	(0.33)
Net asset value, end of year	$10.37

TOTAL RETURN(4)	7.00%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$2,152
Ratio of gross expenses to average net assets:
Before expense reimbursement	11.59%
After expense reimbursement	1.53%
Ratio of dividends and borrowing expense on
securities sold short to average net assets	0.03%
Ratio of operating expenses to average net assets excluding dividends
and borrowing expense on securities sold short after expense reimbursement	1.50%
Ratio of net investment loss to average net assets	(0.21)%
Portfolio turnover rate(5)	320%

(1)	Inception date of Institutional Class was January 1, 2018.

(2)	For an Institutional share outstanding for the entire year.

(3)	Calculated based on average shares outstanding during the year.

(4)	The total return represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

(5)
The portfolio turnover disclosed is for the Fund as a whole.  The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, swap contracts, futures contracts and short positions). The denominator includes the average fair value of long positions throughout the year.

MPROVED SYSTEMATIC MERGER ARBITRAGE FUND

Financial Highlights

Year Ended December 31, 2018(1)

Investor Class

PER SHARE DATA(2):
Net asset value, beginning of year	$10.00

INVESTMENT OPERATIONS:
Net investment loss(3)	(0.05)
Net realized and unrealized gain on investments	0.73
Total from investment operations	0.68

LESS DISTRIBUTIONS FROM:
Net realized gains	(0.33)
Total distributions	(0.33)
Net asset value, end of year	$10.35

TOTAL RETURN(4)	6.81%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$26
Ratio of gross expenses to average net assets:
Before expense reimbursement	11.84%
After expense reimbursement	1.78%
Ratio of dividends and borrowing expense on
securities sold short to average net assets	0.03%
Ratio of operating expenses to average net assets excluding dividends
and borrowing expense on securities sold short after expense reimbursement	1.75%
Ratio of net investment loss to average net assets	(0.46)%
Portfolio turnover rate(5)	320%

(1)	Inception date of Investor Class was January 1, 2018.

(2)	For an Investor share outstanding for the entire year.

(3)	Calculated based on average shares outstanding during the year.

(4)	The total return represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

(5)
The portfolio turnover disclosed is for the Fund as a whole.  The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, swap contracts, futures contracts and short positions). The denominator includes the average fair value of long positions throughout the year.

MPROVED SYSTEMATIC MULTI-STRATEGY FUND

Financial Highlights

Year Ended December 31, 2018(1)

Institutional Class

PER SHARE DATA(2):
Net asset value, beginning of year	$10.00

INVESTMENT OPERATIONS:
Net investment loss(3)	(0.05)
Net realized and unrealized gain on investments	0.48
Total from investment operations	0.43

LESS DISTRIBUTIONS FROM:
Net realized gains	(0.09)
Total distributions	(0.09)
Net asset value, end of year	$10.34

TOTAL RETURN(4)	4.28%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$16,669
Ratio of gross expenses to average net assets:
Before expense reimbursement	3.83%
After expense reimbursement	2.10%
Ratio of dividends and borrowing expense on
securities sold short to average net assets	0.35%
Ratio of operating expenses to average net assets excluding dividends
and borrowing expense on securities sold short after expense reimbursement	1.75%
Ratio of net investment loss to average net assets	(0.49)%
Portfolio turnover rate(5)	192%

(1)	Inception date of Institutional Class was January 1, 2018.

(2)	For an Institutional share outstanding for the entire year.

(3)	Calculated based on average shares outstanding during the year.

(4)	The total return represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

(5)
The portfolio turnover disclosed is for the Fund as a whole.  The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, swap contracts, futures contracts and short positions). The denominator includes the average fair value of long positions throughout the year.

MPROVED SYSTEMATIC MULTI-STRATEGY FUND

Financial Highlights

Year Ended December 31, 2018(1)

Investor Class

PER SHARE DATA(2):
Net asset value, beginning of year	$10.00

INVESTMENT OPERATIONS:
Net investment loss(3)	(0.07)
Net realized and unrealized gain on investments	0.46
Total from investment operations	0.39

LESS DISTRIBUTIONS FROM:
Net realized gains	(0.09)
Total distributions	(0.09)
Net asset value, end of year	$10.30

TOTAL RETURN(4)	3.88%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$226
Ratio of gross expenses to average net assets:
Before expense reimbursement	4.08%
After expense reimbursement	2.35%
Ratio of dividends and borrowing expense on
securities sold short to average net assets	0.35%
Ratio of operating expenses to average net assets excluding dividends
and borrowing expense on securities sold short after expense reimbursement	2.00%
Ratio of net investment loss to average net assets	(0.74)%
Portfolio turnover rate(5)	192%

(1)	Inception date of Investor Class was January 1, 2018.

(2)	For an Investor share outstanding for the entire year.

(3)	Calculated based on average shares outstanding during the year.

(4)	The total return represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

(5)
The portfolio turnover disclosed is for the Fund as a whole.  The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, swap contracts, futures contracts and short positions). The denominator includes the average fair value of long positions throughout the year.

INVESTMENT ADVISER
Magnetar Asset Management, LLC
1603 Orrington Avenue, 13th Floor
Evanston, Illinois 60201

PRINCIPAL UNDERWRITER
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

ADMINISTRATOR, TRANSFER AGENT,
AND DIVIDEND PAYING AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst and Young LLP
Suite 1400, 220 South Sixth Street
Minneapolis, MN 55402

LEGAL COUNSEL
Goodwin Procter LLP
901 New York Avenue, NW
Washington, DC 20001

PRIVACY NOTICE

The Funds collect only relevant information about you that the law allows or requires them to have in order to conduct their business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about their shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/educational custodial account directly with a Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires their third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

MProved Systematic Long-Short Fund
MProved Systematic Merger Arbitrage Fund
MProved Systematic Multi-Strategy Fund

Each a Series of Series Portfolios Trust

FOR MORE INFORMATION

You can find more information about the Funds in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Funds’ annual and semi-annual reports provide additional information about the Funds’ investments. The annual reports contain a discussion of the market conditions and investment strategies that affected each Fund’s performance during the Funds’ prior fiscal period.

The SAI and the Shareholder Reports are available free of charge on the Funds’ website at www.mprovedalts.com. You can obtain a free copy of these documents, and the SAI, request other information, or make general inquiries about the Funds by calling the Funds (toll-free) at 833-MPROVED (833-677-6833) or by writing to:

The MProved Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

Reports and other information about the Funds are also available:

•	Free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov; or

•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act of 1940 file number is 811-23084)

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2019

MProved Systematic Long-Short Fund

Investor Class	MLSJX
Institutional Class	MLSQX

MProved Systematic Merger Arbitrage Fund

Investor Class	MMAJX
Institutional Class	MMAQX

MProved Systematic Multi-Strategy Fund

Investor Class	MMSJX
Institutional Class	MMSQX

Magnetar Asset Management LLC
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
833-MPROVED (833-677-6833)

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Prospectus of the MProved Systematic Long-Short Fund, MProved Systematic Merger Arbitrage Fund, and MProved Systematic Multi-Strategy Fund (each a “Fund” and together the “Funds”), each a series of Series Portfolios Trust (the “Trust”), dated April 30, 2019, as may be supplemented from time to time, which is incorporated by reference into this SAI. You may obtain a copy of the Prospectus without charge by contacting U.S. Bank Global Fund Services at the address or telephone number listed above.

The Fund’s audited financial statements and notes thereto for the fiscal year ended December 31, 2018, and the unqualified opinion of Ernst and Young LLP, the Funds' independent registered public accounting firm, on such financial statements are included in the Funds' annual report to shareholders for the fiscal year ended December 31, 2018, and are incorporated by reference into this SAI. A copy of the annual report may be obtained, without charge, upon request by contacting U.S. Bank Global Fund Services at the address or telephone number listed above.

THE TRUST

The Trust is a Delaware statutory trust organized on July 27, 2015, and is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Trust’s Declaration of Trust, as amended and/or restated to date (the “Declaration of Trust”), permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. This SAI relates only to the Funds.

The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Funds’ assets for any Trustee or Trust officer held personally liable for obligations of the Funds or the Trust. All such rights are limited to the assets of the Funds. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible claims and other liabilities. However, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust’s total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Funds themselves are unable to meet their obligations.

The Funds’ Prospectus and this SAI are a part of the Trust’s Registration Statement filed with the SEC. Copies of the Trust’s complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.

The Funds do not hold themselves out as related to any other series of the Trust for purposes of investment and investor services, and do not share the same investment adviser with any other series of the Trust.

Diversification of Investments
The MProved Systematic Long-Short Fund (the “Long-Short Fund”) and MProved Systematic Multi-Strategy Fund (the “Multi-Strategy Fund”) are each a “diversified company” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). This means that as to 75% of a Fund’s total assets (1) no more than 5% may be invested in the securities of a single issuer, and (2) it may not hold more than 10% of the outstanding voting securities of a single issuer. However, the diversification of a mutual fund’s holdings is measured at the time a Fund purchases a security so that if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of a Fund’s total assets due to movements in the financial markets. If the market affects several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, a Fund is subject to the risk that, despite qualifying as a diversified fund, its performance may be hurt disproportionately by the poor performance of relatively few securities.

Non-Diversification of Investments
The MProved Systematic Merger Arbitrage Fund (the “Merger Arbitrage Fund”) is “non-diversified” under the 1940 Act, which means that there is no restriction as to how much the Fund may invest in the securities of any one issuer. However, to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund intends to comply, as of the end of each taxable quarter, with certain diversification requirements imposed by the Code. Pursuant to these requirements, at the end of each taxable quarter, the Fund, among other things, will not have investments in the securities of any one issuer (other than U.S. Government securities) of more than 25% of the value of the Fund’s total assets. As a non-diversified investment company, the Fund may be subject to greater risks than diversified companies because of the larger impact of fluctuation in the values of securities of fewer issues.

INVESTMENT POLICIES AND RISKS

The Funds’ principal investment strategies utilized by the Funds’ Adviser (defined below) and the principal risks associated with the same are set forth in the Funds’ Prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about investment strategies (and related risks) that the Funds may utilize, even though they are not considered to be “principal” investment strategies. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in the Prospectus, should not be considered to be a principal strategy (or related risk) applicable to a particular Fund. The following strategies and risks apply to the Funds directly or indirectly through their investments in derivatives.

Information Regarding the Funds’ Investment Strategies and Risks

Equity Securities
Equity securities in which the Funds invest include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock
Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Preferred Stock
Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stocks may receive dividends but payment is not guaranteed. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity. The risks of preferred stocks include a lack of voting rights and the Funds’ Adviser may incorrectly analyze the security, resulting in a loss to a Fund. Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Funds. Preferred stock may also be convertible into the common stock of the issuer. In general, preferred stocks generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation. The Funds may invest in preferred stock with any or no credit rating. Preferred stock market value may change based on changes in interest rates.

Convertible Securities
Each Fund may invest in convertible securities with no minimum credit rating. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Contingent Convertible Securities Risk. Contingent convertible securities (“CoCos”) are a version of preferred or capital stock, with specific, loss absorbing features. CoCos typically sit above equity and below senior debt with respect to seniority. They are designed to absorb losses before senior bank creditors are affected. These securities provide for mandatory conversion into common stock of the issuer under certain circumstances. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date. Under certain circumstances, the liquidation value of certain types of contingent convertible securities may be adjusted downward to below the original par value. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. In certain circumstances, contingent convertible securities may write down to zero and investors could lose the entire value of the investment, even as the issuer remains in business. CoCos are subject to the risk of partial or total loss of value or alternatively may be converted into shares of the issuing company which may also have suffered a loss in value.

Warrants
Each Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Foreign Investments and Currencies
Each Fund may invest in securities of foreign issuers that are not traded in the United States or are not U.S. dollar denominated, purchase and sell foreign currency on a spot basis and enter into forward currency contracts. Each Fund may also invest in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”) and foreign securities that are traded on a U.S. exchange. Investments in depositary receipts and foreign securities involve certain inherent risks, including the following:

Depositary Receipts. Generally, depositary receipts are denominated in the currency of the country of the bank or trust company that issues them and evidence ownership of the underlying securities. Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the related depositary receipts. Accordingly, information available to holders of unsponsored depositary receipts concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts. For purposes of each Fund’s investment policies, depositary receipts are deemed to have the same classification as the underlying securities they represent. Thus, a depositary receipt representing ownership of common stock will be treated as common stock.

Political and Economic Factors. The economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries depend heavily upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of those countries.

Currency Fluctuations. Each Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect a Fund’s income and investment returns. The value of a Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics. The Adviser expects that many foreign securities in which a Fund may invest will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if those are the best available markets. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, those markets usually have substantially less volume than U.S. markets, and a Fund’s investments in foreign securities may be less liquid and more volatile than investments in U.S. securities. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, non-uniform accounting standards and less financial information available from issuers, than is available in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those foreign countries.

Taxes. The interest and dividends payable on certain of a Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders. Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

Costs. To the extent that a Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, because related brokerage costs and the cost of maintaining the custody of foreign securities may be higher.

Additional Risks of Emerging Markets. In addition, each Fund may invest in foreign securities of companies that are located in developing or emerging markets. The Funds consider emerging market countries to be those countries not defined as “Developed Markets” by either MSCI Global Equity Indices or S&P Dow Jones Indices. Investing in securities of issuers located in these markets may pose greater risks not typically associated with investing in more established markets, such as increased risk of social, political and economic instability. Emerging market countries typically have smaller securities markets than developed countries and therefore less liquidity and greater price volatility than more developed markets. Securities traded in emerging markets may also be subject to risks associated with the lack of modern technology, poor governmental and/or judicial infrastructures relating to private or foreign investment or to judicial redress for injury to private property, the lack of capital base to expand business operations, foreign taxation and the inexperience of financial intermediaries, custodians and transfer agents. Emerging market countries are also more likely to impose restrictions on the repatriation of an investor’s assets, and even where there is no outright restriction on repatriation; the mechanics of repatriation may delay or impede a Fund’s ability to obtain possession of its assets. As a result, there may be an increased risk or price volatility associated with a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations.

Other Investment Companies
Each Fund may invest in other investment companies such as open-end funds (mutual funds), closed-end funds, and exchange-traded funds (“ETFs”). Each Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act. With certain exceptions, Section 12(d)(1) of the 1940 Act precludes a Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of a Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of a Fund (such limits do not apply to investments in money market funds). However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Fund if: (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by a Fund and all affiliated persons of such Fund; and (ii) a Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public offering price that includes a sales load of more than 1 ½%. Rule 12d1-3 under the 1940 Act provides, however, that a Fund may rely on the Section 12(d)(1)(F) exemption and charge a sales load in excess of 1 1/2% provided the sales load and any service fee charged does not exceed limits set forth in applicable rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

If a Fund invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when a Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by such Fund, a Fund will either seek instruction from its shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by a Fund in the same proportion as the vote of all other holders of the securities of the investment company. In addition, an investment company purchased by a Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. To the extent a Fund is unable to redeem such shares within 7 days of a redemption request, the shares will be deemed illiquid and subject to the limitation that a Fund may not invest more than 15% of the value of its net assets, computed at the time of investment, in illiquid securities.

In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, a Fund will also bear its pro rata portion of the advisory and operational expenses incurred indirectly through its investments in other investment companies.

In December 2018, the SEC issued a proposed rulemaking package related to investments in other investment companies that, if adopted, could require the Funds to adjust their investments accordingly. To the extent that a Fund invests in other investment companies, these adjustments may have an impact on the Fund’s performance and may have negative risk consequences on the investing Fund as well as the underlying investment companies.

Closed-End Investment Companies. Each Fund may invest its assets in “closed-end” investment companies (or “closed-end funds”). Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. The risks of investment in closed-end funds typically reflect the risk of the types of securities in which the funds invest. Investments in closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their NAV per share. Closed-end funds come in many varieties and can have different investment objectives, strategies and investment portfolios. They also can be subject to different risks, volatility and fees and expenses. When a Fund invests in shares of a closed-end fund, shareholders of a Fund bear their proportionate share of the closed-end fund’s fees and expenses, as well as their share of the Fund’s fees and expenses.

The Funds generally will purchase shares of closed-end funds only in the secondary market. A Fund will incur normal brokerage costs on such purchases similar to the expenses a Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Funds may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if a Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Funds may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by a Fund will ever decrease. In fact, it is possible that this market discount may increase and a Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by a Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. A Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Exchange Traded Funds. ETFs are funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of shares, typically 25,000 or 50,000 for in-kind securities and cash . The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (“NAV”) is calculated. ETFs share many similar risks with open-end and closed-end funds.

There is a risk that an ETF in which a Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETF, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which a Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Adviser to a Fund may believe that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent that a Fund invests in a sector product, a Fund is subject to the risks associated with that sector.

Real Estate Investment Trusts
Each Fund may invest in securities of real estate investment trusts (“REITs”). REITs are corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate, and are frequently publicly traded. A REIT is eligible for a dividends paid deduction (and therefore generally does not pay U.S. federal income tax at the entity level to the extent of any dividends it pays) if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with certain other requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT.

Investments in the real estate industry involve particular risks. The real estate industry has in the past been subject to substantial fluctuations and declines on a local, regional and national basis and may continue to be in the future. Real property values and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for preferential tax treatment of their income under the Code, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of a Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Master Limited Partnerships
Each Fund may invest in master limited partnership interests (“MLPs”). MLPs are limited partnerships, the interests in which (known as “units”) are traded on public exchanges, just like corporate stock. MLPs are limited partnerships that provide an investor with a direct interest in a group of assets (generally, oil and gas properties). Master limited partnership units typically trade publicly, like stock, and thus may provide the investor more liquidity than ordinary limited partnerships. Master limited partnerships are also called publicly traded partnerships and public limited partnerships. A limited partnership has one or more general partners (they may be individuals, corporations, partnerships or another entity) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. When an investor buys units in an MLP, he or she becomes a limited partner. MLPs are formed in several ways. A non-traded partnership may decide to go public. Several non-traded partnerships may “roll up” into a single MLP. A corporation may spin off a group of assets or part of its business into an MLP of which it is the general partner, either to realize what it believes to be the assets’ full value or as an alternative to issuing debt. A corporation may fully convert to an MLP, although since 1986 the tax consequences have made this an unappealing; or, a newly formed company may operate as an MLP from its inception.

There are different types of risks to investing in MLPs, including regulatory risks and interest rate risks. Currently most publicly traded MLPs qualify for pass through taxation of their income to partners, on account of satisfying a qualifying income test, which prevents double taxation of earnings. If the government were to change the tax treatment of MLPs, unitholders would not be able to enjoy the relatively high yields in the sector for long. In addition, MLPs that charge government-regulated fees for transportation of oil and gas products through their pipelines are subject to unfavorable changes in government-approved rates and fees, which would affect an MLP’s revenue stream negatively. MLPs also carry some interest rate risks. During increases in interest rates, MLPs may not produce desirable returns to shareholders.

Derivatives
Each Fund may use derivative instruments for various reasons, including for investment purposes; to create investment leverage; as a substitute for securities, interest rates, currencies and commodities; for tax purposes; and/or to hedge against market movements. The information below contains general additional information about derivatives.

Certain Investment Techniques and Derivatives Risks. When a Fund uses investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in a Fund may be more volatile than investments in other mutual funds. The Funds may use such investment techniques and derivatives to minimize risk to a Fund, gain exposure to a security or market, and/or to enhance returns. Implementation of such techniques and derivative strategies or unusual market conditions could, under certain circumstances, result in significant losses to a Fund. Derivatives may be used to limit risk in a Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period, which could leave a Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes. When a Fund uses derivative instruments, the Fund will comply with SEC guidelines regarding asset coverage for such instruments.

Cover for Futures Contracts. Transactions involving futures contracts expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either: (1) an offsetting (“covered”) position in other futures contracts; or (2) with respect to a futures contract that is cash settled, cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Futures contracts that settle physically will be treated as cash settled for asset segregation purposes when a Fund has entered into a contractual arrangement with a third party futures commission merchant or other counterparty to off-set the Fund’s exposure under the contract and, failing that, to assign its delivery obligation under the contract to the counterparty. The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate on each Fund’s books or maintain in a separate account cash, liquid securities, or other permissible assets, in the prescribed amount as determined daily. Each Fund may enter into agreements with futures commission merchants (“FCMs”), which require the FCMs to accept physical settlement for certain futures contracts. If this occurs, a Fund would treat the futures contract as being cash-settled for purposes of determining the Fund’s coverage requirements.

Regulation as a Commodity Pool Operator. The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Funds under the Commodity Exchange Act (“CEA”) pursuant to the U.S. Commodity Futures Trading Commission (“CFTC”) Regulation 4.5. The Funds currently expect to operate in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect the Adviser’s ability to manage the Funds under certain market conditions and may adversely affect a Fund’s total return. In the event that the Adviser becomes unable to rely on the exclusion under Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to the Funds, the Funds’ expenses may increase and the Funds may be adversely affected. The Funds may be limited in their ability to use futures and options on futures and to engage in certain swaps transactions during any period where the Adviser is not registered as a commodity pool operator or commodity trading advisor. Such limitations are not expected to affect the normal operations of the Funds.

Options on Futures Contracts. Each Fund may purchase and sell options on the same types of futures in which they may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on Securities. Each Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500® Index or the Value Line Composite Index, or a narrower market index, such as the Standard & Poor’s 100® Index. Indices may also be based on an industry or market segment, such as the NYSE Arca Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the NYSE, and the Philadelphia Stock Exchange.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event a Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by a Fund expires unexercised, a Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, a Fund will realize a gain if the premium received by a Fund on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and a Fund will realize a gain or loss.

Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by a Fund of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. Also, there may be a negative correlation between the index and the Fund’s securities that would result in a loss on both such securities and the options on stock indices acquired by a Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, a Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions. Transactions using options (other than options that a Fund has purchased) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (i) an offsetting (“covered”) position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. Each Fund must comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the custodian in the prescribed amount. Under current SEC guidelines, each Fund must segregate assets to cover transactions in which a Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund’s assets to cover or segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Dealer Options. Each Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes a dealer option, a Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom a Fund originally wrote the option. While the Funds will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with a Fund, there can be no assurance that the Funds will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because each Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The staff of the SEC has taken the position that purchased dealer options are illiquid securities. The Funds may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, each Fund will treat dealer options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Funds will change their treatment of such instruments accordingly.

Spread Transactions. Each Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that a Fund does not own, but which is used as a benchmark. The risk to a Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Futures Contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Unlike when a Fund purchases or sells a security, no price would be paid or received by a Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain a Fund’s open positions in futures contracts, a Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund. These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Funds expect to earn interest income on any margin deposits. Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the futures contract.

Futures trading is speculative and futures prices are highly volatile. Price movements for futures contracts, for example, which may fluctuate substantially during a short period of time, are influenced by numerous factors that affect the securities markets, including: changing supply and demand relationships; government programs and policies; national and international political and economic events and changes in interest rates. Also, the success of many futures trading strategies that use “technical” factors in identifying price moves depends upon the occurrence in the future of price movements. Technical systems will not be profitable and may in fact produce losses if there are no market moves of the kind the system seeks to follow. Any factor that would make it more difficult to execute the trades identified, such as a reduction of liquidity, also would reduce profitability.

Futures trading is highly leveraged. The low margin deposits normally required in trading futures interests permit an extremely high degree of leverage. Accordingly, a relatively small price movement in a futures interest may result in an immediate and substantial loss to the investor. Like other leveraged investments, futures trading may result in losses in excess of the amount invested.

Futures contracts may be illiquid. Most U.S. futures exchanges impose daily limits regulating the maximum amount above or below the previous day’s settlement price which a futures contract price may fluctuate during a single day. During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. Futures prices in particular contracts have occasionally moved the daily limit for several consecutive days with little or no trading. If this occurs, a Fund might be prevented from promptly liquidating unfavorable positions which could result in substantial losses. Those losses could significantly exceed the margin initially committed to the trades involved. In addition, even if prices have not moved the daily limit, or if there are no limits for the contracts traded by a Fund, a Fund may not be able to execute trades at favorable prices if little trading in the contracts is taking place. It is also possible that an exchange or the CFTC may suspend trading in a particular contract, order immediate settlement of a contract or order that trading to the liquidation of open positions only. The CFTC and U.S. exchanges may also impose speculative position limits which, if applicable to a Fund’s trading in futures contracts, could require liquidation of positions that could negatively impact profitability. Futures trading involves counterparty risk. Futures brokers must maintain a Fund’s assets (other than assets used to trade foreign futures or options on foreign markets) in a segregated account. If a futures broker goes bankrupt, a Fund could lose money as it may only be able to recover a pro-rata share of the property available for distribution to all of the broker’s customers. In addition, even if a futures broker adequately segregates a Fund’s assets, a Fund may still be subject to risk of loss of funds on deposit should another customer of the futures broker fail to satisfy deficiencies in such other customer’s account. In addition, trading may occur on foreign exchanges and other non-U.S. markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. A Fund, should it trade futures contracts, is at risk for fluctuations in the exchange rate between the currencies in which it trades and U.S. dollars. It also is possible that exchange controls could be imposed in the future. There is no restriction on how much of a Fund’s trading might be on foreign markets. In addition, if a Fund chooses to exchange a cash, forward or spot market position outside of regular trading hours for a comparable futures position, such transactions are subject to counterparty creditworthiness risk.

Swap Agreements. Each Fund may enter into swap agreements with respect to securities, futures, currencies, indices, commodities and other instruments. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors, including securities, futures, currencies, indices, commodities and other instruments. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security or commodity prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few days or weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

Some swap agreements entered into by a Fund would calculate the obligations of the parties to the agreements on a “net” basis. Consequently, a Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to a Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets in accordance with SEC staff guidance.

Forms of swap agreements also include cap, floor and collar agreements. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund’s exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, whether in respect of periodic payments or margin, the Fund must be prepared to make such payments when due.

A Fund’s use of swap agreements may not be successful in furthering its investment objective, as the Adviser may not accurately predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may also be considered to be illiquid. If such instruments are determined to be illiquid, then a Fund will limit its investment in these instruments subject to its limitation on investments in illiquid securities. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Certain restrictions imposed on the Funds by the Code may limit each of the Funds’ ability to use swap agreements. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Global regulatory changes could adversely affect a Fund by restricting its trading activities and/or increasing the costs or taxes to which its investors are subject. The Dodd-Frank Act in the U.S., and the European Market Infrastructure Regulation (“EMIR”) in the European Union (among others), grant prudential and financial regulators (notably the SEC and CFTC in the U.S. and European Securities and Markets Authority in the European Union) the jurisdictional and rulemaking authority necessary to impose comprehensive regulations on the OTC and cleared derivatives markets. These regulations include, but are not limited to, requirements relating to eligibility to engage in swaps transactions, disclosure, trade processing, trade reporting, centralized clearing and exchange trading of certain categories of swaps, margin and registration requirements. Under the Dodd-Frank Act, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with a Fund. Shares of other investment companies in which a Fund invests generally may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in over the next several years. The implementation of these margin requirements with respect to OTC swaps, as well as the other types of regulations described above and other global regulatory initiatives, could adversely impact the Funds by increasing transaction costs and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of derivatives that each Fund trades. Other potentially adverse regulatory obligations can develop suddenly and be imposed without notice.

Swaps on Equities, Currencies, Commodities and Futures. A Fund may enter into swaps with respect to a security, currency, commodity or futures contract (each, an “asset”); basket of assets; asset index; or index component (each, a “reference asset”). An equity, currency, commodity or futures swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference asset during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.

Equity, currency, commodity or futures swap contracts may be structured in different ways. For example, with respect to an equity swap, when a Fund takes a long position, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, a Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock.

Therefore, in this case the return to a Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when a Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, a Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

Equity, currency, commodity or futures swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to these swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to the swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover each of the Funds’ current obligations (or are otherwise covered as permitted by applicable law), the Funds and the Adviser believe that these transactions do not constitute senior securities under the 1940 Act.

Equity, currency, commodity or futures swaps are derivatives and their value can be very volatile. To the extent that the Adviser does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.

Total Return and Interest Rate Swaps. In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread.

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met. Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Interest rate and total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into on a net basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

Fixed Income/Debt/Bond Securities
Yields on fixed income securities depend on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in a Fund will be subjected to risk even if all fixed income securities in the Fund’s portfolio are paid in full at maturity. All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer’s actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of an issuer’s creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The corporate debt securities in which a Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate’s current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent that a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it will be treated as an illiquid security.

The Funds may invest in debt securities, including non-investment grade debt securities. The following describes some of the risks associated with fixed income debt securities:

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities of issuers with lower credit quality have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities of issuers with higher credit quality.

Extension Risk. Each Fund is subject to the risk that an issuer will pay principal on an obligation held by a Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Fund.

At times, some of the mortgage-backed securities in which a Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause a Fund to experience a loss equal to any unamortized premium.

Certificates of Deposit and Bankers’ Acceptances
Each Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depositary institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper
Each Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. It may be secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Time Deposits and Variable Rate Notes
Each Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations, which a Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. A Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between a Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Funds’ Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Funds’ investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations
Each Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. A Fund may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Straight Fixed-Income Debt Securities
These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-Coupon Debt Securities
These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-Fixed-Coupon Debt Securities
These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-In-Kind Bonds
These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. These bonds are typically sold without registration under the Securities Act of 1933, as amended (“the Securities Act”), usually to a relatively small number of institutional investors.

Loan Participations and Assignments
These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries.

Securities Issued in Connection with Reorganizations and Corporate Restructurings
In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. Each Fund may hold such common stock and other securities even if it does not invest in such securities.

High Yield Securities
Each Fund may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments.

Risks of high yield securities include the following:

Greater Risk of Loss. These securities are regarded as predominantly speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, a Fund would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, a Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer’s financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk investments. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Fund’s investments in lower rated securities.

Municipal Government Obligations
In general, municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes and municipal lease obligations. Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets or domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

Bonds and Notes. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal Lease Obligations. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment and facilities, such as vehicles, telecommunications and computer equipment and other capital assets. Each Fund may invest in investment companies that purchase these lease obligations directly, or it may purchase participation interests in such lease obligations. States have different requirements for issuing municipal debt and issuing municipal leases. Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a “non-appropriation” clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes. Accordingly, such obligations are subject to “non-appropriation” risk. Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

United States Government Obligations
These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. Each Fund may also invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation. The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (“CPI”). If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agency Securities
These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association (“GNMA”), Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“FHLMC”), the Farm Credit Banks, the Federal National Mortgage Association (“FNMA”), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Association). On September 7, 2008, the Federal Housing Finance Authority (the “FHFA”) placed FNMA and FHLMC into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. At the same time, the U.S. Treasury Department established a secured lending facility and a Secured Stock Purchase Agreement with both FNMA and FHLMC to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of FNMA and FHLMC.

The FHFA recently announced plans to consider taking FNMA and FHLMC out of conservatorship.  Should FNMA and FHLMC be taken out of conservatorship, it is unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the secured lending facility and the Secured Stock Purchase Agreements.  It also unclear how the capital structure of FNMA and FHLMC would be constructed post-conservatorship, and what effects, if any, the privatization of the enterprises will have on their creditworthiness and guarantees of certain mortgage-backed securities.  Accordingly, should the FHFA take the enterprises out of conservatorship, there could be an adverse impact on the value of their securities which could cause a Fund to lose value.

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PC’s”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Mortgage Pass-Through Securities
Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. Each Fund does not purchase interests in pools created by such non-governmental issuers.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which a Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which a Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which a Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which a Fund invests to be shorter than the maturities stated in the underlying mortgages.

U.S. Initial Public Offerings
Each Fund may invest in initial public offerings for equity securities of companies organized under U.S. law (“U.S. IPOs”). Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund’s portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Companies that offer securities in IPOs tend to typically have small market capitalizations and therefore their securities may be more volatile and less liquid than those issued by larger companies. Certain companies offering securities in an IPO may have limited operating experience and, as a result face a greater risk of business failure.

Illiquid and Restricted Securities
Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Beginning June 1, 2019, the Funds will implement certain portions of a written liquidity risk management program and related procedures (“Liquidity Program”) that is reasonably designed to assess and manage the Fund’s “liquidity risk” (defined by the SEC as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund) .

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. A Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. A Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority, Inc.

Under guidelines adopted by the Trust’s Board, the Adviser of the Funds may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers that purchase or sell the security; (3) the number of dealers that have undertaken to make a market in the security; (4) the number of potential purchasers; and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer).

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Fund’s Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Non-Exchange Traded Securities Risk.
The Funds may invest in non-exchange traded securities, including privately placed securities, which are subject to liquidity and valuation risks. These risks may make it difficult for those securities to be traded or valued, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition. The market for certain non-exchange traded securities may be limited to institutional investors, subjecting such investments to further liquidity risk if a market were to limit institutional trading. There may also be less information available regarding such non-exchange traded securities than for publicly traded securities, which may make it more difficult for the Adviser to fully evaluate the risks of investing in such securities and as a result place a Fund’s assets at greater risk of loss than if the Adviser had more complete information. In addition, the issuers of non-exchange traded securities may be distressed, insolvent, or delinquent in filing information needed to be listed on an exchange. Disposing of non-exchange traded securities, including privately-placed securities, may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible. More specifically, privately placed securities purchased may be “restricted securities” or are “not readily marketable.” Restricted securities cannot be sold without being registered under the Securities Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. A Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration.

Repurchase Agreements
Each Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as a Fund) purchases a security (known as the “underlying security”) from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to a Fund on repurchase. In either case, the income to a Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by a Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while a Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

When-Issued, Forward Commitments and Delayed Settlements
Each Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the custodian will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

Each Fund may engage in these transactions in furtherance of its investment objectives. Because each Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Fund’s Adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Funds will purchase or sell short securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date. In these cases a Fund may recognize taxable income. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day a Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Lending Portfolio Securities
For the purpose of achieving income, each Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) a Fund may at any time call the loan and obtain the return of securities loaned, (3) a Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of a Fund.

Short Sales
Each Fund may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. Each Fund is required to make a margin deposit in connection with such short sales; each Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a Fund covers its short position, a Fund will incur a loss; conversely, if the price declines, a Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A short sale is “against the box” to the extent a Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Cybersecurity and Operational Risk
With the increased use of technologies such as the Internet to conduct business, the Funds and their service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Funds or their service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders. The Funds and their shareholders could be negatively impacted as a result.

Value Style Risk
Over time, a value investing style may go in and out of favor, causing a Fund to sometimes underperform other funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stocks. In addition, a Fund’s value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Temporary Defensive Positions
Each Fund, as well as the underlying investment companies in which that Fund invests, may, from time to time, take temporary defensive positions that are inconsistent with a Fund’s investment objective and principal investment strategies in an attempt to respond to adverse or unstable market, economic, political, or other conditions when the Adviser deems it appropriate to do so. During such an unusual set of circumstances, a Fund (or its underlying investment companies) may hold up to 100% of its portfolios in cash or cash equivalent positions (e.g., money market securities, U.S. Government securities, and/or similar securities). When a Fund (or its underlying investment companies) takes a temporary or defensive position, a Fund may not be able to pursue or achieve its investment objective.

Liquidation of a Fund
The Board may determine to close and liquidate a Fund at any time, which may have adverse tax consequences to shareholders. In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in a Fund. A liquidating distribution would generally be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder’s basis in his or her shares of a Fund. A shareholder of the liquidating Fund will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as sales loads, account fees, or fund expenses), and a shareholder may receive an amount in liquidation less than the shareholder’s original investment.

Regulatory Risk
Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. While there continues to be uncertainty about the full impact of recent regulatory changes, each Fund will likely be subject to a more complex regulatory framework, and may incur additional costs to comply with new requirements as well as to monitor for compliance in the future.

INVESTMENT RESTRICTIONS
The investment restrictions applicable to a Fund are set forth below and are either fundamental or non-fundamental. Fundamental restrictions may not be changed without a majority vote of shareholders as required by the 1940 Act. Non-fundamental policies or restrictions may be changed by the Board without shareholder approval.

Fundamental Investment Restrictions

The Trust (on behalf of the Funds) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority” of the outstanding voting securities of the Funds. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% or more of the shares of a Fund present at a meeting at which the holders of more than 50% of a Fund’s outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares of a Fund.

As a matter of fundamental policy:

1.
Each Fund may not lend money or other assets except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2.
Each Fund may not borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.
Each Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4.
Each Fund may not concentrate its investments in a particular industry, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that a Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; (ii) tax-exempt obligations of state or municipal governments and their political subdivisions; (iii) securities of other investment companies; and (iv) repurchase agreements.

5.
Each Fund may not purchase or sell real estate, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6.
Each Fund may not buy or sell commodities or commodity (futures) contracts, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7.
Each Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority, and except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

8.
With respect to the MProved Systematic Long-Short Fund and MProved Systematic Multi-Strategy Fund, each Fund may not purchase the securities of any issuer if, as a result, a Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that a Fund may be permitted to do so by the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, exemptive order, SEC release, no-action letter or similar relief or written interpretations.

Percentage and Rating Restrictions
Except with respect to borrowing and liquidity, all percentage or rating restrictions on an investment or use of assets set forth herein or in the Prospectus will be adhered to at the time of investment. Later changes in the percentage or rating resulting from any cause other than actions by the Funds will not be considered a violation of a Fund’s investment restrictions. If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable (see "Illiquid and Restricted Securities," above), due to subsequent fluctuations in value or other reasons, a Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, a Fund will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays).

Additional Information Regarding Fundamental Investment Restrictions

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.

Lending. The 1940 Act does not prohibit a fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

For purposes of the Funds’ fundamental investment restriction with respect to lending, the entry into repurchase agreements, lending securities and acquiring of debt securities shall not constitute loans by the Funds.

Senior Securities and Borrowing. The 1940 Act prohibits a Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that a Fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of a Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, a Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Asset coverage means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the 1940 Act restrictions. In accordance with SEC staff guidance and interpretations, when a fund engages in such transactions, the fund instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). The fundamental restriction in (2) above will be interpreted to permit the Funds to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the 1940 Act and to permit the Funds to segregate or earmark liquid assets or enter into offsetting positions in accordance with the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

For purposes of the Funds’ fundamental investment restriction with respect to borrowing, the entry into options, forward contracts, futures contracts, swaps, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

Concentration. The SEC staff has defined concentration as investing 25% or more of a fund’s total assets in any particular industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, or tax-exempt obligations of state or municipal governments and their political subdivisions, except that municipal bonds backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users and thus, issuers of such obligations are subject to the Funds’ concentration policy above. Additionally, repurchase agreements must be backed by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or tax-exempt obligations of state or municipal governments and their political subdivisions (except for municipal bonds backed only by the assets and revenues of non-governmental users) to be excepted from the concentration limits. The SEC staff has further maintained that a fund should consider the underlying investments, where easily determined, of investment companies in which the fund is invested when determining concentration of the fund. For purposes of the Funds’ concentration policy, a Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC and SEC staff guidance. In this regard, the Adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Adviser may, but need not, consider industry classifications provided by third parties.

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, an investment company is a “diversified company” if, as to 75% of its total assets, it does not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the investment company. For purposes of the Funds’ diversification policy, the identification of the issuer of a security may be determined in any reasonable manner, consistent with SEC guidance.

Since the Funds intend to qualify as “regulated investment companies” under Subchapter M of the Code, each Fund will limit its investment so that at the close of each quarter of the taxable year, (1) not more than

25% of a Fund’s total assets will be invested in the securities of a single issuer, and (2) at least 50% of its total assets is invested in cash, cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and securities not representing more than 5% of a Fund’s total assets and which do not represent more than 10% of the issuer’s outstanding voting securities.

Underwriting. The 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of a fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap.

Commodities. The 1940 Act does not prohibit a Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If a Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy related to commodities above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

Real Estate. The 1940 Act does not prohibit a fund from owning real estate. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. The policy above related to real estate will be interpreted not to prevent the Funds from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

PORTFOLIO TURNOVER
The frequency of a Fund’s portfolio transactions (the portfolio turnover rate) will vary from year to year depending on many factors. Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Higher portfolio turnover rates may result in increased brokerage costs to a Fund and a possible increase in short-term capital gains or losses. See the “Financial Highlights” section of the Funds’ Prospectus for each Fund’s annual portfolio turnover rate as of the fiscal year ended December 31, 2018.

PORTFOLIO HOLDINGS INFORMATION

The Trust, on behalf of the Funds, has adopted a portfolio holdings disclosure policy that governs the timing and circumstances of disclosure of portfolio holdings of the Funds. The Adviser has also adopted a policy with respect to disclosure of each Fund’s portfolio holdings (the “Adviser’s Policy”). Information about the Funds’ portfolio holdings will not be distributed to any third party except in accordance with the portfolio holdings policies and the Adviser’s Policy (the “Disclosure Policies”). The Adviser and the Board considered the circumstances under which the Funds’ portfolio holdings may be disclosed under the Disclosure Policies and the actual and potential material conflicts that could arise in such circumstances between the interests of each Fund’s shareholders and the interests of the Adviser, distributor or any other affiliated person of the Funds. After due consideration, the Adviser and the Board determined that the Funds have a legitimate business purpose for disclosing portfolio holdings to persons described in the Disclosure Policies, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, administration or custody of the Funds. Pursuant to the Disclosure Policies, the Trust’s Chief Compliance Officer (“CCO”) is authorized to consider and authorize dissemination of portfolio holdings information to additional third parties, after considering the best interests of each Fund’s shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of the Funds’ portfolio holdings by (1) overseeing the implementation and enforcement of the Disclosure Policies, Codes of Ethics and other relevant policies of the Funds and their service providers by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering the approval of any amendment to the Disclosure Policies. The Board reserves the right to amend the Disclosure Policies at any time without prior notice to shareholders in its sole discretion.

Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each period covered by the annual report and semi-annual report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds may provide their complete portfolio holdings at the same time that it is filed with the SEC.

In the event of a conflict between the interests of the Funds and the interests of the Adviser or an affiliated person of the Adviser, the CCO of the Adviser, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Funds, and shall report such determination to the Board at the end of the quarter in which such determination was made. Any employee of the Adviser who suspects a breach of this obligation must report the matter immediately to the Adviser’s CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of a Fund to each of the following entities, which, by explicit agreement or by virtue of their respective duties to a Fund, are required to maintain the confidentiality of the information disclosed, including a duty not to trade on non-public information: the fund administrator, fund accountant, custodian, transfer agent, auditors, counsel to the Funds or the Board, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities) and regulatory authorities. As of the date of this SAI, those service providers that may receive information are U.S. Bank Global Fund Services, U.S. Bank, National Association, Northern Trust Hedge Fund Services LLC, Ernst and Young LLP, ENSO Financial Management, and ISS. Portfolio holdings information not publicly available with the SEC or through the Funds’ website may only be provided to additional third parties, including mutual fund ratings or statistical agencies, in accordance with the Disclosure Policies, when a Fund has a legitimate business purpose and the third party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information. As of the date of this SAI these parties include Lipper, Morningstar, S&P, Bloomberg and Thomson Financial, all of which may receive such information 60 calendar days following the end of a calendar quarter.

In no event shall the Adviser, its affiliates or employees, the Funds, or any other party receive any direct or indirect compensation in connection with the disclosure of information about a Fund’s portfolio holdings.

There can be no assurance that the Disclosure Policies will protect the Funds from potential misuse of portfolio holdings information by individuals or entities to which it is disclosed.

TRUSTEES AND EXECUTIVE OFFICERS

The Board oversees the management and operations of the Trust. The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series. The current Trustees and officers of the Trust, their year of birth, positions with the Trust, terms of office with the Trust and length of time served, principal occupations during the past five years and other directorships are set forth in the table below. Unless noted otherwise, the principal business address of each Trustee is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Name and Year of Birth	Positions with the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During Past Five Years
Independent Trustees of the Trust(1)
Koji Felton (born 1961)	Trustee	Indefinite Term; Since September 2015.	Counsel, Kohlberg Kravis Roberts & Co. L.P. (2013-2015).	3	Independent Trustee, Listed Funds Trust (Since 2019).
Debra McGinty-Poteet (born 1956)	Trustee	Indefinite Term; Since September 2015.	Retired.	3	Independent Trustee, First Western Funds Trust (Since May 2015).
Daniel B. Willey (born 1955)	Trustee	Indefinite Term; Since September 2015.	Retired. Chief Compliance Officer, United Nations Joint Staff Pension Fund (2009 - 2017)	3	None
Interested Trustee
Dana L. Armour(3) (born 1968)	Chair, Trustee	Indefinite Term; Since September 2015.	Senior Vice President, U.S. Bank (since 1988).	3	None
Officers of the Trust

Name and Year of Birth	Positions with the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During Past Five Years
John J. Hedrick (born 1977)	President and Principal Executive Officer	Indefinite Term; Since September 2015.	Vice President, U.S. Bank Global Fund Services (since 2005).	Not Applicable	Not Applicable
Cullen O. Small (born 1987)	Treasurer and Principal Financial Officer	Indefinite Term; Since January 2019.	Assistant Vice President, U.S. Bank Global Fund Services (since 2010).	Not Applicable	Not Applicable
Jennifer E. Kienbaum (born 1979)	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since January 2017.	Vice President, U.S. Bank Global Fund Services (since 2016); Director of Compliance, Catholic Financial Life, and Supervising Principal, MWA Financial Services (2012-2016).	Not Applicable	Not Applicable
Rachel A. Spearo (born 1979)	Secretary	Indefinite Term; Since December 2017.	Vice President, U.S. Bank Global Fund Services, (since 2004).	Not Applicable	Not Applicable
Julie Keller (born 1966)	Assistant Treasurer	Indefinite Term; Since April 2018.	Assistant Vice President, U.S. Bank Global Fund Services, (since 2004).	Not Applicable	Not Applicable

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined by the 1940 Act (“Independent Trustees”).

(2)
As of December 31, 2018, the Trust was comprised of 10 portfolios (including the Funds) managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
Ms. Armour, as a result of her employment with U.S. Bank Global Fund Services, which acts as transfer agent, administrator, and fund accountant to the Trust, is considered to be an “interested person” of the Trust, as defined by the 1940 Act.

Additional Information Concerning the Board of Trustees

The Role of the Board

The Board oversees the management and operations of the Trust. Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Adviser, the Distributor, the Administrator, the Custodian, and the Transfer Agent, each of whom are discussed in greater detail in this SAI. The Board has appointed various senior employees of the Administrator as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer provides reports as to financial reporting matters and the President provides reports as to matters relating to the Trust’s operations. In addition, the Adviser provides regular reports on the investment strategy and performance of the Funds. The Board has appointed a CCO who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established three standing committees, a Governance and Nominating Committee, an Audit Committee, which also serves as the Qualified Legal Compliance Committee, and a Valuation Committee, which are discussed in greater detail below under “Trust Committees.” The Board is comprised of one Interested Trustee and three Independent Trustees, which are Trustees that are not affiliated with the Adviser, the principal underwriter, or their affiliates. The Governance and Nominating Committee, Audit Committee and Qualified Legal Compliance Committee are comprised entirely of Independent Trustees. The Chair of the Board is an Interested Trustee. The Board has determined not to appoint a lead Independent Trustee; however, the Independent Trustees are advised by independent counsel. The President and Principal Executive Officer of the Trust is not a Trustee, but rather is a senior employee of the Administrator who routinely interacts with the unaffiliated investment advisers of the Trust and comprehensively manages the operational aspects of the funds in the Trust. The Trust has determined that it is appropriate to separate the Principal Executive Officer and Chair of the Board positions because the day-to day responsibilities of the Principal Executive Officer are not consistent with the oversight role of the Trustees and because of the potential conflict of interest that may arise from the Administrator’s duties with the Trust. The Board reviews its structure and the structure of its committees annually. Given the specific characteristics of the Trust, as described above, the Board has determined that the structure of the Interested Chair, the composition of the Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board meets regularly with the CCO to discuss compliance and operational risks and how they are managed. The Board also receives reports from the Adviser as to investment risks of the Funds. In addition to these reports, from time to time the Board receives reports from the Administrator and the Adviser as to enterprise risk management.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the chart above, below is certain additional information concerning each particular Trustee and his/her Trustee Attributes. The information is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, to ask incisive questions, and commitment to shareholder interests.

Koji Felton. Mr. Felton has served as a Trustee since 2015 and has substantial experience with the mutual fund industry and familiarity with federal securities laws and regulations. Mr. Felton’s prior experience includes serving as Director and Counsel for KKR Credit Advisors LLC, the asset manager arm of Kohlberg Kravis Roberts & Co. L.P. (2013 – 2015). Prior to that Mr. Felton served as counsel in the Financial Services Group at Dechert LLP from (2011 – 2013), as well as in various capacities, and ultimately as Senior Vice President and Deputy General Counsel for mutual funds, at Charles Schwab & Co., Inc. (1998 – 2011). Mr. Felton also worked as a staff attorney and served as the Enforcement Branch Chief for the San Francisco District Office of the SEC (1992 – 1998). Mr. Felton began his career as a litigation associate specializing in securities and banking litigation at Shearman & Sterling (1986 – 1992).

Debra McGinty-Poteet. Ms. McGinty-Poteet has served as a Trustee since 2015 and has significant mutual fund industry experience, including her current and prior experience on mutual fund boards. Ms. McGinty-Poteet currently also serves an Independent Trustee for First Western Funds Trust. Prior to becoming a Trustee of the Trust, Ms. McGinty-Poteet served as the President and Interested Trustee for Brandes Investment Trust where she also oversaw the proprietary and sub-advisory mutual fund business for Brandes Investment Advisors (1999 – 2012). Ms. McGinty-Poteet previously served as Chief Operating Officer of North American Trust Company (1997 – 1998); Global Managing Director of Mutual Funds at Bank of America (1992 – 1996); and in various capacities, and ultimately as Global Head of Mutual Funds, at Security Pacific Bank (1982 – 1992).

Daniel Willey. Mr. Willey has served as a Trustee since 2015 and has significant work history and experience in the investment management industry. As a chief compliance officer, Mr. Willey has valuable experience in an oversight role and in working with regulatory compliance matters. Mr. Willey served as the Chief Compliance Officer of the United Nations Joint Staff Pension Fund (2009 - 2017). Prior to his current role, Mr. Willey served as the Chief Operating and Chief Compliance Officer of Barrett Associates, Inc. (investment adviser and affiliate of Legg Mason (2007 – 2009); President and Chief Executive Officer of TIMCO, Citigroup Asset Management (2004 – 2006); Head Equity Trader of TIMCO (1994 – 2004); Vice President, Shawmut National Bank (1992 – 1994); Investment Officer, State of Connecticut (1990 – 1992); Vice President, Bank of New England (Connecticut Bank & Trust) (1981 – 1990); Registered Representative, Tucker Anthony and R.L. Day, Inc. (1979 – 1981); and Assistant Analyst, The Travelers Insurance Company (1977 – 1979).

Dana Armour. Ms. Armour has served as a Trustee since 2015 and has experience, knowledge, and understanding of the mutual fund industry. Ms. Armour currently serves as an Executive Vice President of U.S. Bancorp Fund Services, LLC (since 2013), where she oversees the Relationship Management group and the Fund Administration and Fund Accounting departments. Ms. Armour has served in various capacities since joining U.S. Bancorp Fund Services in 1992, and has extensive experience in 1940 Act, SEC, and Internal Revenue Service (“IRS”) compliance, and financial statement preparation. In addition, Ms. Armour has extensive experience in the oversight of regulatory examinations and providing support and assistance to mutual fund clients implementing new regulatory requirements.

Trust Committees

The Trust has three standing committees: the Governance and Nominating Committee, the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”), and the Valuation Committee.

The Governance and Nominating Committee, comprised of all the Independent Trustees, is responsible for making recommendations to the Board regarding various governance-related aspects of the Board’s responsibilities and seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Governance and Nominating Committee will consider nominees nominated by shareholders. Recommendations by shareholders for consideration by the Governance and Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust Bylaws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust no less than 120 days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on. The Governance and Nominating Committee did not hold any meetings during the Funds' most recent fiscal year ended December 31, 2018.

The Audit Committee is comprised of all of the Independent Trustees. The Audit Committee generally meets on a quarterly basis with respect to the various series of the Trust, and may meet more frequently. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit of such series’ financial statements and any matters bearing on the audit or the financial statements, and to ensure the integrity of the series’ pricing and financial reporting. The Audit Committee held four meetings during the Funds' most recent fiscal year ended December 31, 2018.

The function of the QLCC is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust.

The Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of certain officers of the Trust and the Interested Trustee of the Trust, and is overseen by the Board. The function of the Valuation Committee is to oversee and approve the fair value of securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee. The actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets as needed. The Valuation Committee held twelve meetings during the Funds' most recent fiscal year ended December 31, 2018.

Trustee Ownership of Fund Shares and Other Interests
No Trustee beneficially owned shares of the Funds as of the calendar year ended December 31, 2018. Furthermore, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Adviser, the Funds’ principal underwriter, or any of their affiliates as of the same date.

Compensation
Independent Trustees each receive an annual retainer of $22,500 allocated among each of the various portfolios comprising the Trust. In addition, the Independent Trustees receive $1,500 per regularly-scheduled meeting attended in person or telephonically or special meeting attended in-person, and $500 per any special meeting attended telephonically. Independent Trustees receive additional fees from applicable portfolios for any special meetings at rates assessed by the Trustees depending on the length of the meeting and whether in-person attendance is required. Independent Trustees are also reimbursed for expenses in connection with each Board meeting attended. These reimbursements are allocated among applicable portfolios of the Trust. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees. The Trust does not pay any fees to, or reimburse expenses of, the Interested Trustee. For the Funds’ fiscal year ended December 31, 2018, the Independent Trustees received the following compensation:

Name of Person/ Position	Aggregate Compensation From the Funds(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex(2) Paid to Trustees
Koji Felton, Independent Trustee	$9,283	None	None	$9,283
Debra McGinty Poteet, Independent Trustee	$9,283	None	None	$9,283
Daniel Willey, Independent Trustee	$9,283	None	None	$9,283

(1)	Trustees’ fees and expenses are allocated among the Funds and all other series comprising the Trust.

(2)
As of December 31, 2018, the Trust was comprised of 10 portfolios (including the Funds) managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. For the period ended December 31, 2018, aggregate Independent Trustees’ fees and expenses amounted to $83,250.

Codes of Ethics

The Trust, the Adviser and the distributor have each adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of the Adviser and distributor to invest in securities that may be purchased or held by the Funds.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures (the “Trust Proxy Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser or its designee, subject to the Board’s continuing oversight. The Trust’s Proxy Policies require that the Adviser or its designee vote proxies received in a manner consistent with the best interests of each Fund and its shareholders. The Trust Proxy Policies also require the Adviser to present to the Board, at least annually, the Adviser’s proxy policies and a record of each proxy voted by the Adviser on behalf of the Funds, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

The Adviser has adopted proxy policies, which may be amended from time to time. In voting proxies, the Adviser is guided by fiduciary principles. All proxies are to be voted solely in the best interests of the beneficial owners of the securities. A copy of the Adviser’s proxy voting policy is attached as Appendix S to this SAI.

The Trust is required to file a Form N-PX, with each Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. Form N-PX for the Funds will be available without charge, upon request, by calling toll-free 833-MPROVED (833-677-6833) and on the SEC’s website at www.sec.gov.

CONTROL PERSONS, PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP
A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of the class of a Fund. A control person is any person who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control.

As of April 1, 2019, the following shareholders owned 5% or more of the outstanding shares of a Class of a Fund as listed below:

MProved Systematic Long-Short Fund
Investor Class

Name and Address	% Ownership	Type of Ownership
M Jane Quiring Lincoln, NE 68506-4715	59.46%	Beneficial
Magnetar Financial LLC 1603 Orrington Avenue, 13th Floor Evanston, IL 60201-5018	40.54%	Beneficial
MProved Systematic Long-Short Fund
Institutional Class

Name and Address	% Ownership	Type of Ownership
Magnetar Financial LLC 1603 Orrington Avenue, 13th Floor Evanston, IL 60201-5018	100%	Beneficial
MProved Systematic Merger Arbitrage Fund
Investor Class

Name and Address	% Ownership	Type of Ownership
M Jane Quiring Lincoln, NE 68506-4715	59.24%	Beneficial
Magnetar Financial LLC 1603 Orrington Avenue, 13th Floor Evanston, IL 60201-5018	40.76%	Beneficial
MProved Systematic Merger Arbitrage Fund
Institutional Class

Name and Address	% Ownership	Type of Ownership
RL Capital Ventures LLC 1603 Orrington Avenue, 13th Floor Evanston, IL 60201-5018	99.5%	Beneficial

MProved Systematic Multi-Strategy Fund
Investor Class

Name and Address	% Ownership	Type of Ownership
US Bank NA CUST John P. Meier SEP IRA San Anselmo, CA 94960-1010	88.53%	Beneficial
M Jane Quiring Lincoln, NE 68506-4715	6.87%	Beneficial
MProved Systematic Multi-Strategy Fund
Institutional Class

Name and Address	% Ownership	Type of Ownership
Magnetar Financial LLC 1603 Orrington Avenue, 13th Floor Evanston, IL 60201-5018	43.71%	Beneficial
Litowitz Family LLC c/o Magnetar Asset Management LLC 1603 Orrington Avenue, 13th Floor Evanston, IL 60201-5018	31.27%	Beneficial
J. J. Scoby Revocable Trust c/o Magnetar Asset Management LLC 1603 Orrington Avenue, 13th Floor Evanston, IL 60201-5018	25.02%	Beneficial
As of December 31, 2018, the Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of a class of a Fund.

THE FUNDS’ INVESTMENT ADVISER
As stated in the Prospectus, investment advisory services are provided to the Funds by Magnetar Asset Management LLC (the “Adviser”) pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser is wholly owned and controlled by Magnetar Capital Partners LP (“MCP”), which is controlled by Supernova Management LLC, by virtue of its status as general partner of MCP. MCP is the sole member of a group of affiliated alternative asset managers, including the Adviser, with assets under management of approximately $13.2 billion as of February 28, 2019 (includes approximate investor capital managed by the Adviser and its affiliated investment managers, on a discretionary and non-discretionary basis, including designated investments in side pockets and unfunded commitments (money committed to any fund managed by the Adviser and its affiliated investment managers as of the report date, but not yet transferred by the investors)). The business of that complex includes management of multi-strategy hedge funds, single-strategy hedge funds and separately managed accounts, operating in and across three major investment strategies: Fixed Income and Alternative Credit, Energy and Infrastructure, and Systematic Investing.

As compensation, each Fund pays the Adviser a monthly management fee (accrued daily) based upon the average daily net assets of each Fund at the following annual rates:

MProved Systematic Long-Short Fund	1.10%
MProved Systematic Merger Arbitrage Fund	1.25%
MProved Systematic Multi-Strategy Fund	1.50%

The Advisory Agreement continues in effect for an initial two year period, and from year to year thereafter only if such continuance is specifically approved at least annually by the Board or by vote of a majority of each Fund’s outstanding voting securities and by a majority of the Independent Trustees, who are not parties to the Advisory Agreement or interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Funds on 60 days’ written notice to the Adviser when authorized either by a majority vote of a Fund’s shareholders or by a vote of a majority of the Trustees, or by the Adviser on 60 days’ written notice to the Trust, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser shall not be liable under such agreement for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In addition, for each Fund, the Adviser has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding Rule 12b-1 fees, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage and other transactional expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses to the amounts shown below as a percentage of each share class of a Fund’s average daily net assets (the “Expense Cap”):

MProved Systematic Long-Short Fund	1.35%
MProved Systematic Merger Arbitrage Fund	1.50%
MProved Systematic Multi-Strategy Fund	1.75%

The Expense Cap will remain in effect through at least April 30, 2020 and may continue annually thereafter, unless sooner terminated. The Expense Cap may be terminated (i) at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or (ii) at the end of the then-current term and upon 60 days’ written notice by the Adviser. The Adviser may request recoupment of previously waived fees and reimbursed expenses from the Fund for three fiscal years from the date they were waived or reimbursed, provided that the Fund is able to make the recoupment without exceeding the lesser of the Expense Caps (i) in effect at the time of the waiver or reimbursement, or (ii) in effect at the time of recoupment. Recoupment amounts may also include organizational expenses incurred prior to the commencement of operations subject to recoupment within three fiscal years of the date of such reimbursement.

For the fiscal year ended December 31, 2018, the Funds paid the following management fees to the Adviser:

Fiscal Period Ended	Investment Advisory Fees Accrued	Advisory Fees Waived by Adviser	Net Advisory Fees Paid to Adviser
MProved Systematic Long-Short Fund
December 31, 2018	$21,653	$(21,653)	$0

MProved Systematic Merger Arbitrage Fund
December 31, 2018	$25,551	$(25,551)	$0

MProved Systematic Multi-Strategy Fund
December 31, 2018	$237,147	$(237,147)	$0

Portfolio Managers

Devin Dallaire serves as Portfolio Manager for the Long-Short Fund and Merger Arbitrage Fund and is primarily responsible for the day-to-day management of these Funds.

Joseph Scoby, Josh Taylor, Matthew Greenawalt and Devin Dallaire each serve as Portfolio Managers for the Multi-Strategy Fund, and are jointly and primarily responsible for the day-to-day management of the Fund.

Information regarding other accounts managed by the portfolio managers as of December 31, 2018, is set forth below.

Devin Dallaire

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	1	$446.2	0	$0
Other Pooled Investment Vehicles	6	$2,606.7	1	$203.8
Other Accounts	0	$0	0	$0

Joseph Scoby

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$56.6	0	$0
Other Accounts	0	$0	0	$0
Josh Taylor

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$17.0	0	$0
Other Accounts	0	0	0	$0
Matthew Greenawalt

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	10	$187.9	8	$162.7
Other Accounts	0	0	0	$0

Compensation

Each Portfolio Manager is compensated for his work in managing the Funds, as well as for work managing other products managed by the Adviser and/or its affiliates. Each Portfolio Manager receives (a) a base salary and (b) a bonus based on both qualitative and quantitative factors, taking into account individual performance and performance of the Funds and other products managed by the Adviser and/or its affiliates, as well as the success of MCP as a whole. In addition, Portfolio Managers are eligible for retention incentives or other compensation intended to encourage long-term interest in the success of MCP’s business, the Adviser and its clients, which include the Funds.

Conflicts of Interest

It is generally the Adviser’s policy that investment decisions for all accounts managed by the portfolio managers be made based on a consideration of each client’s investment objectives, investment policies and guidelines and other specific account requirements or restrictions. Each portfolio manager may manage accounts with similar or differing investment strategies. A portfolio manager may take positions in other accounts opposite to those taken by a Fund. These positions could adversely affect the performance of investments held by a Fund.

General conflicts of interest may include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a Fund’s ability to take full advantage of the investment opportunity. When the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as of other accounts managed by a portfolio manager, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate orders of the Fund and those other accounts for the purchase or sale of the security. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other accounts. When determining allocation among accounts managed by a portfolio manager, the Adviser takes into consideration the different investment mandates and investment strategies applicable to such accounts, current investment positions of such accounts, the relative capitalization and cash availability of such accounts, investment time horizon, leverage ratios and other considerations.

Ownership of Shares of the Funds
The following table sets forth the dollar range of equity securities of each Fund beneficially owned by the portfolio manager as of December 31, 2018.

Dollar Range of Equity Securities in the Funds Beneficially Owned
Portfolio Manager	MProved Systematic Long-Short Fund	MProved Systematic Merger Arbitrage Fund	MProved Systematic Multi-Strategy Fund

Devin Dallaire	None	None	None

Joseph Scoby	None	None	Over $1,000,000

Josh Taylor	None	None	None

Matthew Greenawalt	None	None	None

SERVICE PROVIDERS

Administrator, Transfer Agent and Fund Accountant
Pursuant to an administration agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), which is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the Administrator to the Funds. Fund Services provides certain services to the Funds including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Funds or the determination of investment policy.

Pursuant to the Administration Agreement, as compensation for its services, Fund Services receives from the Funds, a fee based on each Fund’s current average daily net assets, subject to a minimum annual fee, and is entitled to certain out-of-pocket expenses. Fund Services also acts as fund accountant, transfer agent and dividend disbursing agent under separate agreements.

For services rendered to the Funds, Fund Services received the following amounts from the Funds in fund administration and fund accounting fees during the fiscal year ended December 31, 2018:

Fund	Administration Fees Received
MProved Systematic Long-Short Fund	$100,026
MProved Systematic Merger Arbitrage Fund	$89,353
MProved Systematic Multi-Strategy Fund	$134,952

Custodian
U.S. Bank National Association is the custodian of the assets of the Funds (the “Custodian”) pursuant to a custody agreement between the Custodian and the Trust. For its services, the Custodian receives a monthly fee based on a percentage of each Fund’s assets, in addition to certain transaction based fees, and is reimbursed for out of pocket expenses. The Custodian’s address is 1555 N. Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds. Fund Services, the Custodian, and the Funds’ principal underwriter are affiliated entities under the common control of U.S. Bancorp. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Funds may invest.

Independent Registered Public Accounting Firm and Legal Counsel

Ernst and Young LLP, 220 South Sixth Street, Suite 1400, Minneapolis, MN 55402 is the independent registered public accounting firm for the Funds and performs annual audits of each Fund’s financial statements and advises the Funds as to certain accounting matters.

Goodwin Procter LLP, 901 New York Avenue, NW, Washington, DC 20001, serves as legal counsel to the Trust.

EXECUTION OF PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute the Funds’ portfolio transactions. Purchases and sales of securities on an exchange are affected through brokers that charge a commission while purchases and sales of securities in the over-the-counter market will generally be executed directly with the primary “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction. Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom a Fund purchases or to whom a Fund sells is acting on its own behalf (and not as the agent of some other party, such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price. The price of over-the-counter securities usually includes an undisclosed commission or markup.

In selecting brokers or counterparties for the Funds, the Adviser will use its best judgment to choose the broker and counterparties most likely to provide “best execution.” Brokers are selected on the basis of an evaluation by the Adviser of the overall value and quality of the brokerage services provide by such firms to clients of the Adviser, including the Funds. Such service and characteristics may include, but are not limited to: commission rates charged by the broker and the ability to minimize overall costs to the Adviser’s clients; possible adverse market impact of the order and/or the Adviser’s opinion of which broker is best able to handle the order to minimize adverse market impact; execution capability and expertise; responsiveness; trading infrastructure; and ability to accommodate any special execution orders or handling requirements. The Adviser’s choice of broker and counterparties is subject to a periodic, ongoing review by the Adviser’s Best Execution Committee.

In selecting brokers, the Adviser does not have an obligation to seek the lowest available cost, but rather may consider all relevant factors, including those noted above. As a result, the Adviser may pay transaction costs that would be higher than the Adviser may be able to obtain through another broker.

Section 28(e) of the Securities Exchange Act of 1934, as amended, is a “safe harbor” that permits an investment manager to use commissions or “soft dollars” to obtain research and brokerage services that provide lawful and appropriate assistance in the investment decision-making process. The Adviser will limit the use of “soft dollars” to obtain research and brokerage services to services which constitute research and brokerage within the meaning of Section 28(e). Research services within Section 28(e) may include, but are not limited to, research reports (including market research); certain financial newsletters and trade journals; software providing analysis of securities portfolios; corporate governance research and rating services; attendance at certain seminars and conferences; discussions with research analysts; meetings with corporate executives; consultants’ advice on portfolio strategy; data services (including services providing market data, company financial data and economic data); advice from brokers on order execution; and certain proxy services. Brokerage services within Section 28(e) may include, but are not limited to, services related to the execution, clearing and settlement of securities transactions and functions incidental thereto (i.e., connectivity services between an investment manager and a broker-dealer and other relevant parties such as custodians); trading software operated by a broker-dealer to route orders; software that provides trade analytics and trading strategies; software used to transmit orders; clearance and settlement in connection with a trade; electronic communication of allocation instructions; routing settlement instructions; post trade matching of trade information; and services required by the SEC or a self-regulatory organization such as comparison services, electronic confirms or trade affirmations.

For the fiscal year ended December 31, 2018, the Funds paid the following amounts in aggregate brokerage commissions:

Fund	Aggregate Brokerage Commissions
MProved Systematic Long-Short Fund	$33
MProved Systematic Merger Arbitrage Fund	$110
MProved Systematic Multi-Strategy Fund	$4,910
As of December 31, 2018, none of the Funds owned any securities issued by any of their regular broker-dealers.

CAPITAL STOCK

Shares issued by the Funds have no preemptive, conversion, or subscription rights. Shares issued and sold by the Funds are deemed to be validly issued, fully paid and non-assessable by the Trust. Shareholders have equal and exclusive rights as to dividends and distributions as declared by a Fund and to the net assets of a Fund upon liquidation or dissolution. The Funds, each as a separate series of the Trust, vote separately on matters affecting only the Funds (e.g., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Board in its discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations. The Declaration of Trust further provides that Trustees shall have no power to bind any shareholder personally for the payment of any sum of money other than such as the shareholder may personally agree to pay.

DETERMINATION OF SHARE PRICE

The NAV of shares of a Fund will be determined once daily ordinarily as of the scheduled close of public trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern Time) on each day that the NYSE is open for trading. It is expected that the NYSE will be closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The Funds do not expect to determine the NAV of shares on any day when the NYSE is not open for trading even if there is sufficient trading in a Fund’s portfolio securities on such days to materially affect the NAV per share.

In valuing a Fund’s assets for calculating NAV, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange on such day, the security is valued at the mean between the bid and asked prices on such day. Securities primarily traded in the Nasdaq National Market

System (“NASDAQ”) for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Readily marketable securities traded only in the over-the market and not on NASDAQ are valued at the most recent trade price. All other assets of a Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

Trading in foreign securities markets is normally completed well before the close of the NYSE. In addition, foreign securities trading may not take place on all days on which the NYSE is open for trading, and may occur in certain foreign markets on days on which a Fund’s NAV is not calculated. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the calculation of NAV unless the Board deems that the particular event would affect NAV, in which case an adjustment will be made in such manner as the Board in good faith deems appropriate to determine fair market value. Assets or liabilities expressed in foreign currencies are translated, in determining NAV, into U.S. dollars based on the spot exchange rates, or at such other rates as the Adviser, pursuant to fair value procedures adopted by the Board, may determine to be appropriate.

Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Funds’ fair value procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Funds’ fair value procedures are designed to value a security at the price a Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that a Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of the Funds’ shares.

How to Buy Shares

In addition to purchasing shares directly from the Funds, you may purchase shares through certain financial intermediaries and their agents that have made arrangements with the Funds and are authorized to buy and sell shares of the Funds (collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediaries directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. If you transmit your order to these Financial Intermediaries before the close of regular trading (generally, 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, your order will be priced at the Fund’s NAV next computed after it is received by the Financial Intermediaries. Investors should check with their Financial Intermediaries to determine if it participates in these arrangements.

The public offering price of a Fund’s shares is the NAV. Shares are purchased at the public offering price next determined after the transfer agent receives your order in proper form, as discussed in the Funds’ Prospectus. In order to receive that day’s public offering price, the transfer agent must receive your order in proper form before the close of regular trading on the NYSE, generally, 4:00 p.m., Eastern Time.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of a Fund’s shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the distributor such rejection is in the best interest of a Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of a Fund’s shares.

In addition to cash purchases, the Funds’ shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy a Fund’s shares must be readily marketable; their acquisition consistent with a Fund’s objective and otherwise acceptable to the Adviser and the Board.

How to Sell Shares and Delivery of Redemption Proceeds

You can sell your Fund shares any day the NYSE is open for regular trading, either directly to a Fund or through your Financial Intermediary.

Payments to shareholders for shares of a Fund redeemed directly from a Fund will be made as promptly as possible, but no later than seven days after receipt by the Funds’ transfer agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Fund’s shareholders. Under unusual circumstances, a Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

A redemption is generally treated for U.S. federal income tax purposes as a taxable sale of the redeemed shares, the consequences of which are described below in “Tax Information”.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of a Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Redemptions

Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the Funds or their authorized agents may carry out the instructions and/or to respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Funds and their agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

The transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the transfer agent fails to employ reasonable procedures, the Funds and the transfer agent may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, that to the extent permitted by applicable law, neither the Funds nor their agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact the transfer agent.

Redemptions In-Kind

The Trust has filed an election under Rule 18f-1 of the 1940 Act committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (1) $250,000 or (2) 1% of a Fund’s assets). The Funds have reserved the right to pay the redemption price of their shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash. An in-kind redemption is generally treated for U.S. federal income tax purposes as a taxable sale of the redeemed shares, the consequences of which are described below in “Tax Information.”

Each Fund may hold up to 15% of its net assets in illiquid securities. In the unlikely event a Fund were to elect to make an in-kind redemption, each Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. Because the Funds may hold illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or a Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Funds do not anticipate that they would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

DISTRIBUTIONS AND TAX INFORMATION

Distributions

Dividends of net investment income and distributions of net capital gains from the sale of securities are generally made annually, as described in the Prospectus. Each Fund typically distributes any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also typically be distributed by December 31 of each year.

All distributions generally reduce the NAV of a Fund’s shares by the amount of the distribution. If you purchase shares prior to a distribution, the distribution will be taxable to you even though economically it may represent a return on your investment.

Each distribution by a Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year, each Fund will issue to each shareholder a statement addressing the U.S. federal income tax status of all distributions that relate to the previous year. You are responsible for the payment of taxes with respect to your investment in a Fund.

Tax Information

The following summary describes the material U.S. federal income tax consequences to United States Holders (as defined below) of shares in the Funds. This summary is based upon the Code, Treasury regulations promulgated thereunder, administrative pronouncements and judicial decisions, all as in effect as of the date of this SAI and all of which are subject to change, possibly with retroactive effect. This summary addresses only shares that are held as capital assets within the meaning of Section 1221 of the Code and does not address all of the tax consequences that may be relevant to shareholders in light of their particular circumstances or to certain types of Shareholders subject to special treatment under the Code, including, without limitation, certain financial institutions, dealers in securities or commodities, traders in securities who elect to apply a mark-to-market method of accounting, insurance companies, tax-exempt organizations, partnerships or S-corporations (and persons who own their interest in shares through a partnership or S-corporation), expatriates of the United States, persons who are subject to alternative minimum tax, persons that have a “functional currency” other than the United States dollar, persons who hold shares as a position in a “straddle” or as a part of a “hedging,” “conversion” or “constructive sale” transaction for U.S. federal income tax purposes or persons who received their shares as compensation. This summary also does not address the state, local or foreign tax consequences of an investment in the Funds.

For purposes of this discussion, a “United States Holder” means a holder of shares that for U.S. federal income tax purposes is:

•	a citizen or resident of the United States;

•
a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States, any State or the District of Columbia;

•	an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or

•
a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States persons who have the authority to control all of its substantial decisions, or which has a valid election in effect under applicable Treasury regulations to be treated as a United States person.

If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner will generally depend upon the status of such person and the activities of the limited liability company or partnership. A shareholder that is a partnership should consult its own tax advisors regarding the treatment of its partners.

Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the U.S. federal income tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in a Fund.

Tax Treatment of the Funds

Each series of the Trust is treated as a separate entity for U.S. federal income tax purposes. Each Fund has elected to qualify and intends to continue to qualify annually as a regulated investment company under Subchapter M of the Code, requiring it to comply with all applicable requirements regarding its income, assets and distributions. Provided that a Fund qualifies as a regulated investment company, it is eligible for a dividends paid deduction, allowing it to offset dividends it pays to shareholders against its taxable income; if a Fund fails to qualify as a regulated investment company under Subchapter M, it will be taxed as a regular corporation. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

Each Fund’s policy is to distribute to its shareholders all of its taxable income, including any net realized capital gains (taking into account any capital loss carry-forward of a Fund), each year in a manner that complies with the distribution requirements applicable to regulated investment companies under the Code, and results in a Fund not being subject to any U.S. federal income or excise taxes. In particular, in order to avoid the non-deductible 4% excise tax, a Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (1) at least 98% of its ordinary income for such year, (2) at least 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (3) any amounts from the prior calendar year that were not distributed and on which a Fund paid no federal income tax. However, a Fund can give no assurances that its distributions will be sufficient to eliminate all U.S. federal income taxes. The Funds are not required to consider tax consequences in making or disposing of investments.

In order to qualify as a regulated investment company, each Fund must, among other things, derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership. Each Fund must also satisfy the following two asset diversification tests. At the end of each quarter of each taxable year, (i) at least 50% of the value of a Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities being limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund’s total assets may be invested, including through corporations in which a Fund owns a 20% or greater voting interest, in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of any two or more issuers (other than the securities of other regulated investment companies) that a Fund controls (by owning 20% or more of their outstanding voting stock) and which are determined under Treasury regulations to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. Each Fund must also distribute sufficient dividends to its shareholders each taxable year to claim a dividends paid deduction equal to at least the sum of 90% of the Fund’s investment company taxable income (as adjusted under Section 852(b)(2) of the Code, but not taking into account the Fund’s dividends paid deduction; in the case of a Fund generally consisting of interest and dividend income, less expenses) and 90% of the Fund’s net tax-exempt interest, if any.

If a Fund fails to satisfy the requisite tests for qualification as a regulated investment company in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a regulated investment company for a tax year, and the relief provisions are not available, such Fund will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a regulated investment company.

Each Fund’s ordinary income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carry-forward of a Fund.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. For individual shareholders, a portion of the distributions paid by a Fund may be qualified dividends currently eligible for federal income taxation at long-term capital gain rates to the extent a Fund reports the amount distributed as a qualifying dividend and certain holding period requirements are met. In the case of corporate shareholders, a portion of the distributions may qualify for the inter-corporate dividends-received deduction to the extent a Fund reports the amount distributed as a qualifying dividend and certain holding period requirements are met. The aggregate amount so reported to either individual or corporate shareholders cannot, however, exceed the aggregate amount of qualifying dividends received by a Fund for its taxable year. In view of the Funds’ investment policy, it is expected that dividends from domestic corporations will be part of a Fund’s gross income and that, accordingly, part of the distributions by a Fund may be eligible for treatment as qualified dividend income by individual shareholders, or for the dividends-received deduction for corporate shareholders under federal tax law. However, the portion of a Fund’s gross income attributable to qualifying dividends is largely dependent on such Fund’s investment activities for a particular year and therefore cannot be predicted with any certainty. The qualified dividend treatment may be eliminated if a Fund’s shares held by an individual investor are held for less than 61 days, and the corporate-dividends received deduction may be eliminated if a Fund’s shares held by a corporate investor are treated as debt-financed or are held for less than 46 days. Distributions will be taxable to you even if the share price of a Fund has declined.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes. You will generally recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your adjusted tax basis in a Fund’s shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with regard to these shares.

Tax Treatment of Certain Fund Investments

A Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect a Fund’s ability to qualify as a regulated investment company, affect whether gains and losses recognized by a Fund are treated as ordinary income or loss or capital gain or loss, accelerate the recognition of income to a Fund and/or defer such Fund’s ability to recognize losses, and, in limited cases, subject to the Funds to U.S. federal income tax on income from certain of their foreign securities. In turn, those rules may affect the amount, timing or character of the income distributed to you by such Fund.

A Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year, as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by such Fund. A Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of a Fund’s fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on a Fund’s other investments and shareholders are advised on the nature of the distributions.

If a Fund invests in certain positions, such as zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if a Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which will generally be prior to the receipt of the corresponding cash payments. However, each Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to leverage itself by borrowing cash to satisfy distribution requirements.

A Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless such Fund elects to include the market discount in income as it accrues as discussed above.

A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in a Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to such Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

REITs in which a Fund invests often do not provide complete and final tax information to the Funds until after the time that the Funds issue a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

Tax Treatment of United States Holders – Taxation of Distributions

Distributions paid out of a Fund’s current and accumulated earnings and profits are generally dividends taxable at ordinary income rates to each shareholder. Dividends will be taxable to you even if the share price of a Fund has declined. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a nontaxable return of capital up to the amount of a shareholder’s tax basis in its shares, and then as capital gain.

For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividends currently eligible for U.S. federal income taxation at long-term capital gain rates to the extent a Fund reports the amount distributed as a qualifying dividend and certain shareholder level holding period requirements (discussed further below) are met. In the case of corporate shareholders, subject to certain limitations (not all of which are discussed herein), a portion of the distributions may qualify for the inter-corporate dividends-received deduction to the extent a Fund reports the amount distributed as a qualifying dividend and certain shareholder level holding period requirements (discussed further below) are met. The aggregate amount so reported to either individual or corporate shareholders cannot exceed the aggregate amount of qualifying dividends received by a Fund for its taxable year. Although no assurances can be provided, the Funds generally expect that dividends from domestic corporations will be part of a Fund’s gross income and that, accordingly, part of the distributions by a Fund may be eligible for treatment as qualified dividend income by individual shareholders, or for the dividends-received deduction for corporate shareholders. Qualified dividend treatment may be eliminated if Fund shares held by an individual investor are held for less than 61 days, and the corporate dividends-received deduction may be eliminated if Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days. Distributions that a Fund receives from an ETF or an underlying fund taxable as a regulated investment company or a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT.

To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

Distributions properly reported by a Fund as capital gain dividends (Capital Gain Dividends) will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends received deduction or as qualified dividend income. Each Fund will report Capital Gain Dividends, if any, in written statements furnished to its shareholders.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Tax Treatment of United States Holders - Sales and Dispositions of Shares

The sale or exchange of Fund shares, including a redemption of Fund shares treated as a sale or exchange, is a taxable transaction for U.S. federal income tax purposes. A shareholder will generally recognize a capital gain or loss on any such transaction equal to the difference, if any, between the amount of its net sales proceeds and its adjusted tax basis in its Fund shares. Any capital gain or loss will be treated as long-term capital gain or loss if you held Fund shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with regard to these shares.

Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of United States Holders - Medicare Tax

A 3.8% Medicare tax is currently imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary and Capital Gain dividends and net gains from taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your U.S. federal income tax return.

Tax Treatment of Non-U.S. Shareholders

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

Tax Treatment of Tax-Exempt Shareholders.

The Funds’ shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distribution from a Fund until a shareholder begins receiving payments from his or her retirement account. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) a Fund invests in residual interests of REMICs; (ii) a Fund invests in a REIT that is a taxable mortgage pool (TMP) or that has a subsidiary that is TMP or that invests in the residual interest of a REMIC; or (iii) shares in a Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are encouraged to consult their tax advisors regarding these issues.

Backup Withholding
The Funds may be required to withhold 24% of certain payments to a shareholder unless the shareholder has completed and submitted to a Fund a Form W-9 providing the shareholder’s taxpayer identification number and certifying under penalties of perjury: (i) that such number is correct, (ii) that (A) the shareholder is exempt from backup withholding, (B) the shareholder has not been notified by the IRS that the shareholder is subject to backup withholding as a result of an under-reporting of interest or dividends, or (C) the IRS has notified the shareholder that the shareholder is no longer subject to backup withholding, and (iii) the shareholder is a U.S. citizen or other U.S. person (as defined in IRS Form W-9); or (b) an exception applies under applicable law and Treasury regulations. Backup withholding is not an additional tax, and any amounts withheld may be credited against a shareholder’s ultimate U.S. federal income tax liability if proper documentation is provided. The Funds reserve the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

FATCA and Similar Foreign Rules

The Foreign Account Tax Compliance Act, (“FATCA”) provisions of the Code impose a withholding tax of 30% on certain types of U.S. sourced income (e.g., dividends, interest, and other types of passive income) paid, and will be required to impose a 30% withholding tax on proceeds from the sale or other disposition of property producing U.S. sourced income paid effective January 1, 2019 to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. FATCA withholding will apply to any shareholder that does not properly certify its status as a U.S. person, or, in the case of a non-U.S. shareholder, the basis for its exemption from FATCA withholding. If a Fund is required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.

To implement FATCA, the U.S. government has entered into agreements with non-U.S. governments (and is otherwise bound via automatic exchange of information agreements in treaties) to provide reciprocal exchanges of taxpayer information to non-U.S. governments. The Funds will be required to perform due diligence reviews to classify non-U.S. entity investors for FATCA purposes. Shareholders agree to provide information necessary to allow the Funds to comply with the FATCA and similar foreign rules.

THE FUNDS’ PRINCIPAL UNDERWRITER AND DISTRIBUTOR

Foreside Funds Distributors LLC (“Foreside”), Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the Funds’ principal underwriter and distributor in a continuous public offering of the Funds’ shares. Pursuant to a distribution agreement between the Funds and Foreside (the “Distribution Agreement”), Foreside acts as the Funds’ principal underwriter and distributor and provides certain administrative services and arranges for the sale of the Funds’ shares. Foreside is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of FINRA.

The Distribution Agreement between the Funds and Foreside will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of a Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Funds on a 60-day written notice when authorized either by a majority vote of a Fund’s shareholders or by vote of a majority of the Board, including a majority of the Independent Trustees, or by Foreside upon a 60-day written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Distribution Plan

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act under which each Fund pays the Distributor an amount which is accrued daily and paid quarterly, at an annual rate of up to 0.25% of the average daily net assets of the Investor Class shares of each Fund. Amounts paid under the Plan are paid to the Distributor to compensate it for costs of the services it provides to Investor Class shares of each Fund and the expenses it bears in the distribution of each Fund’s Investor Class shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Funds’ Investor Class shares to prospective investors; and preparation, printing and distribution of sales literature and advertising materials.

Under the Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Plan is considered by such Trustees no less frequently than annually. With the exception of the Distributor and the Adviser, in their capacities as the Funds’ principal underwriter and distribution coordinator, respectively, no interested person has or had a direct or indirect financial interest in the Plan or any related agreement.

While there is no assurance that the expenditures of a Fund’s assets to finance distribution of Investor Class shares will have the anticipated results, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and because the Board is in a position to monitor the distribution expenses, it is able to determine the benefit of such expenditures in deciding whether to continue the Plan.

The following table reflects the principal types of activities for which payments under the Plan were made, including the dollar amount paid by each Fund, during the fiscal year ended December 31, 2018.

	MProved Systematic Long-Short Fund	MProved Systematic Merger Arbitrage Fund	MProved Systematic Multi-Strategy Fund
Advertising/Marketing	$0	$0	$0
Printing/Mailing	$0	$0	$0
Payment to Distributor	$60	$62	$98
Payment to Dealers	$0	$0	$0
Compensation to Sales Personnel	$0	$0	$0
Other	$0	$0	$0
Total	$60	$62	$98

MARKETING AND SUPPORT PAYMENTS

The Adviser, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Funds. These payments may be divided into categories as follows:

Support Payments

Payments may be made by the Adviser to certain financial intermediaries in connection with the eligibility of the Funds to be offered in certain programs and/or in connection with meetings between the Funds’ representatives and Financial Intermediaries and their sales representatives. Such meetings may be held for various purposes, including providing education and training about the Funds and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.

Entertainment, Conferences and Events

The Adviser also may pay cash or non-cash compensation to sales representatives of Financial Intermediaries in the form of (1) occasional gifts; (2) occasional meals, tickets or other entertainments; and/or (3) sponsorship support for the Financial Intermediaries’ client seminars and cooperative advertising. In addition, the Adviser pays for exhibit space or sponsorships at regional or national events of Financial Intermediaries.

The prospect of receiving, or the receipt of additional payments or other compensation as described above by Financial Intermediaries may provide such Financial Intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

FINANCIAL STATEMENTS

The audited financial statements and financial highlights of the Funds for the fiscal year ended December 31, 2018, as set forth in the Trust’s annual report to shareholders, including the notes thereto and the report of the registered independent public accounting firm, are incorporated by reference into this SAI. You can obtain a copy of the financial statements contained in the Funds’ Annual or Semi-Annual Report without charge by calling the Funds at 833-MPROVED (833-677-6833).

APPENDIX A – PROXY VOTING POLICY

PROXY VOTING POLICY

I.	General Policy

Adviser will vote proxies prudently and solely in the economic interests of, and for the exclusive purpose of providing economic benefits to, clients. Social, political, or other objectives unrelated to the value of clients’ investments will not be considered.

II.	Proxy Voting Process

A.	Proxy Voting Coordinator

Adviser will appoint a Proxy Voting Coordinator, who will discharge the following functions in effectuating this policy:

(a)
Collecting and assembling proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing these materials to the appropriate portfolio managers to permit timely voting of proxies.

(b)
Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by Adviser and other services specified by portfolio managers, and providing this information to the appropriate managers to permit evaluation of proxy voting issues;

(c)	Providing to appropriate portfolio managers any specific voting instructions from clients;

(d)
Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons, which may include proxy voting services or agents engaged by Adviser;

(e)	Accumulating voting results as set forth in this policy and transmitting that information to the Adviser’s Chief Compliance Officer (the “Chief Compliance Officer”) or his/her designee, as requested;

(f)
Not less than annually, ascertain whether the service providers have the capacity and competency to adequately analyze proxy issues which can be accomplished by the service providers’ abilities to (1) ensure that voting recommendations are based on current and accurate information and (2) identify and address any conflicts of interest, and/or any other means that the Proxy Voting Coordinator finds necessary;

(g)	Follow up with service provider errors when detected and investigate the error and assess efforts by the service provider to reduce future errors;

(h)	Require service providers to update Adviser of any business changes that Adviser considers relevant; and

(i)	Participating in the annual review of the policy.

The Proxy Voting Coordinator may, with the approval of Adviser’s Chief Compliance Officer, delegate any portion or all of these functions to one or more other individuals employed by Adviser. Any portion or all of these functions may be performed by service providers engaged by Adviser.1

B.	Assembling Voting Information

The Proxy Voting Coordinator or his/her designee will obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. Adviser may engage service providers and other third parties to assemble this information, digest or abstract the information where necessary or desirable, and deliver it to the individuals assigned by Adviser to evaluate proxy voting issues.

C.	Portfolio Managers

The portfolio manager responsible for management of a specific account is responsible for timely voting (or determining not to vote in appropriate cases) proxies relating to securities in the account in accordance with this policy. The portfolio manager may delegate voting responsibilities to one or more other portfolio managers or other individuals. Portfolio managers are authorized to consider voting recommendations and other information and analysis from service providers, including proxy voting services, engaged by Adviser.

D.	Accumulating Voting Results

The Proxy Voting Coordinator is responsible for reporting the following information with respect to the voting of each proxy to the Chief Compliance Officer or his/her designee:

As to each matter relating to a portfolio security held by the account considered at any shareholder meeting, and with respect to which the account was entitled to vote:

(a)	The name of the portfolio security;

(b)	The exchange ticker symbol of the portfolio security;

(c)	The CUSIP number for the portfolio security;

(d)	The shareholder meeting date;

(e)	A brief identification of the matter voted on;

(f)	Whether a vote was cast on the matter;

(g)	How Adviser cast the vote, e.g., for, against or abstain regarding a proposal, or for or withhold regarding election of directors; and

(h)	Whether Adviser cast the vote for or against management.

The above information must be delivered to the Chief Compliance Officer or his/her designee annually. Adviser may use third party service providers to record, summarize and deliver the foregoing information to the Chief Compliance Officer. The Proxy Voting Coordinator may, with the approval of Adviser’s Chief Operating Officer, delegate any portion or all of these functions to one or more other individuals employed by Adviser.

E.	Communication of Votes

The Proxy Voting Coordinator or his/her designee shall timely communicate decisions on proxy votes to the custodians or other persons who transmit or record votes on portfolio securities held by or for each account. Adviser may engage one or more service providers to facilitate timely communication of proxy votes. Adviser is not responsible for voting proxies relating to proxy materials that are not forwarded on a timely basis. Adviser does not control the setting of record dates, shareholder meeting dates, or the timing of distribution of proxy materials and ballots relating to shareholder votes.

F.	Record of Voting Delegation

Adviser is authorized to vote proxies for all the accounts that it maintains.

III.	Service Providers

In furtherance of Adviser’s goal of voting proxies in the best interests of clients, there will be sufficient oversight of service providers which will be accomplished by performing the functions described in Section II (f),(g) and (h).

IV.	Conflicts of Interest

In furtherance of Adviser’s goal of voting proxies in the best interests of clients, Adviser will follow procedures designed to identify and address material conflicts that may arise between Adviser’s interests and those of its clients before voting proxies on behalf of clients.

A.	Procedures for Identifying Conflicts of Interest.

Adviser relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1.
Adviser will monitor the potential for conflicts of interest on the part of Adviser with respect to voting proxies on behalf of client accounts both as a result of personal relationships, significant client relationships, i.e., those accounting for greater than 5% of annual revenues, or special circumstances that may arise during the conduct of Adviser’s business.

2.
The Chief Compliance Officer or his/her designee will maintain a current list of issuers with respect to which Adviser has a conflict of interest in voting proxies on behalf of client accounts. Adviser will not vote proxies relating to issuers on this list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described below.

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest.

1.
The Chief Compliance Officer will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that the conflict has the potential to influence Adviser’s decision making in voting the proxy, or if the issuer that is the subject of the proxy or any executive officer of that issuer has a client relationship with Adviser of the type described above. All other materiality determinations will be based on an assessment of the particular facts and circumstances. The Chief Compliance Officer or his/her designee will maintain a written record of all materiality determinations.

2.	If it is determined that a conflict of interest is not material, Adviser may vote proxies notwithstanding the existence of the conflict.

3.	If it is determined that a conflict of interest is material, one or more methods may be used to resolve the conflict, including:

•	disclosing the conflict to clients and obtaining their consent before voting;

•	suggesting to clients that they engage another party to vote the proxy on their behalf;

•	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth in this Proxy Voting Policy; or

•	such other method as is deemed appropriate under the circumstances given the nature of the conflict.

Adviser will maintain a written record of the method used to resolve a material conflict of interest.

V.	Securities Subject to Lending Arrangements

Adviser may engage in “security lending” programs on behalf of funds that it manages under which the funds loan stock in their portfolio to various broker-dealers and collect interest based on the underlying value of the position, or may manage accounts for clients who engage in such lending programs independently of Adviser. Adviser will generally refrain from recalling and voting securities loaned out unless it determines that (i) the benefit of voting the proxy outweighs the costs and lost revenue to the client combined with the administrative effort of retrieving the securities or, (ii) in the cases of accounts subject to the Employee Retirement Income Security Act of 1974, a plan fiduciary directs Adviser to retrieve shares. Even if Adviser decides that voting loaned securities is desirable, it may be prevented from doing so because efforts to retrieve loaned securities are not always effective.

VI.	Recordkeeping

Adviser will maintain the following records relating to proxy voting:

•	a copy of this Proxy Voting Policy;

•	a copy of each proxy form, as voted;

•	with regard to each proxy that is voted, a copy of the relevant proxy solicitation, including proxy statements, and related materials;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by Adviser that were material to a proxy voting decision or that memorialized the basis for that decision; and

•
a copy of each written client request for information on how Adviser voted proxies on behalf of the client, and a copy of any written response by Adviser to any written or oral client request for information on how Adviser voted proxies on behalf of the requesting client.

The above records will be maintained and preserved for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an easily accessible location. In lieu of keeping copies of proxy statements, Adviser may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

VII.	Disclosure

Adviser will provide a summary of this Proxy Voting Policy via Adviser’s Part 2 of Form ADV to clients who establish accounts with it or investors in private investment funds managed by it upon initiation of the client relationship or investment in the fund, as the case may be. Adviser will provide a copy of this Proxy Voting Policy or information on how it voted proxies to clients, or to investors in its funds, upon written request.

VIII.	Review

The Chief Compliance Officer or his/her designee shall conduct a periodic review, no less than annually, which shall comprise of the following elements:

1.	Review a sample of the record of voting delegation against voting results to determine if Adviser is exercising its authority to vote proxies on portfolio securities held in the selected accounts;

2.	Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the period reviewed;

3.	Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of voting results and the general functioning of this policy; and

4.	Prepare annual review workpapers pertaining to the audit conducted and include any findings in a written report which will be maintained by the Chief Compliance Officer or his/her designee.

SERIES PORTFOLIOS TRUST (the “Trust”)
PART C

(MProved Funds)

OTHER INFORMATION

Item 28. Exhibits

(a)	(i)	Certificate of Trust – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on August 7, 2015.
	(ii)	Amended and Restated Agreement and Declaration of Trust – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on May 18, 2016.
(b)		Amended and Restated Bylaws – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on October 31, 2016.
(c)		Instruments Defining Rights of Security Holders – incorporated by reference to the Declaration of Trust and Bylaws.
(d)
Investment Advisory Agreement between the Trust, on behalf of the MProved Funds, and Magnetar Asset Management LLC – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on December 26, 2017.

(A)	First Amendment to the Investment Advisory Agreement – filed herewith.

(e)
Distribution Agreement between the Trust, on behalf of the MProved Funds, and Foreside Fund Services, LLC – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on December 26, 2017.

(f)		Bonus or Profit Sharing Contracts – not applicable.
(g)	(i)	Custodian Agreement between the Trust and U.S. Bank, National Association – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 5, 2015.

(A)	Amendment to the Custodian Agreement – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on December 26, 2017.

(h)	(i)
Fund Administration Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 5, 2015.

(A)	Amendment to the Fund Administration Servicing Agreement – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on December 26, 2017.

(ii)
Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 5, 2015.

(A)	Amendment to the Fund Accounting Servicing Agreement – filed herewith.

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(iii)	Transfer Agent Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 5, 2015.

(A)	Amendment to the Transfer Agent Agreement – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on December 26, 2017.

(iv)	Power of Attorney (all Trustees) dated April 26, 2019 – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on April 29, 2019.
(v)	Operating Expenses Limitation Agreement – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on December 26, 2017.

(A)	First Amendment to the Operating Expenses Limitation Agreement – filed herewith.

(i)		Opinion and Consent of Counsel by Goodwin Procter LLP for the MProved Funds – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on December 26, 2017.
(j)		Consent of Independent Registered Public Accounting Firm by Ernst and Young, LLP, – filed herewith.
(k)		Omitted Financial Statements – not applicable.
(l)		Initial Capital Agreement – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 5, 2015.
(m)		Rule 12b-1 Plan by the Trust on behalf of the MProved Funds – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on December 26, 2017.
(n)		Rule 18f-3 Plan by the Trust on behalf of the MProved Funds – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on December 26, 2017.
(o)		Reserved
(p)	(i)	Code of Ethics for the Trust – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 5, 2015.
	(ii)	Code of Ethics for Magnetar Asset Management LLC – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on December 26, 2017.

Item 29. Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30. Indemnification

Reference is made to Article VII, Section 2 of the Registrant’s Agreement and Declaration of Trust, Article VI of Registrant’s Bylaws, and Paragraph 8 of the Distribution Agreement. With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust. With respect to the Distributor, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Funds’ Registration Statement, reports to shareholders or advertising and sales literature.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, (the “1933 Act”) the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the 1933 Act

2

may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.”

Item 31. Business and Other Connections of Investment Adviser

The response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) on file with the SEC. The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32. Principal Underwriter.

(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

ABS Long/Short Strategies Fund
Absolute Shares Trust
AdvisorShares Trust
AmericaFirst Quantitative Funds
American Century ETF Trust
ARK ETF Trust
BP Capital TwinLine Energy Fund, Series of Professionally Managed Portfolios
BP Capital TwinLine MLP Fund, Series of Professionally Managed Portfolios
Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust
Bridgeway Funds, Inc.
Brinker Capital Destinations Trust
Calvert Ultra-Short Duration Income NextShares, Series of Calvert Management Series
Center Coast Brookfield MLP & Energy Infrastructure Fund
CornerCap Group of Funds
Davis Fundamental ETF Trust
Direxion Shares ETF Trust
Eaton Vance NextShares Trust
Eaton Vance NextShares Trust II
EIP Investment Trust
EntrepreneurShares Series Trust
Evanston Alternative Opportunities Fund
Exchange Listed Funds Trust (f/k/a Exchange Traded Concepts Trust II)
FEG Absolute Access Fund I LLC
Fiera Capital Series Trust
FlexShares Trust
Forum Funds
Forum Funds II
FQF Trust

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Friess Small Cap Growth Fund, Series of Managed Portfolio Series
GraniteShares ETF Trust
Guinness Atkinson Funds
Horizons ETF Trust I (f/k/a Recon Capital Series Trust)
Infinity Core Alternative Fund
Innovator ETFs Trust
Innovator ETFs Trust II (f/k/a Elkhorn ETF Trust)
Ironwood Institutional Multi-Strategy Fund LLC
Ironwood Multi-Strategy Fund LLC
John Hancock Exchange-Traded Fund Trust
Manor Investment Funds
Miller/Howard Funds Trust
Miller/Howard High Income Equity Fund
Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
MProved Systematic Long-Short Fund, Series Portfolios Trust
MProved Systematic Merger Arbitrage Fund, Series Portfolios Trust
MProved Systematic Multi-Strategy Fund, Series Portfolios Trust
NYSE® Pickens Oil Response™ ETF, Series of ETF Series Solutions
OSI ETF Trust
Palmer Square Opportunistic Income Fund
Partners Group Private Income Opportunities, LLC
PENN Capital Funds Trust
Performance Trust Mutual Funds, Series of Trust for Professional Managers
Pine Grove Alternative Institutional Fund
Plan Investment Fund, Inc.
PMC Funds, Series of Trust for Professional Managers
Point Bridge GOP Stock Tracker ETF, Series of ETF Series Solutions
Quaker Investment Trust
Ranger Funds Investment Trust
Renaissance Capital Greenwich Funds
RMB Investors Trust (f/k/a Burnham Investors Trust)
Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
Salient MF Trust
SharesPost 100 Fund
Sound Shore Fund, Inc.
Steben Alternative Investment Funds
Steben Select Multi-Strategy Fund
Strategy Shares
The 504 Fund (f/k/a The Pennant 504 Fund)
The Chartwell Funds
The Community Development Fund
The Relative Value Fund
Third Avenue Trust
Third Avenue Variable Series Trust
TIFF Investment Program
Transamerica ETF Trust
U.S. Global Investors Funds
U.S. Policy Alpha ETF, Series of Listed Funds Trust
VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
VictoryShares Emerging Market High Div Volatility Wtd ETF, Series of Victory Portfolios II
VictoryShares Emerging Market Volatility Wtd ETF, Series of Victory Portfolios II
VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II

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VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
Vivaldi Opportunities Fund
West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)
Wintergreen Fund, Inc.
WisdomTree Trust
WST Investment Trust

(b)The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

(c)    Not applicable.

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Item 33. Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bank Global Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
Registrant’s Custodian	U.S. Bank, National Association 1555 N. Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212
Registrant’s Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Registrant’s Investment Adviser	Magnetar Asset Management LLC 1603 Orrington Avenue, 13th Floor Evanston, IL 60201
Item 34. Management Services
Not applicable.
Item 35. Undertakings
Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 60 to its Registration Statement on Form N-1A meets all the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act, and the Registrant has duly caused this Post-Effective Amendment No. 60 to its Registration Statement on Form N-1A to be signed below on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on the 30th day of April, 2019.

Series Portfolios Trust

By: /s/ John J. Hedrick*
John J. Hedrick
President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 60 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Daniel B. Willey*	Trustee	April 30, 2019
Daniel B. Willey

/s/ Debra McGinty-Poteet*	Trustee	April 30, 2019
Debra McGinty-Poteet

/s/ Koji Felton*	Trustee	April 30, 2019
Koji Felton

/s/ Dana L. Armour*	Trustee	April 30, 2019
Dana L. Armour

/s/ John J. Hedrick*	President and Principal	April 30, 2019
John J. Hedrick	Executive Officer

/s/ Cullen O. Small*	Treasurer and Principal	April 30, 2019
Cullen O. Small	Financial Officer

*By: /s/ John J. Hedrick
John J. Hedrick Attorney-In Fact pursuant to Power of Attorney

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EXHIBIT INDEX

Exhibit	Exhibit No.
First Amendment to the Investment Advisory Agreement	EX.99.d.A
Amendment to the Fund Accounting Servicing Agreement	EX.99.h.ii.A
First Amendment to the Operating Expenses Limitation Agreement	EX.99.h.v.A
Consent of Independent Registered Public Accounting Firm	EX.99.j

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